                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-9036
                 ----------------------------------------------

                             UBS Relationship Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                                 Mark F. Kemper
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                                Bruce Leto, Esq.
                       Stradley Ronon Stevens & Young, LLP
                            2600 One Commerce Square
                            Philadelphia, PA 215-564

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end:  December 31

Date of reporting period: June 30, 2004

ITEM 1.  REPORTS TO STOCKHOLDERS.

[UBS GLOBAL ASSET MANAGEMENT LOGO]


UBS GLOBAL SECURITIES RELATIONSHIP FUND
UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND
UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND
UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND
UBS SMALL CAP EQUITY RELATIONSHIP FUND
UBS INTERNATIONAL EQUITY RELATIONSHIP FUND
UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND
UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND
UBS U.S. BOND RELATIONSHIP FUND
UBS HIGH YIELD RELATIONSHIP FUND
UBS EMERGING MARKETS DEBT RELATIONSHIP FUND
UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND
UBS CORPORATE BOND RELATIONSHIP FUND
UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND


SEMI-ANNUAL REPORT
JUNE 30, 2004

TABLE OF CONTENTS

           PERFORMANCE AND SCHEDULES OF INVESTMENTS
               UBS Global Securities Relationship Fund                         2
               UBS U.S. Large Cap Equity Relationship Fund                    15
               UBS Large Cap Select Equity Relationship Fund                  19
               UBS U.S. Large Cap Value Equity Relationship Fund              23
               UBS Small Cap Equity Relationship Fund                         27
               UBS International Equity Relationship Fund                     32
               UBS Emerging Markets Equity Relationship Fund                  37
               UBS U.S. Cash Management Prime Relationship Fund               42
               UBS U.S. Bond Relationship Fund                                44
               UBS High Yield Relationship Fund                               51
               UBS Emerging Markets Debt Relationship Fund                    58
               UBS U.S. Securitized Mortgage Relationship Fund                63
               UBS Corporate Bond Relationship Fund                           69
               UBS Opportunistic High Yield Relationship Fund                 74

           Statements of Assets and Liabilities                               78

           Statements of Operations                                           80

           Statements of Changes in Net Assets                                82

           Financial Highlights                                               88

           Notes to Financial Statements                                      95

UBS GLOBAL SECURITIES RELATIONSHIP FUND

Over the six months ended June 30, 2004, UBS Global Securities Relationship Fund (the "Fund") returned 2.42%, slightly outperforming the 2.37% return of its benchmark, the Global Securities Relationship Fund Index (the "Index").* Since inception on April 30, 1995, through period end, the Fund returned 10.16% on an annualized basis, compared with a 8.25% annualized return for the Index. (Returns for the share classes over various time periods are shown on page 4; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

Despite continuing signs of solid economic growth and rising corporate profits, the prospect of rising interest rates tempered market results. The Fund's asset allocation strategy allowed us to add incremental value in this challenging environment.

EQUITIES: GLOBAL ANALYST NETWORK GUIDED COUNTRY AND INDUSTRY WEIGHTS

The Fund enjoys access to a global network of analysts and investment specialists. Collectively, these on-site experts offer insight into local economies, financial markets and specific investments. This input proved particularly beneficial during the past six months, when global equity markets offered fewer opportunities to add value.

At the asset allocation level, our research team assesses the relative valuations available across and within asset classes. While this research found the global equity markets generally undervalued in 2003, continued economic growth and market appreciation eliminated many of the value discrepancies in 2004. At the same time, our research indicated that, while global bond markets were generally overvalued in 2003, falling prices had brought most markets closer to intrinsic value in 2004. The Fund responded to these changes with strategic adjustments to its allocation. We pared our equity exposure, but, overall, still favored global equities over global fixed income. This asset allocation mix benefited performance as equities outperformed bonds over the fiscal year.

Within equities, the Fund relied on its global research network to guide country allocation decisions. In the US, we maintained a neutral position versus the Index, based on valuation estimates for US equities. In terms of the Fund's international holdings, we pared exposure in developed markets, and increased holdings in emerging markets stocks. Emerging markets stocks were some of the top performers in the first half of the period, with almost every emerging equities market reporting gains. However, these stocks fell sharply in the second half of the review period, due to concerns over rising US interest rates. Fears of an economic slowdown in China further rattled investor confidence to emerging markets equities. We used this period of weakness as a buying opportunity, and increased the Fund's emerging markets equities exposure. (At period end, the Fund had no exposure to emerging markets debt, in part, to offset the risk exposure of the Fund's emerging markets equity position.) Our research suggests that while the US and other developed markets should see strong earnings and moderate appreciation, emerging markets offer greater potential.

Our in-depth research also guided the Fund's sector positioning during the period. In the US, the Fund was overweight financial stocks, bypassing troubled insurance companies in favor of what we considered to be more promising opportunities in banks and diversified financial services organizations. This sector came under pressure at the end of the period, when it became apparent that the Federal Reserve Board would raise short-term interest rates at its June meeting, which led investors to anticipate that rising rates would cause the sector to underperform. However, we believe our holdings--banks with substantial capital markets exposure--will see minimal impact from rising rates.

Other positioning themes in US equities were overweights to pharmaceuticals and telecommunications, and an underweight to semiconductors. The Fund also held overweights to international financial, food, beverage and tobacco stocks. Conversely, our principal underweights outside the US were away from insurance and capital goods.

FIXED INCOME: BALANCING RISK AND REWARD IN A FALLING MARKET

The global bond markets showed surprising resilience during the first half of the review period, at a time when most experts expected the improving economy to detract from results. However, further proof of economic growth, as well as the threat of inflation, emerged in the second half of the period, and the bond market sold off sharply.

In a falling market, it can be tempting to reach for yield by moving into riskier areas in search of return. However, our research, which strives to take only risks for which we will be rewarded, indicated that even the riskier areas of the global fixed income market were offering limited potential opportunity. As a result, the Fund underweighted global bonds in favor of global equities, and took a relatively defensive stance within the fixed income market.

From a geographic perspective, we found that global bonds were trading at what we considered to be close to intrinsic value, with no individual country or region showing large discrepancies. As a result, we opted for a conservative position in this environment, with Index-like exposure to US bonds, and an overall underweight exposure to international bonds. Two areas where we took slightly larger positions were our overweight in attractive Canadian bonds and our underweight in Japanese bonds. We believe Japanese bonds will likely follow the path (yields rising, prices falling) taken by US bonds.

The Fund focused on sector-level positioning to add value in the changing market environment. In anticipation of further interest rate hikes this year, we moved to underweight shorter-term bonds. The proceeds of these sales are being held in cash; our plan is to reinvest this cash when rates increase further. We also reduced our exposure to emerging markets debt in the first half of the period, moving assets into a non-benchmark position in US Treasury Inflation-Protected

* AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED AS FOLLOWS: 40% RUSSELL 3000 INDEX; 22% MSCI WORLD EX USA (FREE) INDEX; 21% CITIGROUP BIG BOND INDEX; 9% CITIGROUP NON-US WORLD GOVERNMENT BOND INDEX (UNHEDGED); 2% JP MORGAN EMBI GLOBAL INDEX; 3% MSCI EMERGING MARKETS FREE INDEX; AND 3% MERRILL LYNCH HIGH YIELD CASH PAY INDEX.

Securities (TIPS). We eliminated this position later in the period, however, when investor demand drove TIPS prices up well beyond what we considered to be intrinsic value. With the US Treasury suggesting it will soon increase the supply of TIPS, we believe these securities may underperform the overall bond market.

In another strategic move, we lowered the Fund's exposure to US high yield bonds from neutral to underweight, mid-period. Riding the speculative wave, US high yield bonds delivered superior performance in 2003, and solid returns in the first half of the period. However, the market became overvalued and, in our opinion, was less attractive from a risk/reward perspective. In contrast, we increased the Fund's position to US fixed income securities, moving from a 3% underweight to a neutral weight. We view this segment of the market as close to intrinsic value.

On a final note, currency allocation had only a slightly negative impact on performance over the reporting period. Early in the period, the Fund's currency positions were scaled back, and the overall size of our active positioning was fairly low.

LOOKING AHEAD

Despite some lingering issues, we believe the short-term global economic outlook is positive. In the absence of large value discrepancies between markets, we will seek to add value to the Fund in the near-term through asset allocation, strategy and security selection in both the equity and fixed income markets.

We have no plans to dramatically alter the Fund's asset allocation breakdown, as we continue to favor global equities over global bonds. Within equities, we believe investors will continue their migration toward higher-quality companies that offer fundamentally sound financials and sustainable earnings growth. We believe the portfolio is well positioned for this environment. We also do not anticipate any significant shifts to country allocations. As such, the Fund will likely maintain its slight preference for international developed markets over the US. We will maintain our underweight position to Japan, until we see some evidence that the country's expansion can be sustained through domestic demand.

The Fund will remain underweight Japanese bonds relative to the Index, as we favor continental Europe's fixed income market. Within the US, we continue to see better opportunities in conventional bonds over high yield securities. In our opinion, long-term US Treasury yields are now at fair value. To add incremental return, we anticipate maintaining the Fund's overweight position in asset-backed and mortgage-backed bonds.

As always, we will rely on our network of researchers and analysts located around the world to provide timely information on the rapidly changing marketplace. Leveraging this input, we will seek to invest in compelling opportunities across asset classes, countries, currencies and individual securities.

TOTAL RETURN (UNAUDITED)

                                                 6 MONTHS        1 YEAR         3 YEARS        5 YEARS      ANNUALIZED
                                                   ENDED          ENDED          ENDED          ENDED       4/30/95* TO
                                                  6/30/04        6/30/04        6/30/04        6/30/04        6/30/04
-----------------------------------------------------------------------------------------------------------------------
UBS GLOBAL SECURITIES RELATIONSHIP FUND                2.42%         18.77%         10.39%          7.46%         10.16%
Global Securities Relationship Fund Index**            2.37          17.27           5.01           2.64           8.25
MSCI World Equity (Free) Index                         3.66          24.35           1.16          -1.46           6.98
Citigroup World Government Bond Index                 -1.53           5.65          11.94           7.00           5.57

*  PERFORMANCE INCEPTION DATE OF UBS GLOBAL SECURITIES RELATIONSHIP FUND.
** AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED AS FOLLOWS: 40%
   WILSHIRE 5000 INDEX; 22% MSCI WORLD EX USA (FREE) INDEX; 21% CITIGROUP BIG BOND INDEX; 9% CITIGROUP NON-U.S. WORLD GOVERNMENT BOND INDEX (UNHEDGED); 2% JP MORGAN EMBI GLOBAL INDEX; 3% MSCI EMERGING MARKETS FREE INDEX; AND 3% MERRILL LYNCH HIGH YIELD CASH PAY INDEX.
   ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
   TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2004 (UNAUDITED)

                                                                   PERCENTAGE OF
                                                                     NET ASSETS
--------------------------------------------------------------------------------
Citigroup, Inc.                                                         1.7%
Nextel Communications, Inc., Class A                                    1.6
Microsoft Corp.                                                         1.3
Allergan, Inc.                                                          1.3
Wells Fargo & Co.                                                       1.3
Burlington Northern Santa Fe Corp.                                      1.1
Morgan Stanley                                                          1.0
UnitedHealth Group, Inc.                                                1.0
Illinois Tool Works, Inc.                                               1.0
ExxonMobil Corp.                                                        1.0
--------------------------------------------------------------------------------
Total                                                                  12.3%

TOP TEN FIXED INCOME HOLDINGS

AS OF JUNE 30, 2004 (UNAUDITED)

                                                                   PERCENTAGE OF
                                                                     NET ASSETS
--------------------------------------------------------------------------------
U.S. Treasury Note
4.250%, due 08/15/13                                                   2.0%
Deutsche Bundesrepublik
6.000%, due 01/04/07                                                   0.6
U.S. Treasury Note
5.375%, due 02/15/31                                                   0.6
U.S. Treasury Note
1.625%, due 02/28/06                                                   0.6
Federal Home Loan Mortgage Corp.
5.125%, due 07/15/12                                                   0.5
Deutsche Bundesrepublik
6.500%, due 07/04/27                                                   0.5
U.S. Treasury Bond
6.250%, due 05/15/30                                                   0.5
U.S. Treasury Bond
6.250%, due 08/15/23                                                   0.4
U.S. Treasury Note
3.375%, due 12/15/08                                                   0.4
Federal Home Loan Mortgage Corp., Gold
6.000%, due 08/15/34                                                   0.4
--------------------------------------------------------------------------------
Total                                                                  6.5%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2004 (UNAUDITED)

U.S. EQUITIES
   Aerospace & Defense                                                      1.23%
   Airlines                                                                 0.09
   Autos Components                                                         0.39
   Biotechnology                                                            0.89
   Building Products                                                        0.93
   Chemicals                                                                0.24
   Commercial Banks                                                         1.69
   Commercial Services & Supplies                                           0.42
   Computers & Peripherals                                                  0.24
   Construction Materials                                                   0.50
   Diversified Financial Services                                           1.69
   Electric Utilities                                                       2.11
   Electronic Equipment & Instruments                                       0.35
   Finance                                                                  2.76
   Food & Staples Retailing                                                 1.29
   Gas Utilities                                                            0.36
   Health: Care Equipment & Supplies                                        0.50
   Health: Care Providers & Services                                        1.64
   Household Products                                                       0.58
   Insurance                                                                1.84
   Machinery                                                                1.51
   Media                                                                    3.06
   Multiline Retail                                                         0.33
   Oil & Gas                                                                1.66
   Paper & Forest Products                                                  0.24
   Pharmaceuticals                                                          4.13
   Road & Rail                                                              1.12
   Software                                                                 1.97
   Specialty Retail                                                         0.28
   Telecommunications Services                                              0.32
   Thrifts & Mortgage Finance                                               0.95
   Wireless Telecommunication Services                                      1.57
                                                                          ------
      Total U.S. Equities                                                  36.88*

INTERNATIONAL EQUITIES
   Air Freight & Logistics                                                  0.30
   Auto Components                                                          0.26
   Automobiles                                                              0.84
   Beverages                                                                0.56
   Capital Markets                                                          0.29
   Chemicals                                                                0.22
   Commercial Banks                                                         4.21
   Commercial Services & Supplies                                           0.27
   Communications Equipment                                                 0.31
   Construction & Engineering                                               0.05
   Construction Materials                                                   0.46
   Diversified Financial Services                                           0.28
   Diversified Telecommunication Services                                   1.10
   Electric Utilities                                                       0.28
   Electronic Equipment & Instruments                                       0.18
   Food & Staples Retailing                                                 0.55
   Food Products                                                            0.77
   Gas Utilities                                                            0.24
   Health: Care Providers & Services                                        0.08
   Hotels, Restaurants & Leisure                                            0.11
   Household Durables                                                       0.59
   Household Products                                                       0.31
   Insurance                                                                0.82
   IT Services                                                              0.13
   Leisure Equipment & Products                                             0.13
   Machinery                                                                0.05
   Media                                                                    0.97
   Metals & Mining                                                          0.42
   Multi-Utilities & Unregulated Power                                      0.33
   Multiline Retail                                                         0.02
   Office Electronics                                                       0.31
   Oil & Gas                                                                2.07
   Paper & Forest Products                                                  0.54
   Pharmaceuticals                                                          1.95
   Real Estate                                                              0.36
   Road & Rail                                                              0.33
   Semiconductors & Semiconductor Equipment                                 0.23
   Software                                                                 0.13
   Specialty Retail                                                         0.42%
   Tobacco                                                                  0.41
   Trading Companies & Distributors                                         0.20
   Wireless Telecommunication Services                                      1.10
                                                                          ------
        Total International Equities                                       23.18

TOTAL EQUITIES                                                             60.06
                                                                          ------
U.S. BONDS
U.S. Corporate Bonds
   Aerospace & Defense                                                      0.02
   Airlines                                                                 0.02
   Automobiles                                                              0.13
   Beverages                                                                0.09
   Capital Markets                                                          0.20
   Chemicals                                                                0.11
   Commercial Banks                                                         0.20
   Commercial Services & Supplies                                           0.05
   Communications Equipment                                                 0.01
   Consumer Finance                                                         0.45
   Diversified Financial Services                                           0.40
   Diversified Telecommunication Services                                   0.09
   Electric Utilities                                                       0.30
   Energy Equipment & Services                                              0.03
   Food & Staples Retailing                                                 0.08
   Food Products                                                            0.06
   Gas Utilities                                                            0.03
   Hotels, Restaurants & Leisure                                            0.01
   Household Durables                                                       0.04
   Household Products                                                       0.01
   Insurance                                                                0.09
   IT Services                                                              0.03
   Machinery                                                                0.01
   Media                                                                    0.17
   Metals & Mining                                                          0.01
   Multi-Utilities & Unregulated Power                                      0.05
   Multiline Retail                                                         0.04
   Oil & Gas                                                                0.14
   Paper & Forest Products                                                  0.03
   Personal Products                                                        0.01
   Pharmaceuticals                                                          0.04
   Real Estate                                                              0.04
   Road & Rail                                                              0.10
   Steel                                                                    0.06
   Telecommunications Services                                              0.07
   Thrifts & Mortgage Finance                                               0.12
   Tobacco                                                                  0.03
   Wireless Telecommunication Services                                      0.02
                                                                          ------
        Total U.S. Corporate Bonds                                          3.39

Asset-Backed Securities                                                     0.74
Commercial Mortgage-Backed Securities                                       1.69
Mortgage & Agency Debt Securities                                           8.12
U.S. Government Obligations                                                 4.59
                                                                          ------
        Total U.S. Bonds                                                   18.53*

INTERNATIONAL BONDS
International Corporate Bonds
   Foreign Banks                                                            0.07
   Foreign Energy                                                           0.01
   Foreign Financial Services                                               0.01
   Foreign Telecommunications                                               0.06
   Foreign Transportation                                                   0.04
                                                                          ------
        Total International Corporate Bonds                                 0.19

   Sovereign \ Supranational Bonds                                          0.02
   Foreign Government Bonds                                                 5.24
                                                                          ------
        Total International Bonds                                           5.45

        Total Bonds                                                        23.98
                                                                          ------

INVESTMENT COMPANIES                                                       13.09
INVESTMENTS OF CASH COLLATERAL                                              5.04
SHORT-TERM INVESTMENTS                                                      2.25*
   TOTAL INVESTMENTS                                                      104.42
LIABILITIES, IN EXCESS OF CASH AND OTHER ASSETS                            (4.42)
                                                                          ------
NET ASSETS                                                                100.00%
                                                                          ======

* THE FUND HELD A SHORT POSITION IN STOCK INDEX FUTURES WHICH REDUCED THE U.S. EQUITY EXPOSURE FROM 36.88% TO 35.85%. THE FUND ALSO HELD A LONG POSITION IN U.S. TREASURY FUTURES WHICH INCREASED THE U.S. BOND EXPOSURE FROM 18.53% TO 20.00%. THESE ADJUSTMENTS RESULTED IN A NET DECREASE TO THE FUND'S EXPOSURE TO SHORT-TERM INVESTMENTS FROM 2.25% TO 1.80%.

UBS GLOBAL SECURITIES RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2004 (Unaudited)

                                                                   SHARES           VALUE
                                                               --------------   --------------
EQUITIES -- 60.06%
U.S. EQUITIES -- 36.88%
Aflac, Inc.                                                            85,900   $    3,505,579
Albertson's, Inc. (a)                                                 187,500        4,976,250
Allergan, Inc.                                                        144,900       12,971,448
American Electric Power Co., Inc. (a)                                 115,050        3,681,600
American International Group, Inc.                                     86,976        6,199,649
Anthem, Inc. (b)                                                       46,300        4,146,628
Boeing Co.                                                            109,300        5,584,137
Bristol-Myers Squibb Co.                                              144,400        3,537,800
Burlington Northern Santa Fe Corp.                                    329,500       11,555,565
Cephalon, Inc.(a)(b)                                                   71,500        3,861,000
Citigroup, Inc.                                                       373,475       17,366,587
CMS Energy Corp. (a)(b)                                               146,200        1,334,806
ConocoPhillips                                                         68,958        5,260,806
Costco Wholesale Corp.                                                201,000        8,255,070
Dell, Inc. (b)                                                         68,100        2,439,342
Delta Air Lines, Inc. (a)(b)                                          134,800          959,776
Dominion Resources, Inc.                                               37,900        2,390,732
Eastman Chemical Co.                                                   54,200        2,505,666
Equifax, Inc.                                                          79,500        1,967,625
Exelon Corp.                                                          220,200        7,330,458
ExxonMobil Corp.                                                      228,500       10,147,685
FirstEnergy Corp.                                                     153,620        5,746,924
Freddie Mac                                                           153,900        9,741,870
Gannett Co., Inc.                                                      33,600        2,850,960
Genzyme Corp. (b)                                                     112,200        5,310,426
Guidant Corp.                                                          36,600        2,045,208
Hartford Financial Services Group, Inc.                                61,700        4,241,258
Illinois Tool Works, Inc.                                             106,800       10,241,052
Ingersoll-Rand Co., Class A                                            76,900        5,253,039
Interpublic Group of Cos., Inc. (b)                                   252,200        3,462,706
JPMorgan Chase & Co.                                                  243,200        9,428,864
Johnson & Johnson                                                     179,724       10,010,627
Johnson Controls, Inc.                                                 74,500        3,976,810
Kerr-McGee Corp.                                                       30,250        1,626,543
Kimberly-Clark Corp.                                                   89,900        5,922,612
Kohl's Corp. (b)                                                       80,700        3,411,996
Martin Marietta Materials, Inc.                                       116,181        5,150,304
Masco Corp.                                                           306,400        9,553,552
MeadWestvaco Corp.                                                     82,500        2,424,675
Medtronic, Inc.                                                        64,600        3,147,312
Mellon Financial Corp.                                                287,500        8,432,375
Mettler Toledo International, Inc. (b)                                 74,100        3,641,274
Microsoft Corp.                                                       472,700       13,500,312
Morgan Stanley                                                        199,250       10,514,422
Mylan Laboratories, Inc.                                              339,700        6,878,925
Nextel Communications, Inc., Class A (b)                              604,900       16,126,634
Northrop Grumman Corp.                                                 87,400        4,693,380
Omnicom Group                                                          96,400        7,315,796
Oracle Corp. (b)                                                      379,000        4,521,470
Pepco Holdings, Inc. (a)                                               65,900        1,204,652
PNC Financial Services Group                                           84,700        4,495,876
Quest Diagnostics, Inc.                                                27,200        2,310,640
SBC Communications, Inc.                                              134,600        3,264,050
Sempra Energy Corp.                                                   108,200        3,725,326
Time Warner, Inc. (b)                                                 421,600        7,411,728
TJX Cos., Inc.                                                        119,800        2,891,972
UnitedHealth Group, Inc.                                              166,600       10,370,850
United Technologies Corp.                                              26,400        2,415,072
Veritas Software Corp. (b)                                             82,000        2,271,400
Viacom, Inc., Class B                                                 234,800        8,387,056
Viad Corp. (b)                                                         86,000        2,322,860
Wells Fargo & Co.                                                     225,700       12,916,811
Westwood One, Inc. (b)                                                 85,800        2,042,040
Willis Group Holdings Ltd.                                            134,100   $    5,022,045
Wyeth                                                                 252,500        9,130,400
                                                                                --------------
Total U.S. Equities                                                                379,332,313
                                                                                --------------
INTERNATIONAL EQUITIES -- 23.18%
AUSTRALIA -- 1.03%
Australia & New Zealand Banking
  Group Ltd.                                                          115,526        1,471,091
Australian Gas Light Co., Ltd.                                         87,013          735,239
News Corp., Ltd., Preferred                                           205,822        1,684,663
QBE Insurance Group Ltd. (a)                                          237,439        2,117,120
Rio Tinto Ltd.                                                         14,008          350,799
Westpac Banking Corp.                                                 291,004        3,567,756
Woolworths Ltd.                                                        78,033          619,679
                                                                                --------------
                                                                                    10,546,347
                                                                                --------------
BELGIUM -- 0.28%
Fortis                                                                131,833        2,919,182
                                                                                --------------
CANADA -- 1.25%
Alcan, Inc.                                                            50,730        2,088,604
Bank of Nova Scotia (a)                                                66,800        1,784,655
BCE, Inc.                                                              59,400        1,182,905
Canadian National Railway Co. (a)                                      48,900        2,106,630
Canadian Tire Corp.                                                     7,000          255,305
Magna International, Inc., Class A                                      9,300          788,185
Shoppers Drug Mart Corp. (b)                                           53,100        1,322,797
Suncor Energy, Inc.                                                    49,900        1,265,783
Toronto Dominion Bank (a)                                              64,500        2,062,845
                                                                                --------------
                                                                                    12,857,709
                                                                                --------------
FINLAND -- 0.47%
Nokia Oyj                                                             217,760        3,142,162
UPM-Kymmene Oyj                                                        91,460        1,740,338
                                                                                --------------
                                                                                     4,882,500
                                                                                --------------
FRANCE -- 1.78%
Aventis S.A.                                                           27,725        2,093,047
BNP Paribas (a)                                                        40,199        2,472,305
Cap Gemini S.A. (b)                                                    34,353        1,378,836
France Telecom S.A.                                                   106,648        2,779,316
Sanofi-Synthelabo S.A.(a)                                              19,470        1,234,154
Suez S.A.                                                              32,629          679,234
Total S.A. (a)                                                         32,592        6,213,635
Unibail                                                                13,981        1,445,849
                                                                                --------------
                                                                                    18,296,376
                                                                                --------------
GERMANY -- 0.19%
Allianz AG                                                             17,667        1,913,660
                                                                                --------------
HONG KONG -- 0.25%
Cheung Kong Holdings Ltd.                                             148,000        1,091,054
Sun Hung Kai Properties Ltd.                                          140,000        1,148,747
Television Broadcasts Ltd.                                             73,000          312,598
                                                                                --------------
                                                                                     2,552,399
                                                                                --------------
IRELAND -- 0.66%
Bank of Ireland                                                       319,425        4,267,140
CRH PLC                                                               118,159        2,495,642
                                                                                --------------
                                                                                     6,762,782
                                                                                --------------
ITALY -- 0.64%
Assicurazioni Generali SpA                                             46,501        1,254,277
ENI SpA                                                               115,228        2,287,936

                                                                   SHARES           VALUE
                                                               --------------   --------------
UniCredito Italiano SpA                                               607,135   $    2,999,004
                                                                                --------------
                                                                                     6,541,217
                                                                                --------------
JAPAN -- 4.19%
Canon, Inc.                                                            60,600        3,193,420
Fuji Photo Film Co., Ltd.                                              42,000        1,316,409
Funai Electric Co., Ltd.                                                9,400        1,416,267
Honda Motor Co., Ltd.                                                 120,600        5,813,646
Hoya Corp.                                                              6,800          711,690
Kao Corp.                                                             132,000        3,181,597
Mitsubishi Corp.                                                      144,000        1,398,891
Mitsubishi Tokyo Financial Group, Inc.                                    129        1,194,061
Nintendo Co., Ltd.                                                     11,200        1,298,447
Nippon Telegraph & Telephone Corp.                                         76          406,067
Nippon Unipac Holding                                                     277        1,449,544
Nitto Denko Corp.                                                       2,400          122,733
NTT DoCoMo, Inc.                                                        2,428        4,339,092
Rohm Co., Ltd.                                                         19,600        2,345,929
Sekisui House Ltd. (a)                                                125,000        1,387,298
Sompo Japan Insurance, Inc.                                           228,000        2,329,835
Sumitomo Mitsui Financial Group, Inc.                                     240        1,645,237
Takeda Pharmaceutical Co., Ltd.                                        79,100        3,472,382
Toyota Industries Corp.                                                78,200        1,877,689
Toyota Motor Corp.                                                     70,400        2,851,744
West Japan Railway Co.                                                    333        1,342,803
                                                                                --------------
                                                                                    43,094,781
                                                                                --------------
NETHERLANDS -- 1.70%
ABN AMRO Holding NV                                                    86,781        1,898,360
Koninklijke Philips Electronics NV                                     80,280        2,161,496
Reed Elsevier NV (a)                                                  229,333        3,219,868
Royal KPN NV (b)                                                      314,825        2,397,780
TPG NV                                                                133,852        3,058,343
VNU NV                                                                111,464        3,237,075
Wolters Kluwer NV                                                      83,808        1,521,318
                                                                                --------------
                                                                                    17,494,240
                                                                                --------------
PORTUGAL -- 0.19%
Electricidade de Portugal S.A.                                        164,376          459,973
Portugal Telecom, SGPS, S.A. (a)                                      141,376        1,525,685
                                                                                --------------
                                                                                     1,985,658
                                                                                --------------
SPAIN -- 0.54%
Banco Bilbao Vizcaya Argentaria S.A.                                  218,572        2,919,864
Banco Santander Central Hispano S.A.                                  131,125        1,360,818
Telefonica S.A.                                                        83,382        1,232,578
                                                                                --------------
                                                                                     5,513,260
                                                                                --------------
SWEDEN -- 0.76%
Electrolux AB, B Shares                                                55,400        1,062,705
Hennes & Mauritz AB, B Shares                                          56,300        1,453,660
Svenska Cellulosa AB, B Shares                                         61,040        2,317,477
Svenska Handelsbanken AB, A Shares                                     60,490        1,212,538
Swedish Match AB                                                      176,820        1,807,412
                                                                                --------------
                                                                                     7,853,792
                                                                                --------------
SWITZERLAND -- 1.86%
Adecco S.A. (a)(b)                                                     28,052        1,397,672
Credit Suisse Group (b)                                                83,088        2,952,265
Givaudan S.A.                                                           2,005        1,160,672
Holcim Ltd.                                                            40,579        2,206,507
Nestle S.A.                                                            19,394        5,172,146
Novartis AG                                                            33,511        1,478,348
Roche Holding AG                                                       40,238        3,983,960
Swiss Reinsurance Co.                                                  12,742   $      827,660
                                                                                --------------
                                                                                    19,179,230
                                                                                --------------
UNITED KINGDOM -- 7.39%
Abbey National PLC                                                    106,929          995,272
Alliance Unichem PLC                                                   66,891          791,527
AstraZeneca PLC                                                        80,005        3,589,503
Balfour Beatty PLC                                                    116,846          562,595
Barclays PLC                                                          525,032        4,472,703
BOC Group PLC                                                          61,165        1,023,817
BP PLC                                                                756,342        6,679,818
BT Group PLC                                                          485,062        1,746,125
Cadbury Schweppes PLC                                                 317,925        2,742,969
Centrica PLC                                                          415,415        1,691,282
Compass Group PLC                                                     193,880        1,183,138
Diageo PLC                                                            424,286        5,720,805
Electrocomponents PLC                                                 181,238        1,173,370
Gallaher Group PLC                                                    196,464        2,374,656
GlaxoSmithKline PLC                                                   208,840        4,226,641
HSBC Holdings PLC                                                     202,562        3,012,238
Invensys PLC (b)                                                    1,566,208          511,257
Kingfisher PLC                                                        545,591        2,832,241
National Grid Transco PLC                                             350,398        2,703,826
Rentokil Initial PLC                                                  530,232        1,389,477
Rio Tinto PLC                                                          79,457        1,910,703
Royal Bank of Scotland Group PLC                                      206,050        5,933,905
Scottish & Southern Energy PLC                                        196,575        2,429,470
Shell Transport & Trading Co. PLC                                     664,296        4,873,014
Tesco PLC                                                             776,291        3,748,277
Vodafone Group PLC                                                  3,223,871        7,059,635
Wolseley PLC                                                           39,493          612,356
                                                                                --------------
                                                                                    75,990,620
                                                                                --------------

Total International Equities                                                       238,383,753
                                                                                --------------
Total Equities (Cost $526,506,034)                                                 617,716,066
                                                                                --------------

                                                                    FACE
                                                                   AMOUNT
                                                               --------------
BONDS -- 23.98%
U.S. BONDS -- 18.53%
U.S. CORPORATE BONDS -- 3.39%
Abbott Laboratories, Inc.
  5.625%, due 07/01/06                                         $      115,000          120,708
Alcoa, Inc.
  6.000%, due 01/15/12                                                120,000          126,882
Allstate Corp. (The)
  7.200%, due 12/01/09                                                110,000          125,420
Altria Group, Inc.
  7.750%, due 01/15/27                                                180,000          184,043
American Electric Power Co., Inc.
  6.125%, due 05/15/06                                                285,000          299,183
American Express Co.
  3.750%, due 11/20/07                                                 80,000           79,751
Anadarko Finance Co., Series B
  7.500%, due 05/01/31                                                105,000          119,553
Anheuser-Busch Cos., Inc.
  9.000%, due 12/01/09                                                155,000          188,419
AT&T Corp. (a)
  8.000%, due 11/15/31                                                285,000          278,192
AT&T Wireless Services, Inc.
  8.750%, due 03/01/31                                                210,000          256,025
Avalonbay Communities, Inc.
  7.500%, due 08/01/09                                                105,000          117,799

                                                                    FACE
                                                                   AMOUNT           VALUE
                                                               --------------   --------------
Avon Products, Inc.
  7.150%, due 11/15/09                                         $      100,000   $      112,402
Bank of America Corp.
  7.400%, due 01/15/11                                                575,000          651,658
Bank One Corp.
  7.875%, due 08/01/10                                                270,000          312,297
Boeing Capital Corp.
  7.375%, due 09/27/10                                                160,000          180,918
Bombardier Capital, Inc., 144A (a)
  6.125%, due 06/29/06                                                500,000          494,877
Bristol-Myers Squibb Co.
  5.750%, due 10/01/11                                                125,000          130,248
Burlington Northern Santa Fe Corp.
  7.082%, due 05/13/29                                                115,000          124,832
C.S. First Boston USA, Inc.
  3.875%, due 01/15/09 (a)                                            285,000          277,935
  6.500%, due 01/15/12                                                320,000          343,868
Caterpillar, Inc. (a)
  6.550%, due 05/01/11                                                115,000          127,269
Cendant Corp. (a)
  6.250%, due 01/15/08                                                155,000          165,294
Centex Corp.
  9.750%, due 06/15/05                                                265,000          280,799
Citigroup, Inc.
  7.250%, due 10/01/10                                                870,000          979,798
Citizens Communications Co.
  9.250%, due 05/15/11                                                335,000          350,139
Coca-Cola Co.
  4.000%, due 06/01/05                                                 90,000           91,129
Comcast Cable Communications, Inc. (a)
  6.750%, due 01/30/11                                                725,000          782,335
Commonwealth Edison Co.
  6.150%, due 03/15/12                                                 95,000          101,478
Computer Sciences Corp.
  3.500%, due 04/15/08                                                125,000          122,602
ConAgra Foods, Inc.
  6.750%, due 09/15/11                                                120,000          131,483
ConocoPhillips
  8.500%, due 05/25/05                                                245,000          257,581
  8.750%, due 05/25/10                                                275,000          332,377
Consolidated Edison, Inc., Series B
  7.500%, due 09/01/10                                                545,000          623,542
Coors Brewing Co.
  6.375%, due 05/15/12                                                105,000          112,477
Countrywide Home Loans, Inc.
  3.250%, due 05/21/08                                                160,000          153,912
DaimlerChrysler N.A. Holding Corp. +
  4.050%, due 06/04/08                                                900,000          882,472
Devon Financing Corp., ULC
  6.875%, due 09/30/11                                                300,000          326,597
Dominion Resources, Inc., Class B
  7.625%, due 07/15/05                                                210,000          220,603
Dow Chemical Co. (The) (a)
  6.125%, due 02/01/11                                                475,000          502,528
Duke Energy Field Services, LLC
  7.875%, due 08/16/10                                                300,000          341,900
EOP Operating LP
  7.250%, due 06/15/28                                                300,000          310,765
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11                                                180,000          209,315
Federated Department Stores, Inc.
  6.625%, due 04/01/11                                         $      120,000   $      130,077
First Data Corp.
  5.625%, due 11/01/11                                                140,000          146,075
FirstEnergy Corp., Series B (a)
  6.450%, due 11/15/11                                                125,000          129,595
FleetBoston Financial Corp.
  7.375%, due 12/01/09                                                145,000          163,503
Ford Motor Co. (a)
  7.450%, due 07/16/31                                                230,000          219,241
Ford Motor Credit Co. (a)
  5.800%, due 01/12/09                                              1,225,000        1,236,514
  7.375%, due 02/01/11                                                215,000          226,775
FPL Group Capital, Inc.
  7.625%, due 09/15/06                                                115,000          125,379
GATX Financial Corp.
  6.875%, due 11/01/04                                                150,000          152,501
General Electric Capital Corp.
  6.000%, due 06/15/12                                              1,800,000        1,899,518
  6.750%, due 03/15/32                                                400,000          430,006
General Motors Acceptance Corp.
  6.875%, due 09/15/11                                                500,000          512,648
  8.000%, due 11/01/31                                                315,000          322,745
General Motors Corp. (a)
  8.375%, due 07/15/33                                                225,000          238,161
Goldman Sachs Group, Inc.
  6.875%, due 01/15/11                                                795,000          872,728
Harrah's Operating Co., Inc.
  7.125%, due 06/01/07                                                  5,000            5,384
  7.500%, due 01/15/09                                                135,000          147,886
Hartford Financial Services Group (The)
  4.700%, due 09/01/07                                                325,000          333,045
Hertz Corp.
  7.625%, due 08/15/07                                                210,000          225,066
Household Finance Corp.
  6.750%, due 05/15/11                                                550,000          601,041
ICI Wilmington, Inc.
  4.375%, due 12/01/08                                                260,000          255,045
International Lease Finance Corp.
  3.500%, due 04/01/09                                                160,000          152,143
International Paper Co. (a)
  6.750%, due 09/01/11                                                145,000          157,160
JPMorgan Chase & Co.
  6.750%, due 02/01/11                                                575,000          626,695
John Deere Capital Corp.
  7.000%, due 03/15/12                                                170,000          190,249
Kerr-McGee Corp.
  7.875%, due 09/15/31                                                 30,000           33,089
Key Bank N.A.
  7.000%, due 02/01/11                                                115,000          126,424
Kimberly-Clark Corp., 144A
  4.500%, due 07/30/05                                                 75,000           76,434
Kinder Morgan, Inc.
  6.650%, due 03/01/05                                                200,000          205,557
Kohl's Corp. (a)
  6.300%, due 03/01/11                                                115,000          123,745
Kraft Foods, Inc.
  5.625%, due 11/01/11                                                270,000          274,669
Kroger Co.
  7.500%, due 04/01/31                                                175,000          193,686

                                                                    FACE
                                                                   AMOUNT           VALUE
                                                               --------------   --------------
Lincoln National Corp.
  6.200%, due 12/15/11                                         $      105,000   $      111,436
Lockheed Martin Corp.
  8.500%, due 12/01/29                                                 95,000          119,164
Marathon Oil Corp.
  6.125%, due 03/15/12                                                145,000          152,992
Marsh & McClennan Cos., Inc.
  6.250%, due 03/15/12                                                225,000          241,361
MBNA Capital, Series B +
  1.979%, due 02/01/27                                                175,000          164,672
McKesson Corp.
  7.750%, due 02/01/12                                                190,000          216,377
MidAmerican Energy Co.
  5.125%, due 01/15/13                                                225,000          223,587
Miller Brewing Co., 144A
  5.500%, due 08/15/13                                                425,000          426,483
Morgan Stanley
  6.750%, due 04/15/11                                              1,085,000        1,189,018
Motorola, Inc.
  7.625%, due 11/15/10                                                135,000          151,991
Newell Rubbermaid, Inc.
  4.000%, due 05/01/10                                                125,000          118,656
News America, Inc.
  7.125%, due 04/08/28                                                115,000          122,286
Northwest Airlines, Inc. +
  8.072%, due 10/01/19                                                200,855          214,856
Pepsi Bottling Holdings, Inc., 144A (a)
  5.625%, due 02/17/09                                                145,000          153,204
PP&L Capital Funding, Inc. +
  7.750%, due 04/15/05                                                125,000          129,551
PPL Capital Funding Trust I, 144A
  4.330%, due 03/01/09                                                190,000          183,919
Praxair, Inc.
  6.375%, due 04/01/12                                                165,000          179,429
Progress Energy, Inc. (a)
  7.000%, due 10/30/31                                                115,000          118,345
PSEG Power LLC
  7.750%, due 04/15/11                                                200,000          226,506
Qwest Capital Funding, Inc. (a)
  7.900%, due 08/15/10                                                280,000          247,800
Rohm & Haas Co.
  7.850%, due 07/15/29                                                125,000          149,956
Safeway, Inc. (a)
  6.500%, due 03/01/11                                                165,000          174,828
Sempra Energy Corp.
  7.950%, due 03/01/10                                                110,000          126,433
SLM Corp.
  5.625%, due 04/10/07                                                400,000          420,346
Southern California Edison Co.
  8.000%, due 02/15/07                                                250,000          276,166
Southern Power Co., Series B
  6.250%, due 07/15/12                                                300,000          315,090
Southwestern Electric Power, Series B
  4.500%, due 07/01/05                                                 70,000           71,293
Sprint Capital Corp.
  8.375%, due 03/15/12                                                105,000          120,680
Target Corp. (a)
  7.000%, due 07/15/31                                                135,000          150,780
Time Warner, Inc.
  7.625%, due 04/15/31                                                575,000          622,231
Transocean, Inc.
  6.625%, due 04/15/11                                                260,000          283,705
Travelers Property Casualty Corp.
  5.000%, due 03/15/13                                         $      155,000   $      150,136
U.S. Bank N.A., Minnesota
  6.375%, due 08/01/11                                                120,000          129,631
Unilever Capital Corp.
  7.125%, due 11/01/10                                                185,000          209,288
Union Pacific Corp.
  6.700%, due 12/01/06                                                400,000          429,284
United Technologies Corp.
  6.100%, due 05/15/12                                                120,000          128,520
UST, Inc. (a)
  6.625%, due 07/15/12                                                130,000          140,786
Valero Energy Corp.
  7.500%, due 04/15/32                                                175,000          194,666
Verizon New England, Inc.
  6.500%, due 09/15/11                                                 45,000           47,949
Verizon New York, Inc.
  6.875%, due 04/01/12                                                300,000          321,634
Verizon New York, Inc., Series B (a)
  7.375%, due 04/01/32                                                105,000          110,519
Viacom, Inc.
  6.625%, due 05/15/11                                                 95,000          103,358
Wachovia Bank N.A.
  7.800%, due 08/18/10                                                305,000          352,449
Wal-Mart Stores, Inc.
  6.875%, due 08/10/09                                                450,000          501,779
Walt Disney Co.
  6.375%, due 03/01/12                                                120,000          128,765
Washington Mutual, Inc.
  5.625%, due 01/15/07                                                925,000          967,667
Waste Management, Inc.
  7.375%, due 08/01/10                                                100,000          112,353
Wells Fargo Bank, N.A.
  6.450%, due 02/01/11                                                300,000          327,088
Westdeutsche Landesbank
  6.750%, due 06/15/05                                                125,000          130,186
Weyerhaeuser Co.
  7.375%, due 03/15/32                                                125,000          135,928
Wyeth
  5.250%, due 03/15/13                                                195,000          188,196
Xcel Energy, Inc.
  7.000%, due 12/01/10                                                225,000          248,890
                                                                                --------------
Total U.S. Corporate Bonds                                                          34,926,402
                                                                                --------------
Asset-Backed Securities -- 0.74%
Americredit Automobile Receivables Trust,
  03-AM, Class A2B +
  1.630%, due 10/06/06                                                 99,725           99,737
Capital One Multi-Asset Execution Trust,
  03-A1, Class A1 +
  1.629%, due 01/15/09                                                675,000          678,092
Conseco Finance Securitizations Corp.,
  00-2, Class A4
  8.480%, due 12/01/30                                                500,000          515,025
Conseco Finance Securitizations Corp.,
  00-5, Class A4
  7.470%, due 02/01/32                                                834,904          865,698
Conseco Finance Securitizations Corp.,
  00-B, Class AF4
  7.870%, due 02/15/31                                                  7,167            7,226

                                                                    FACE
                                                                   AMOUNT           VALUE
                                                               --------------   --------------
Countrywide Asset-Backed Certificates,
  03-SD3, Class A1, 144A +
  1.720%, due 12/25/32                                         $      194,696   $      195,477
Countrywide Asset-Backed Certificates,
  04-SD1, Class A1, 144A +
  1.640%, due 06/25/33                                                661,601          662,779
Greentree Financial Corp., 99-1, Class A5
  6.110%, due 09/01/23                                              1,070,000        1,072,341
Massachusetts Special Purpose
  Master Trust, 99-1, Class A5
  7.030%, due 03/15/12                                                275,000          306,255
Paragon Mortgages PLC,
  7A, Class B1A, 144A+
  2.305%, due 05/15/43                                                600,000          600,000
Providian Gateway Master Trust,
  04-AA, Class C, 144A +
  2.139%, due 03/15/11                                                250,000          250,325
Providian Gateway Master Trust,
  04-BA, Class D, 144A+
  2.525%, due 07/15/10                                                480,000          480,000
Providian Gateway Master Trust,
  04-AA, Class D, 144A +
  3.089%, due 03/15/11                                                280,000          280,224
RAFC Asset-Backed Trust, 01-1, Class A3
  5.115%, due 01/25/15 (d)                                            502,094          510,463
Sears Credit Account Master Trust,
  01-1, Class A
  1.419%, due 02/15/10+                                               675,000          674,539
Structured Asset Securities Corp.,
  03-AL2, Class A, 144A +
  3.356%, due 01/25/31                                                198,131          180,880
Vanderbilt Mortgage Finance,
  00-B, Class 1A3 +
  8.255%, due 05/07/17                                                239,763          246,446
                                                                                --------------
Total Asset-Backed Securities                                                        7,625,507
                                                                                --------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.69%
Asset Securitization Corp.,
  95-MD4, Class A3+
  7.384%, due 08/13/29                                              2,000,000        2,195,127
Bear Stearns Commercial Mortgage
  Securities, 00-WF1, Class A2+
  7.780%, due 02/15/32                                                695,000          792,021
Commercial Mortgage Trust,
  01-FL5A, Class E, 144A+
  2.739%, due 11/15/13                                                270,000          270,766
Commercial Mortgage Trust,
  01-FL5A, Class F, 144A+
  2.197%, due 11/15/13                                                315,000          315,556
DLJ Commercial Mortgage Corp.,
  99-CG1, Class A1A+
  6.080%, due 03/10/32                                                638,968          668,946
DLJ Commercial Mortgage Corp.,
  99-CG1, Class A1B+
  6.460%, due 03/10/32                                                780,000          842,195
DLJ Commercial Mortgage Corp.,
  00-CKP1, Class A1B+
  7.180%, due 08/10/10                                                200,000          223,425
First Union Commercial Mortgage
  Securities, Inc., 97-C2, Class A3
  6.650%, due 11/18/29                                                768,074          816,966
GMAC Commercial Mortgage Securities,
  Inc., 97-C2, Class A2+
  6.550%, due 04/16/29                                         $      348,860   $      351,965
Greenwich Capital Commercial Funding
  Corp., 03-FL1, Class A, 144A +
  1.681%, due 07/05/18                                                242,294          242,329
GS Mortgage Securities Corp.,
  96-PL, Class A2+
  7.410%, due 02/15/27                                                 36,491           36,700
GS Mortgage Securities Corp.,
  98-GLII, Class A1 +
  6.312%, due 04/13/31                                              1,386,334        1,453,717
Host Marriott Pool Trust,
  99-HMTA, Class A, 144A +
  6.980%, due 08/03/15                                                276,736          295,683
Host Marriott Pool Trust,
  99-HMTA, Class C, 144A +
  7.730%, due 08/03/15                                                450,000          504,118
Host Marriott Pool Trust,
  99-HMTA, Class D, 144A +
  7.970%, due 08/03/15                                                280,000          312,146
Host Marriott Pool Trust,
  99-HMTA, Class E, 144A +
  8.070%, due 08/03/15                                                280,000          307,099
JP Morgan Commercial Mortgage Finance
  Corp., 99-C8, Class A1 +
  7.325%, due 07/15/31                                                782,583          815,636
JP Morgan Commercial Mortgage Finance
  Corp., 99-C8, Class A2 +
  7.400%, due 07/15/31                                              1,250,000        1,387,718
LB Commercial Conduit Mortgage Trust,
  99-C1, Class A1 +
  6.410%, due 06/15/31                                                465,042          485,581
LB Commercial Conduit Mortgage Trust,
  99-C2, Class A2 +
  7.325%, due 10/15/32                                                170,000          190,384
Morgan Stanley Capital I,
  96-WF1, Class A3, 144A +
  7.684%, due 11/15/28                                                337,393          348,982
Morgan Stanley Dean Witter Capital I,
  00-LIF2, Class A1 +
  6.960%, due 10/15/33                                                348,645          375,436
Morgan Stanley Dean Witter Capital I,
  01-TOP1, Class A4 +
  6.660%, due 02/15/33                                                 50,000           54,798
Nomura Asset Securities Corp.,
  95-MD3, Class A1B +
  8.150%, due 04/04/27                                                692,398          710,495
PNC Mortgage Acceptance Corp.,
  00-C1, Class A2 +
  7.610%, due 02/15/10                                              1,350,000        1,528,577
Salomon Brothers Mortgage Securities VII,
  00-C1, Class A2 (a) +
  7.520%, due 12/18/09                                              1,340,000        1,513,125
Starwood Asset Receivables Trust,
  03-1A, Class A1, 144A+
  1.570%, due 08/28/22                                                372,379          372,379
                                                                                --------------
Total Commercial Mortgage-Backed
  Securities                                                                        17,411,870
                                                                                --------------

                                                                    FACE
                                                                   AMOUNT           VALUE
                                                               --------------   --------------
MORTGAGE & AGENCY DEBT SECURITIES -- 8.12%
Citicorp Mortgage Securities, Inc.,
  94-3, Class A13
  6.500%, due 02/25/24                                         $      296,167   $      306,065
CMC Securities Corp.IV,
  97-NAM3, Class FX A5
  7.250%, due 10/25/27                                                  4,771            4,766
C.S. First Boston Mortgage Securities
  Corp., 02-10, Class 2A1
  7.500%, due 05/25/32                                                380,203          393,634
C.S. First Boston Mortgage Securities
  Corp., 03-8, Class 5A1
  6.500%, due 04/25/33                                              1,012,204        1,037,253
Federal Home Loan Mortgage Corp.
  3.875%, due 01/12/09                                              1,980,000        1,946,459
  5.000%, due 01/30/14 (a)                                          2,685,000        2,598,795
  5.125%, due 07/15/12                                              4,975,000        5,026,879
Federal Home Loan Mortgage Corp.,
  1595, Class D
  7.000%, due 10/15/13                                                180,484          189,485
Federal Home Loan Mortgage Corp.,
  2297, Class NB
  6.000%, due 03/15/16                                                540,000          566,576
Federal Home Loan Mortgage Corp.,
  2426, Class GH
  6.000%, due 08/15/30                                                935,000          959,061
Federal Home Loan Mortgage Corp.,
  2532, Class PD
  5.500%, due 06/15/26                                              1,300,000        1,349,265
Federal Home Loan Mortgage Corp., Gold
  5.500%, due 01/01/18                                                 18,655           19,108
  5.500%, due 04/01/18                                                428,686          438,985
  6.000%, due 12/01/17                                                536,623          559,942
  6.000%, due 03/01/29                                              1,556,164        1,591,335
  6.000%, due 10/01/29                                                143,813          147,607
  6.000%, due 12/01/30                                                367,996          377,251
  6.000%, due 10/01/33                                              1,639,634        1,676,691
  6.000%, due 08/15/34                                              4,000,000        4,067,500
  6.500%, due 04/01/29                                                  6,085            6,347
  6.500%, due 05/01/29                                              1,320,837        1,377,745
  6.500%, due 06/01/29                                                259,993          271,195
  6.500%, due 03/01/32                                                 16,330           17,034
  6.500%, due 11/01/32                                              1,863,996        1,944,306
  6.500%, due 08/15/34                                              1,940,000        2,013,962
  8.000%, due 09/01/25                                                  1,047            1,133
Federal National Mortgage Association
  2.625%, due 01/19/07+                                             3,355,000        3,288,860
  3.376%, due 09/01/33+                                               267,275          267,452
  3.925%, due 05/01/33+                                               826,871          832,674
  4.341%, due 03/01/34+                                               823,775          838,778
  4.440%, due 06/01/33+                                               507,063          513,491
  4.585%, due 11/01/33+                                             1,735,917        1,746,506
  4.599%, due 04/01/33+                                               415,036          426,809
  5.000%, due 02/01/19                                              1,893,708        1,900,147
  5.000%, due 03/01/34                                              1,539,710        1,489,111
  5.125%, due 01/02/14                                                310,000          301,681
  5.500%, due 01/01/09                                                450,648          465,289
  5.500%, due 01/01/18                                                162,642          166,789
  5.500%, due 03/01/33                                                626,909          624,722
  6.000%, due 06/01/14                                              1,208,328        1,260,460
  6.000%, due 07/01/17                                         $       73,758   $       76,940
  6.000%, due 06/01/23                                                 46,304           47,774
  6.000%, due 11/01/28                                                438,381          448,085
  6.000%, due 05/01/29                                                  8,342            8,527
  6.000%, due 07/01/29                                              2,813,377        2,875,657
  6.000%, due 06/01/31                                                101,576          103,825
  6.000%, due 06/01/33                                                249,323          254,842
  6.000%, due 10/01/33                                              3,335,481        3,409,319
  6.000%, due 12/01/33                                              1,870,598        1,912,007
  6.250%, due 02/01/11(a)                                             720,000          773,022
  6.500%, due 02/01/09                                              3,373,793        3,565,519
  6.500%, due 01/01/29                                                273,476          286,186
  6.500%, due 04/01/29                                                212,751          221,686
  6.500%, due 08/01/29                                                372,039          388,221
  6.500%, due 11/01/31                                                361,094          376,259
  6.500%, due 08/15/34                                              1,575,000        1,634,063
  7.000%, due 05/01/33                                              1,870,669        1,974,399
  7.500%, due 02/01/33                                                622,443          667,461
Federal National Mortgage Association
  Grantor Trust, 01-T4, Class A1
  7.500%, due 07/25/41                                              1,737,107        1,868,363
Federal National Mortgage Association
  Grantor Trust, 00-T6, Class A1
  7.500%, due 06/25/30                                                696,842          746,708
Federal National Mortgage Association
  Grantor Trust, 01-T10, Class  A2
  7.500%, due 12/25/41                                                 60,855           65,440
Federal National Mortgage Association
  Grantor Trust, 01-T5, Class A3
  7.500%, due 06/19/30                                                531,826          569,883
Federal National Mortgage Association
  Whole Loan, 95-W3, Class A
  9.000%, due 04/25/25                                                106,786          117,553
Federal National Mortgage Association
  Whole Loan, 03-W11, Class A1
  5.308%, due 06/25/33                                                523,030          534,349
Federal National Mortgage Association
  Whole Loan, 03-W6, Class 6A
  4.501%, due 08/25/42                                                284,668          297,914
Federal National Mortgage
  Association, PO
  9.500%, due 11/01/09                                                 44,299           48,552
GMAC Mortgage Corp. Loan Trust,
  03-AR2, Class 4A1+
  4.764%, due 12/19/33                                              1,339,540        1,309,790
Government National Mortgage
  Association
  4.000%, due 10/20/29                                                369,872          371,876
  6.000%, due 11/20/28                                                 11,141           11,420
  6.000%, due 01/15/29                                                 42,326           43,438
  6.000%, due 02/20/29                                                425,140          435,777
  6.000%, due 07/15/29                                              2,277,975        2,337,820
  6.000%, due 08/20/29                                                256,613          263,034
  6.000%, due 09/20/29                                                 20,886           21,409
  6.500%, due 06/15/29                                              3,094,184        3,236,903
  6.500%, due 11/20/30                                              1,774,650        1,792,570
  6.500%, due 04/15/31                                              2,718,572        2,843,966
  6.500%, due 01/20/34                                              1,592,588        1,654,049
  7.000%, due 07/15/25                                                  9,192            9,816

                                                                    FACE
                                                                   AMOUNT           VALUE
                                                               --------------   --------------
  7.000%, due 03/15/26                                         $      132,142   $      140,406
  8.000%, due 12/15/22                                                 70,243           77,668
  8.500%, due 12/15/17                                                192,489          213,603
GSMPS Mortgage Loan Trust
  01-2, Class A, 144A
  7.500%, due 06/19/32                                                178,105          190,251
Impac Secured Assets Common Owner
  Trust, 01-3, Class A2 +
  7.250%, due 04/25/31                                                 29,352           30,148
MLCC Mortgage Investors, Inc., 03-D,
  Class XA1 (c) ++
  1.000%, due 08/25/28                                             13,286,314          210,194
Structured Adjustable Rate Mortgage Loan
  Trust, 04-3AC, Class A1 +
  4.940%, due 03/25/34                                              1,050,360        1,053,541
Washington Mutual MSC Mortgage, Pass-
  Through CTFS, 02-MS6, Class 3A1
  6.500%, due 09/25/32                                                945,753          964,805
                                                                                --------------
Total Mortgage & Agency Debt Securities                                             83,496,186
                                                                                --------------
U.S. GOVERNMENT OBLIGATIONS -- 4.59%
U.S. Treasury Bonds
  6.250%, due 08/15/23(a)                                           4,095,000        4,534,574
  6.250%, due 05/15/30(a)                                           4,380,000        4,904,058
  8.750%, due 05/15/17                                                750,000        1,016,602
U.S. Treasury Notes
  1.625%, due 02/28/06                                              5,950,000        5,862,844
  1.875%, due 11/30/05(a)                                             490,000          486,612
  3.375%, due 12/15/08(a)                                           4,310,000        4,255,117
  4.250%, due 08/15/13(a)                                          20,735,000       20,240,926
  5.375%, due 02/15/31(a)                                           5,835,000        5,884,918
                                                                                --------------
Total U.S. Government Obligations                                                   47,185,651
                                                                                --------------

Total U.S. Bonds                                                                   190,645,616
                                                                                --------------
INTERNATIONAL BONDS -- 5.45%
INTERNATIONAL CORPORATE BONDS -- 0.19%
CANADA -- 0.06%
Bombardier, Inc., 144A (a)
  6.300%, due 05/01/14                                                330,000          280,285
Burlington Resources Finance Co.
  6.680%, due 02/15/11                                                 65,000           71,060
Canadian National Railway Co.
  6.900%, due 07/15/28                                                 60,000           64,942
Telus Corp.
  8.000%, due 06/01/11                                                175,000          198,898
                                                                                --------------
                                                                                       615,185
                                                                                --------------
CAYMAN ISLANDS -- 0.01%
Santander Central Hispano Issuances Ltd.
  7.625%, due 09/14/10                                                100,000          114,197
                                                                                --------------
FRANCE -- 0.02%
France Telecom S.A.
  8.500%, due 03/01/31                                                140,000          175,703
                                                                                --------------
LUXEMBOURG -- 0.01%
Telecom Italia Capital Corp., 144A (a)
  5.250%, due 11/15/13                                                140,000          135,499
                                                                                --------------
NETHERLANDS -- 0.01%
Deutsche Telekom International
  Finance BV
  8.250%, due 06/15/30                                         $      120,000   $      146,056
                                                                                --------------
UNITED KINGDOM -- 0.08%
Abbey National PLC
  6.690%, due 10/17/05                                       GBP      240,000          251,813
Diageo PLC
  3.500%, due 11/19/07                                         $      115,000          113,670
HSBC Holdings PLC (a)
  5.250%, due 12/12/12                                                125,000          124,166
Royal Bank of Scotland Group PLC
  9.118%, due 03/31/10                                                 75,000           90,375
Vodafone Group PLC (a)
  7.875%, due 02/15/30                                                125,000          148,699
                                                                                --------------
                                                                                       728,723
                                                                                --------------

Total International Corporate Bonds                                                  1,915,363
                                                                                --------------
SOVEREIGN/SUPRANATIONAL BOND -- 0.02%
Pemex Project Funding Master Trust (a)
  8.000%, due 11/15/11                                                130,000          140,725
                                                                                --------------

FOREIGN GOVERNMENT BONDS -- 5.24%
AUSTRALIA -- 0.03%
Government of Australia
  7.500%, due 09/15/09                                       AUD      415,000          312,016
                                                                                --------------
AUSTRIA -- 0.45%
Republic of Austria
  3.800%, due 10/20/13                                       EUR    1,675,000        1,960,158
  5.875%, due 07/15/06                                              2,075,000        2,676,726
                                                                                --------------
                                                                                     4,636,884
                                                                                --------------
BELGIUM -- 0.11%
Government of Belgium
  5.750%, due 03/28/08                                       EUR      880,000        1,160,007
                                                                                --------------
CANADA -- 0.30%
Government of Canada
  5.000%, due 09/01/04                                       CAD      185,000          138,605
  5.750%, due 06/01/29                                                450,100          353,668
  6.000%, due 09/01/05                                              1,735,800        1,341,320
  6.000%, due 06/01/08                                                460,300          367,114
  6.000%, due 06/01/11                                                430,200          345,585
  8.000%, due 06/01/23                                                550,200          541,685
                                                                                --------------
                                                                                     3,087,977
                                                                                --------------
CAYMAN ISLANDS -- 0.08%
SMFG Finance Ltd., 144A
  2.250%, due 07/11/05                                       JPY   36,000,000          791,825
                                                                                --------------
Denmark -- 0.17%
Kingdom of Denmark
  5.000%, due 08/15/05                                       DKK    3,380,000          568,033
  5.000%, due 11/15/13                                              3,300,000          560,966

                                                                    FACE
                                                                   AMOUNT           VALUE
                                                               --------------   --------------
  6.000%, due 11/15/09                                         $    3,350,000   $      603,278
                                                                                --------------
                                                                                     1,732,277
                                                                                --------------
FINLAND -- 0.21%
Government of Finland
  5.000%, due 07/04/07                                       EUR      515,000          659,920
  5.750%, due 02/23/11                                              1,150,000        1,544,402
                                                                                --------------
                                                                                     2,204,322
                                                                                --------------
FRANCE -- 0.89%
Government of France
  5.000%, due 10/25/16                                       EUR      865,000        1,100,455
  5.500%, due 04/25/07                                              1,650,000        2,137,226
  5.500%, due 04/25/10                                              1,945,000        2,573,159
  5.500%, due 04/25/29                                                980,000        1,287,007
  8.500%, due 10/25/19                                              1,165,000        2,010,984
                                                                                --------------
                                                                                     9,108,831
                                                                                --------------
GERMANY -- 1.70%
Deutsche Bundesrepublik
  4.500%, due 07/04/09                                       EUR      745,000          942,617
  5.000%, due 07/04/12                                              2,600,000        3,347,213
  6.000%, due 01/05/06                                              1,495,400        1,909,802
  6.000%, due 01/04/07                                              4,845,000        6,316,976
  6.500%, due 07/04/27                                              3,335,000        4,960,531
                                                                                --------------
                                                                                    17,477,139
                                                                                --------------
ITALY -- 0.50%
Buoni Poliennali Del Tesoro
  5.250%, due 11/01/29                                       EUR      545,000          681,207
  5.500%, due 11/01/10                                              1,050,000        1,386,692
  8.750%, due 07/01/06                                              2,235,000        3,032,328
                                                                                --------------
                                                                                     5,100,227
                                                                                --------------
MEXICO -- 0.07%
United Mexican States
  8.125%, due 12/30/19                                         $      685,000          732,950
                                                                                --------------
NETHERLANDS -- 0.21%
Government of Netherlands
  5.000%, due 07/15/11                                       EUR    1,710,000        2,202,406
                                                                                --------------
POLAND -- 0.13%
Republic of Poland
  5.750%, due 06/24/08                                       PLN    5,300,000        1,348,275
                                                                                --------------
SWEDEN -- 0.08%
Government of Sweden
  6.750%, due 05/05/14                                       SEK    2,280,000          351,340
  8.000%, due 08/15/07                                              3,010,000          451,203
                                                                                --------------
                                                                                       802,543
                                                                                --------------
UNITED KINGDOM -- 0.31%
UK Gilt
  4.750%, due 09/07/15                                       GBP    1,290,000   $    2,270,933
  5.000%, due 03/07/12                                                330,000          594,266
  5.750%, due 12/07/09                                                175,000          327,613
                                                                                --------------
                                                                                     3,192,812
                                                                                --------------

Total Foreign Government Bonds                                                      53,890,491
                                                                                --------------
Total International Bonds                                                           55,946,579
                                                                                --------------
Total Bonds (Cost $246,233,205)                                                    246,592,195
                                                                                --------------

                                                                   SHARES
                                                               --------------
INVESTMENT COMPANIES -- 13.09%
UBS Emerging Markets Equity
  Relationship Fund                                                 6,737,367       83,046,807
UBS High Yield Relationship Fund                                      585,067        9,966,382
UBS Small Cap Equity Relationship Fund                              1,188,999       41,578,463
                                                                                --------------
  Total Investment Companies
    (Cost $101,991,585)                                                            134,591,652
                                                                                --------------

SHORT-TERM INVESTMENTS -- 2.25%
OTHER -- 2.04%
UBS Supplementary Trust U.S. Cash
  Management Prime Fund,
  yield of 1.05%                                                   21,001,815       21,001,815
                                                                                --------------

                                                                    FACE
                                                                   AMOUNT
                                                               --------------
U.S. GOVERNMENT OBLIGATION -- 0.21%
U.S. Treasury Bill, yield of 1.00%,
  due 08/05/04 (e)                                             $    2,200,000        2,197,698
                                                                                --------------
  Total Short-Term Investments
    (Cost $23,199,686)                                                              23,199,513
                                                                                --------------

                                                                   SHARES
                                                               --------------
INVESTMENTS OF CASH COLLATERAL
FOR SECURITIES LOANED -- 5.04%
UBS Supplementary Trust U.S. Cash
  Management Prime Fund,
  yield of 1.05% (Cost $51,828,978)                                51,828,978       51,828,978
                                                                               ---------------
Total Investments -- 104.42%
  (Cost $949,759,488)                                                            1,073,928,404
Liabilities, in excess of cash and
  other assets -- (4.42)%                                                          (45,451,243)
                                                                               ---------------
Net Assets -- 100.00%                                                          $ 1,028,477,161
                                                                               ===============

NOTES TO SCHEDULE OF INVESTMENTS

         Aggregate cost for federal income tax purposes was $949,759,488; and net unrealized appreciation consisted of:

               Gross unrealized appreciation                      $  137,219,158
               Gross unrealized depreciation                         (13,050,242)
                                                                  --------------
                 Net unrealized appreciation                      $  124,168,916
                                                                  ==============

(a)      Security, or portion thereof, was on loan at June 30, 2004.
(b)      Non-income producing security.
(c) Security is illiquid. This security amounted to $210,194 or 0.02% of net assets.
(d) Step Bonds -- coupon rate increase in increments to maturity. Rate disclosed is as of June 30, 2004. Maturity date disclosed is the ultimate maturity date.
(e)      This security was pledged to cover margin requirements for futures contracts.
+        Variable rate security -- The rate disclosed is that in effect at June
         30, 2004.
++ Interest only security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
%        Represents a percentage of net assets.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the value of these securities amounted to $8,560,835 or 0.83% of net assets.
PO Principal Only -- This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return more slowly than expected and cause the yield to decrease.
AUD      Australian Dollar
CAD      Canadian Dollar
DKK      Danish Krone
MXN      Mexican Peso
SEK      Swedish Krona
SGPS     Sociedade Gestora de Participacoes Sociais
ULC      Unlimited Liability Company

FORWARD FOREIGN CURRENCY CONTRACTS

UBS Global Securities Relationship Fund had the following open forward foreign currency contracts as of June 30, 2004:

                                                                                                                      UNREALIZED
                                                             CONTRACTS TO            IN               MATURITY       APPRECIATION/
                                                                DELIVER         EXCHANGE FOR           DATES        (DEPRECIATION)
                                                             ------------   --------------------   --------------   --------------
British Pound (GBP)                                           30,300,000    USD       54,174,885      12/03/04      $      (55,988)
Swiss Franc (CHF)                                             24,850,000    EUR       16,547,582      12/03/04             164,269
United States Dollar (USD)                                    16,969,447    CHF       21,400,000      12/03/04             202,820
United States Dollar (USD)                                    12,442,606    EUR       10,300,000      12/03/04              71,677
United States Dollar (USD)                                    37,106,759    JPY   41,000,000,000      12/03/04             776,552
United States Dollar (USD)                                    21,313,699    SGD       36,300,000      12/03/04            (148,308)
                                                                                                                    --------------
    Total net unrealized appreciation on forward foreign
      currency contracts                                                                                            $    1,011,022
                                                                                                                    ==============

FUTURES CONTRACTS

UBS Global Securities Relationship Fund had the following open futures contracts as of June 30, 2004:

                                                                                                              UNREALIZED
                                                                 EXPIRATION        COST/        CURRENT     APPRECIATION/
                                                                    DATE          PROCEEDS       VALUE      (DEPRECIATION)
                                                               --------------   -----------   -----------   --------------
U.S. INTEREST RATE FUTURES BUY CONTRACTS:
20 Year U.S. Long Bond (Chicago Board of Trade), 16 contracts  September 2004   $ 1,673,870   $ 1,702,000   $       28,130
5 Year U.S. Treasury Notes, 120 contracts                      September 2004    12,929,863    13,042,500          112,637
10 Year U.S. Treasury Notes, 4 contracts                       September 2004       431,247       437,313            6,066

INDEX FUTURES SALE CONTRACTS:
S&P 500 Index, 37 contracts                                    September 2004    10,478,141    10,548,700          (70,559)
                                                                                                            --------------
    Total net unrealized appreciation on futures contracts                                                  $       76,274
                                                                                                            ==============

The aggregate market value of investments pledged to cover margin requirements for the open futures contracts at June 30, 2004 was $2,197,698.

                 See accompanying notes to financial statements.

UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND

Over the six months ended June 30, 2004, UBS U.S. Large Cap Equity Relationship Fund (the "Fund") (formerly UBS U.S. Equity Relationship Fund) returned 3.68%, compared with the 3.33% return of its benchmark, the Russell 1000 Index (the "Index"). Since inception on August 31, 1997, through period end, the Fund returned 5.87% on an annualized basis, outperforming the 5.23% annualized return for the Index. (Returns for the share classes over various time periods are shown on page 16; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

In the wake of the stock market's 2003 rally, we moved the Fund in a fairly neutral position relative to the Index. Thus, strong stock selection and sector allocation positioning helped the Fund outperform the Index during the period.

BOTTOM-UP RESEARCH PROCESS GUIDED STOCK SELECTION

In our opinion, the stock market as a whole traded close to fair value over much of the reporting period. We rely on our bottom-up research process to identify what we believe to be fundamentally sound companies selling for less than their intrinsic value. Over the last six months, this process guided us to underweight technology hardware, and overweight pharmaceuticals and utilities.

While technology hardware was a top-performing sector in 2003, our underweight during the reporting period enhanced results when these stocks fared less well in 2004. The Fund especially avoided semiconductor stocks, as we believed investor enthusiasm had driven their prices up well beyond their intrinsic value.

The Fund's healthcare holdings delivered mixed returns over the period. Our research found many attractive opportunities in this sector, especially in the pharmaceuticals area. However, negative press about how drug re-importation programs could affect pharmaceutical companies drove these stocks down as a group. We do not believe these programs, if implemented, will have any significant impact on these companies. In terms of specific holdings, Allergan, a developer of specialty pharmaceutical products, was the Fund's best-performing stock during the reporting period. In contrast, Wyeth, a major pharmaceuticals company, was one of our worst-performing stocks. With the exception of drug companies that have too much geriatric exposure, we continue to believe in the long-term potential of this sector.

Several of the Fund's overweight positions were also hurt by the anticipation of, and investor reaction to, an increase in short-term interest rates. For example, utilities, considered to be defensive stocks, did not perform well during the stock market's rally in 2003 and early 2004. We added to the Fund's position on this weakness, purchasing companies with solid financials and prospects. The sector saw continued weakness, however, when investors decided the significant dividend yield these stocks typically pay was not competitive compared with rising fixed income yields. We disagree, as we believe that utility yields are still attractive when compared to other industries. Within utilities, we focused on nuclear and coal generation stocks, as we believe profitability in these areas will continue to improve. Furthermore, we expect opportunistic consolidation to continue within this industry, which should attract investor interest.

LOOKING AHEAD

In our opinion, the near-term outlook for large-cap stocks depends a great deal on investor confidence. Economic and corporate profitability data are promising, but increasing concerns over inflation, rising interest rates and geopolitical events could easily dampen investors' tolerance for risk. In these uncertain times, we will continue to maintain our focus on in-depth research and stock selection, with the expectation that by holding higher-quality, fundamentally sound companies, we will be better able to offer our shareholders the potential for long-term growth and competitive risk-adjusted returns.

TOTAL RETURN (UNAUDITED)

                                               6 MONTHS     1 YEAR      3 YEARS     5 YEARS   ANNUALIZED
                                                 ENDED       ENDED       ENDED       ENDED   8/31/97* TO
                                                6/30/04     6/30/04     6/30/04     6/30/04    6/30/04
--------------------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND       3.68%      20.19%       4.62%       1.67%       5.87%
Russell 1000 Index**                              3.33       19.48       -0.32       -1.65        5.23
Wilshire 5000 Equity index                        3.93       21.17        0.77       -1.05        5.16

* PERFORMANCE INCEPTION DATE OF UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND (FORMERLY UBS U.S. EQUITY RELATIONSHIP FUND).
** THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1000 LARGEST COMPANIES
   IN THE RUSSELL 3000 INDEX, AND REPRESENTS APPROXIMATELY 92% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.
   ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
   TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2004 (UNAUDITED)

                                                                   PERCENTAGE OF
                                                                     NET ASSETS
--------------------------------------------------------------------------------
Citigroup, Inc.                                                          4.4%
Nextel Communications, Inc., Class A                                     4.1
Microsoft Corp.                                                          3.4
Allergan, Inc.                                                           3.3
Wells Fargo & Co.                                                        3.3
Burlington Northern Santa Fe Corp.                                       2.9%
Morgan Stanley                                                           2.7
UnitedHealth Group, Inc.                                                 2.6
Illinois Tool Works, Inc.                                                2.6
ExxonMobil Corp.                                                         2.5
--------------------------------------------------------------------------------
Total                                                                   31.8%

UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2004 (Unaudited)

                                                                   SHARES           VALUE
                                                               --------------   --------------
U.S. EQUITIES -- 96.10%
AEROSPACE & Defense -- 3.20%
Boeing Co.                                                             27,500   $    1,404,975
Northrop Grumman Corp.                                                 21,800        1,170,660
United Technologies Corp.                                               6,700          612,916
                                                                                --------------
                                                                                     3,188,551
                                                                                --------------
AIRLINES -- 0.24%
Delta Air Lines, Inc. (a)                                              34,200          243,504
                                                                                --------------
AUTO COMPONENTS -- 1.00%
Johnson Controls, Inc.                                                 18,700          998,206
                                                                                --------------
BIOTECHNOLOGY -- 2.33%
Cephalon, Inc. (a)                                                     18,200          982,800
Genzyme Corp. (a)                                                      28,400        1,344,172
                                                                                --------------
                                                                                     2,326,972
                                                                                --------------
BUILDING PRODUCTS -- 2.42%
Masco Corp.                                                            77,600        2,419,568
                                                                                --------------
CHEMICALS -- 0.63%
Eastman Chemical Co.                                                   13,700          633,351
                                                                                --------------
COMMERCIAL BANKS -- 4.41%
PNC Financial Services Group, Inc.                                     21,500        1,141,220
Wells Fargo & Co.                                                      57,000        3,262,110
                                                                                --------------
                                                                                     4,403,330
                                                                                --------------
COMMERCIAL SERVICES & Supplies -- 1.09%
Equifax, Inc.                                                          20,000          495,000
Viad Corp. (a)                                                         21,800          588,818
                                                                                --------------
                                                                                     1,083,818
                                                                                --------------
COMPUTERS & PERIPHERALS -- 0.61%
Dell, Inc. (a)                                                         17,000          608,940
                                                                                --------------
CONSTRUCTION MATERIALS -- 1.31%
Martin Marietta Materials, Inc.                                        29,439        1,305,031
                                                                                --------------
DIVERSIFIED FINANCIAL SERVICES -- 4.39%
Citigroup, Inc.                                                        94,213        4,380,905
                                                                                --------------
ELECTRIC UTILITIES -- 5.53%
American Electric Power Co., Inc.                                      29,700          950,400
CMS Energy Corp. (a)                                                   37,000          337,810
Dominion Resources, Inc.                                                9,600          605,568
Exelon Corp.                                                           55,800        1,857,582
FirstEnergy Corp.                                                      38,905        1,455,436
Pepco Holdings, Inc.                                                   16,800          307,104
                                                                                --------------
                                                                                     5,513,900
                                                                                --------------
ELECTRONIC EQUIPMENT & Instruments -- 0.91%
Mettler Toledo, Inc. (a)                                               18,400          904,176
                                                                                --------------
FINANCE -- 7.19%
JPMorgan Chase & Co.                                                   61,800        2,395,986
Mellon Financial Corp.                                                 72,500        2,126,425
Morgan Stanley                                                         50,300        2,654,331
                                                                                --------------
                                                                                     7,176,742
                                                                                --------------
FOOD & STAPLES RETAILING -- 3.35%
Albertson's, Inc.                                                      47,900        1,271,266
Costco Wholesale Corp.                                                 50,500   $    2,074,035
                                                                                --------------
                                                                                     3,345,301
                                                                                --------------
GAS UTILITIES -- 0.95%
Sempra Energy Corp.                                                    27,400          943,382
                                                                                --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.32%
Guidant Corp.                                                           9,200          514,096
Medtronic, Inc.                                                        16,400          799,008
                                                                                --------------
                                                                                     1,313,104
                                                                                --------------
HEALTH CARE PROVIDERS & SERVICES -- 4.28%
Anthem, Inc. (a)                                                       11,600        1,038,896
Quest Diagnostics, Inc.                                                 7,100          603,145
UnitedHealth Group, Inc.                                               42,200        2,626,950
                                                                                --------------
                                                                                     4,268,991
                                                                                --------------
HOUSEHOLD PRODUCTS -- 1.51%
Kimberly-Clark Corp.                                                   22,800        1,502,064
                                                                                --------------
INSURANCE -- 4.81%
Aflac, Inc.                                                            21,800          889,658
American International Group, Inc.                                     22,021        1,569,657
Hartford Financial Services Group, Inc.                                15,600        1,072,344
Willis Group Holdings Ltd.                                             33,900        1,269,555
                                                                                --------------
                                                                                     4,801,214
                                                                                --------------
MACHINERY -- 3.92%
Illinois Tool Works, Inc.                                              27,100        2,598,619
Ingersoll-Rand Co., Class A                                            19,300        1,318,383
                                                                                --------------
                                                                                     3,917,002
                                                                                --------------
MEDIA -- 8.01%
Gannett Co., Inc.                                                       8,400          712,740
Interpublic Group of Cos., Inc. (a)                                    63,800          875,974
Omnicom Group                                                          24,400        1,851,716
Time Warner, Inc. (a)                                                 106,300        1,868,754
Viacom, Inc., Class B                                                  60,700        2,168,204
Westwood One, Inc. (a)                                                 21,700          516,460
                                                                                --------------
                                                                                     7,993,848
                                                                                --------------
MULTILINE RETAIL -- 0.86%
Kohl's Corp. (a)                                                       20,400          862,512
                                                                                --------------
OIL & GAS -- 4.29%
ConocoPhillips                                                         17,431        1,329,811
ExxonMobil Corp.                                                       57,200        2,540,252
Kerr-McGee Corp.                                                        7,650          411,340
                                                                                --------------
                                                                                     4,281,403
                                                                                --------------
PAPER & FOREST PRODUCTS -- 0.62%
MeadWestvaco Corp.                                                     20,900          614,251
                                                                                --------------
PHARMACEUTICALS -- 10.74%
Allergan, Inc.                                                         36,600        3,276,432
Bristol-Myers Squibb Co.                                               36,300          889,350
Johnson & Johnson                                                      45,374        2,527,332
Mylan Labs, Inc.                                                       85,750        1,736,437
Wyeth                                                                  63,400        2,292,544
                                                                                --------------
                                                                                    10,722,095
                                                                                --------------

                                                                   SHARES           VALUE
                                                               --------------   --------------
ROAD & RAIL -- 2.93%
Burlington Northern Santa Fe Corp.                                     83,500   $    2,928,345
                                                                                --------------
SOFTWARE -- 5.13%
Microsoft Corp.                                                       119,000        3,398,640
Oracle Corp. (a)                                                       95,800        1,142,894
Veritas Software Corp. (a)                                             20,800          576,160
                                                                                --------------
                                                                                     5,117,694
                                                                                --------------
SPECIALTY RETAIL -- 0.74%
TJX Cos., Inc.                                                         30,400          733,856
                                                                                --------------
TELECOMMUNICATIONS SERVICES -- 0.83%
SBC Communications, Inc.                                               34,100          826,925
                                                                                --------------
THRIFTS & MORTGAGE FINANCE -- 2.47%
Freddie Mac                                                            39,000        2,468,700
                                                                                --------------
WIRELESS TELECOMMUNICATION SERVICES -- 4.08%
Nextel Communications, Inc., Class A (a)                              152,800        4,073,648
                                                                                --------------

Total U.S. Equities (Cost $87,477,779)                                              95,901,329
                                                                                --------------
SHORT-TERM INVESTMENT -- 3.30%
UBS Supplementary Trust U.S. Cash
  Management Prime Fund,
  yield of 1.05%
  (Cost $3,294,141)                                                 3,294,141   $    3,294,141
                                                                                --------------
Total Investments -- 99.40%
  (Cost $90,771,920)                                                                99,195,470
Cash and other assets, less liabilities -- 0.60%                                       603,476
                                                                                --------------
Net Assets -- 100.00%                                                           $   99,798,946
                                                                                ==============

NOTES TO SCHEDULE OF INVESTMENTS

         Aggregate cost for federal income tax purposes was $90,771,920; and net unrealized appreciation consisted of:

               Gross unrealized appreciation                      $   10,194,644
               Gross unrealized depreciation                          (1,771,094)
                                                                  --------------
                 Net unrealized appreciation                      $    8,423,550
                                                                  ==============

(a)      Non-income producing security.
%        Represents a percentage of net assets.

FUTURES CONTRACTS

UBS U.S. Large Cap Equity Relationship Fund had the following open futures contracts as of June 30, 2004:

                                        EXPIRATION                      CURRENT       UNREALIZED
                                           DATE            COST          VALUE       APPRECIATION
                                      --------------   ------------   ------------   ------------
INDEX FUTURES BUY CONTRACTS:
S&P 500 Index, 7 contracts            September 2004   $  1,982,449   $  1,995,700   $     13,251
                                                                                     ============

The cash collateral pledged to cover margin requirements for the open futures contracts at June 30, 2004 was $112,000.

                 See accompanying notes to financial statements.

UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND

Over the six months ended June 30, 2004, UBS Large Cap Select Equity Relationship Fund (the "Fund") (formerly UBS U.S. Large Cap Equity Relationship
Fund) returned 4.40%, outperforming the 3.44% return of its benchmark, the S&P 500 Index (the "Index"). Since inception on April 30, 1999, through period end, the Fund declined 0.79% on an annualized basis, limiting losses compared with a decline of 1.56% on an annualized basis for the Index. (Returns for the share classes over various time periods are shown on page 20; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund's outperformance over the six-month period was primarily attributable to strong stock selection and industry positioning. It is worth noting that the Fund achieved its returns while focusing primarily on higher-quality stocks and lower-risk industries.

FOCUS ON QUALITY GUIDED OUR SECTOR AND STOCK STRATEGY

In our opinion, the stock market as a whole traded close to fair value over much of the reporting period. We rely on our bottom-up research process to identify what we believe to be fundamentally sound companies selling for less than their intrinsic value. Over the last six months, this process guided us to underweight technology hardware, and overweight banks.

While semiconductors were some of the best-performing stocks in 2003, we elected to maintain an underweight exposure to the sector over the reporting period. Our analysis showed that investor enthusiasm had driven their prices up well beyond what we believed to be their intrinsic value in 2003. As investors grew increasingly risk- averse in 2004, they pulled back from semiconductors, causing the sector to produce weak results over the period. Our underweight to semiconductors, therefore, was a positive for relative performance.

The Fund's overweight position in banks detracted from results. Based on our research and analysis, we viewed select banks and financial stocks as attractive opportunities. Unfortunately, our holdings were hurt by investors' response to rising interest rates. We believe this response was overdone, and that higher rates will ultimately aid banks with substantial credit card businesses.

On an individual security level, the Fund saw its strongest contributions over the six-month period from Masco, a manufacturer of home improvement and building products, and TXU Corp., an energy company that produces and distributes electricity and natural gas. Two of the Fund's worst performers over the period were Nextel, a wireless telecommunications provider, and Wyeth, a large pharmaceuticals company.

LOOKING AHEAD

In our opinion, the near-term outlook for large-cap stocks depends a great deal on investor confidence. Economic and corporate profitability data are promising, but increasing concerns over inflation, rising interest rates and geopolitical events could easily dampen investors' tolerance for risk. In these uncertain times, we will continue to maintain our focus on in-depth research and stock selection, with the expectation that by holding higher-quality, fundamentally sound companies, we will be better able to offer our shareholders the potential for long-term growth and competitive risk-adjusted returns.

TOTAL RETURN (UNAUDITED)

                                                     6 MONTHS     1 YEAR      3 YEARS     5 YEARS   ANNUALIZED
                                                      ENDED        ENDED       ENDED       ENDED    4/30/99* TO
                                                      6/30/04     6/30/04     6/30/04     6/30/04     6/30/04
---------------------------------------------------------------------------------------------------------------
UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND          4.40%        19.86%       3.80%      -0.76%      -0.79%
S&P 500 Index                                          3.44         19.11       -0.69       -2.20       -1.56

* PERFORMANCE INCEPTION DATE OF UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND (FORMERLY UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND).
   ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
   TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2004 (UNAUDITED)

                                                                   PERCENTAGE OF
                                                                     NET ASSETS
--------------------------------------------------------------------------------
Nextel Communications, Inc., Class A                                     4.5%
Citigroup, Inc.                                                          4.4
Illinois Tool Works, Inc.                                                4.4
Microsoft Corp.                                                          4.1
Masco Corp.                                                              3.9
Allergan, Inc.                                                           3.6%
Freddie Mac                                                              3.6
Wells Fargo & Co.                                                        3.3
Burlington Northern Santa Fe Corp.                                       3.3
UnitedHealth Group, Inc.                                                 2.9
--------------------------------------------------------------------------------
Total                                                                   38.0%


UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2004 (Unaudited)

                                                                   SHARES           VALUE
                                                               --------------   --------------
U.S. EQUITIES -- 96.21%
AEROSPACE & DEFENSE -- 4.73%
Boeing Co.                                                              4,400   $      224,796
Northrop Grumman Corp.                                                  2,200          118,140
United Technologies Corp.                                               2,100          192,108
                                                                                --------------
                                                                                       535,044
                                                                                --------------
BIOTECHNOLOGY -- 1.38%
Genzyme Corp. (a)                                                       3,300          156,189
                                                                                --------------
BUILDING PRODUCTS -- 3.94%
Masco Corp.                                                            14,300          445,874
                                                                                --------------
COMMERCIAL BANKS -- 4.79%
PNC Financial Services Group                                            3,200          169,856
Wells Fargo & Co.                                                       6,500          371,995
                                                                                --------------
                                                                                       541,851
                                                                                --------------
COMPUTERS & PERIPHERALS -- 1.17%
Dell, Inc. (a)                                                          3,700          132,534
                                                                                --------------
DIVERSIFIED FINANCIAL SERVICES -- 4.44%
Citigroup, Inc.                                                        10,800          502,200
                                                                                --------------
ELECTRIC UTILITIES -- 4.62%
American Electric Power Co., Inc.                                       8,620          275,840
FirstEnergy Corp.                                                       6,600          246,906
                                                                                --------------
                                                                                       522,746
                                                                                --------------
FINANCE -- 7.96%
JPMorgan Chase & Co.                                                    7,900          306,283
Mellon Financial Corp.                                                  9,100          266,903
Morgan Stanley                                                          6,200          327,174
                                                                                --------------
                                                                                       900,360
                                                                                --------------
FOOD & STAPLES RETAILING -- 4.35%
Albertson's, Inc.                                                       6,500          172,510
Costco Wholesale Corp.                                                  7,800          320,346
                                                                                --------------
                                                                                       492,856
                                                                                --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.63%
Guidant Corp.                                                           1,300           72,644
Medtronic, Inc.                                                         2,300          112,056
                                                                                --------------
                                                                                       184,700
                                                                                --------------
HEALTH CARE PROVIDERS & SERVICES -- 2.92%
UnitedHealth Group, Inc.                                                5,300          329,925
                                                                                --------------
HOUSEHOLD PRODUCTS -- 1.40%
Kimberly-Clark Corp.                                                    2,400          158,112
                                                                                --------------
INSURANCE -- 4.52%
Aflac, Inc.                                                             3,300          134,673
American International Group, Inc.                                      3,158          225,102
Hartford Financial Services Group, Inc.                                 2,200          151,228
                                                                                --------------
                                                                                       511,003
                                                                                --------------
IT SERVICES -- 0.94%
First Data Corp.                                                        2,400          106,848
                                                                                --------------
MACHINERY -- 4.41%
Illinois Tool Works, Inc.                                               5,200   $      498,628
                                                                                --------------
MEDIA -- 8.41%
Gannett Co., Inc.                                                       1,500          127,275
Omnicom Group                                                           3,300          250,437
Time Warner, Inc. (a)                                                  14,400          253,152
Viacom, Inc., Class B                                                   9,000          321,480
                                                                                --------------
                                                                                       952,344
                                                                                --------------
MULTILINE RETAIL -- 1.27%
Kohl's Corp. (a)                                                        3,400          143,752
                                                                                --------------
OIL & GAS -- 4.63%
ConocoPhillips                                                          2,968          226,429
ExxonMobil Corp.                                                        6,700          297,547
                                                                                --------------
                                                                                       523,976
                                                                                --------------
PHARMACEUTICALS -- 9.79%
Allergan, Inc.                                                          4,600          411,792
Bristol-Myers Squibb Co.                                                5,400          132,300
Johnson & Johnson                                                       5,200          289,640
Wyeth                                                                   7,600          274,816
                                                                                --------------
                                                                                     1,108,548
                                                                                --------------
ROAD & RAIL -- 3.25%
Burlington Northern Santa Fe Corp.                                     10,500          368,235
                                                                                --------------
SOFTWARE -- 6.30%
Microsoft Corp.                                                        16,400          468,384
Oracle Corp. (a)                                                       12,400          147,932
Veritas Software Corp. (a)                                              3,500           96,950
                                                                                --------------
                                                                                       713,266
                                                                                --------------
TELECOMMUNICATIONS SERVICES -- 1.26%
SBC Communications, Inc.                                                5,900          143,075
                                                                                --------------
THRIFTS & Mortgage Finance -- 3.58%
Freddie Mac                                                             6,400          405,120
                                                                                --------------
WIRELESS TELECOMMUNICATION SERVICES -- 4.52%
Nextel Communications, Inc., Class A (a)                               19,200          511,872
                                                                                --------------

Total U.S. Equities (Cost $9,182,225)                                               10,889,058
                                                                                --------------

SHORT-TERM INVESTMENT -- 3.30%
UBS Supplementary Trust U.S. Cash
  Management Prime Fund,
  yield of 1.05%
  (Cost $373,295)                                                     373,295          373,295
                                                                                --------------
Total Investments -- 99.51%
  (Cost $9,555,520)                                                                 11,262,353
Cash and other assets, less liabilities -- 0.49%                                        54,965
                                                                                --------------
Net Assets -- 100.00%                                                           $   11,317,318
                                                                                ==============

NOTES TO SCHEDULE OF INVESTMENTS

         Aggregate cost for federal income tax purposes was $9,555,520; and net unrealized appreciation consisted of:

               Gross unrealized appreciation                      $    2,041,373
               Gross unrealized depreciation                            (334,540)
                                                                  --------------
                 Net unrealized appreciation                      $    1,706,833
                                                                  ==============

(a)      Non-income producing security.
%        Represents a percentage of net assets.

                 See accompanying notes to financial statements.

UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND

Over the six months ended June 30, 2004, UBS U.S. Large Cap Value Equity Relationship Fund (the "Fund") (formerly UBS U.S. Value Equity Relationship
Fund) returned 3.61%, slightly underperforming the 3.94% return of its benchmark, the Russell 1000 Value Index (the "Index"). Since inception on June 25, 1998, through period end, the Fund returned 6.60% on an annualized basis, outperforming the 4.20% annualized return for the Index. (Returns for the share classes over various time periods are shown on page 24; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund continued to maintain its focus on fundamentally sound, high quality stocks, leading us to overweight less cyclical, lower-risk industry sectors, such as healthcare and utilities, and underweight riskier sectors, such as technology and energy. This approach supported the Fund's relative performance over the six-month reporting period, allowing us to closely track the Index's returns while seeking to minimize risk.

BOTTOM-UP OPPORTUNITIES DROVE SECTOR AND BETA EXPOSURE

We are essentially bottom-up stock pickers, relying on in-depth research and analysis to identify securities that we believe are selling for less than their intrinsic value. During the reporting period, sector weightings that benefited the Fund's relative performance included an underweight in media, one of the worst performing sectors.

The Fund's bias toward low risk sectors, such as healthcare and utilities, was a slight drag on relative performance. Nonetheless, our research and analysis continues to indicate that our holdings in these areas offer attractive long-term growth potential. In healthcare, the Fund focused primarily on pharmaceuticals. Unfortunately, investors shied away from pharmaceuticals after a series of negative articles raised concerns about the potential impact of drug re-importation programs. According to our analysis, we believe that such a program, if implemented, would have a negligible effect on company earnings. Investors also avoided utilities in the rising interest rate environment. We were particularly focused on nuclear and coal generation companies, because we expect that profitability in these areas will improve. Furthermore, we believe that opportunistic consolidation within the industry will continue, attracting investor interest.

While the energy sector delivered impressive returns over the reporting period, and technology stocks generally performed well, we remain cautious about these more volatile sectors. Much of technology's success in 2003 and early 2004, was, in our opinion, driven by speculation rather than fundamentals. Having said that, as bottom-up stock pickers, we were able to find several holdings in the software area that met our intrinsic value criteria.

Our underweighting in energy detracted from the Fund's relative performance during the period, when skyrocketing oil prices drove up the sector. Despite these gains, we have not increased our energy exposure. Our analysis concluded that prevailing oil prices include a premium related to the increased unrest in the Middle East, and that the long-term "normal price" is considerably lower. We expect that energy prices will stabilize and decline once the geopolitical situation improves.

LOOKING AHEAD

We currently believe the US equity market is essentially at fair value. That said, we are finding significant opportunities to own what we believe to be mispriced stocks, which, we are mostly uncovering in the sectors we have just discussed. As always, we intend to continue to employ our disciplined, bottom-up stock selection process, which calls for investing in stocks trading below what we perceive to be their intrinsic value. We believe this approach will better enable us to produce attractive risk-adjusted returns over a variety of market cycles.

TOTAL RETURN (UNAUDITED)

                                                      6 MONTHS     1 YEAR     3 YEARS     5 YEARS    ANNUALIZED
                                                       ENDED       ENDED       ENDED       ENDED    6/25/98* TO
                                                      6/30/04     6/30/04     6/30/04     6/30/04     6/30/04
---------------------------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND        3.61%      20.88%       5.08%      4.27%       6.60%
Russell 1000 Value Index                                 3.94       21.13        2.96       1.87        4.20

* PERFORMANCE INCEPTION DATE OF UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND (FORMERLY UBS U.S. VALUE EQUITY RELATIONSHIP FUND).
   ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
   TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

TOP TEN U.S. EQUITY HOLDINGS

AS OF JUNE 30, 2004 (UNAUDITED)

                                                                   PERCENTAGE OF
                                                                     NET ASSETS
--------------------------------------------------------------------------------
Citigroup, Inc.                                                          6.0%
ExxonMobil Corp.                                                         5.2
Nextel Communications, Inc., Class A                                     4.3
Wells Fargo & Co.                                                        4.2
JPMorgan Chase & Co.                                                     4.1
Morgan Stanley                                                           3.6%
United Health Group, Inc.                                                3.3
Illinois Tool Works, Inc.                                                3.1
Freddie Mac                                                              3.1
ConocoPhillips                                                           2.9
--------------------------------------------------------------------------------
Total                                                                   39.8%

UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2004 (Unaudited)

                                                                   SHARES           VALUE
                                                               --------------   --------------
U.S. EQUITIES -- 97.08%
AEROSPACE & DEFENSE -- 3.07%
Boeing Co.                                                             25,400   $    1,297,686
Northrop Grumman Corp.                                                 21,200        1,138,440
United Technologies Corp.                                               8,200          750,136
                                                                                --------------
                                                                                     3,186,262
                                                                                --------------
AIRLINES -- 0.33%
Delta Air Lines, Inc. (a)                                              48,400          344,608
                                                                                --------------
AUTO COMPONENTS -- 1.30%
Johnson Controls, Inc.                                                 25,300        1,350,514
                                                                                --------------
BIOTECHNOLOGY -- 1.15%
Cephalon, Inc. (a)                                                     22,100        1,193,400
                                                                                --------------
BUILDING PRODUCTS -- 2.27%
Masco Corp.                                                            75,500        2,354,090
                                                                                --------------
COMMERCIAL BANKS -- 8.13%
Bank of America Corp.                                                  23,616        1,998,386
PNC Financial Services Group                                           38,500        2,043,580
Wells Fargo & Co.                                                      77,000        4,406,710
                                                                                --------------
                                                                                     8,448,676
                                                                                --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.57%
Equifax, Inc.                                                          24,000          594,000
                                                                                --------------
CONSTRUCTION MATERIALS -- 1.80%
Martin Marietta Materials, Inc.                                        42,200        1,870,726
                                                                                --------------
DIVERSIFIED FINANCIAL SERVICES -- 6.04%
Citigroup, Inc.                                                       134,959        6,275,593
                                                                                --------------
ELECTRIC UTILITIES -- 6.86%
American Electric Power Co., Inc.                                      65,400        2,092,800
CMS Energy Corp. (a)                                                   54,600          498,498
Exelon Corp.                                                           51,600        1,717,764
FirstEnergy Corp.                                                      55,750        2,085,607
Pepco Holdings, Inc.                                                   40,100          733,028
                                                                                --------------
                                                                                     7,127,697
                                                                                --------------
FINANCE -- 11.14%
JPMorgan Chase & Co.                                                  109,500        4,245,315
Mellon Financial Corp.                                                 85,500        2,507,715
Morgan Stanley                                                         71,700        3,783,609
Northern Trust Corp.                                                   24,600        1,040,088
                                                                                --------------
                                                                                    11,576,727
                                                                                --------------
FOOD & STAPLES RETAILING -- 3.13%
Albertson's, Inc.                                                      53,700        1,425,198
Costco Wholesale Corp.                                                 44,600        1,831,722
                                                                                --------------
                                                                                     3,256,920
                                                                                --------------
GAS UTILITIES -- 1.38%
Sempra Energy Corp.                                                    41,600        1,432,288
                                                                                --------------
HEALTH CARE PROVIDERS & SERVICES -- 3.79%
Quest Diagnostics, Inc.                                                 5,800          492,710
UnitedHealth Group, Inc.                                               55,300        3,442,425
                                                                                --------------
                                                                                     3,935,135
                                                                                --------------
HOUSEHOLD PRODUCTS -- 1.26%
Kimberly-Clark Corp.                                                   19,800   $    1,304,424
                                                                                --------------
INSURANCE -- 4.97%
Aflac, Inc.                                                            31,300        1,277,353
American International Group, Inc.                                     28,984        2,065,980
Hartford Financial Services Group, Inc.                                26,500        1,821,610
                                                                                --------------
                                                                                     5,164,943
                                                                                --------------
IT SERVICES -- 1.08%
First Data Corp.                                                       25,300        1,126,356
                                                                                --------------
MACHINERY -- 3.13%
Illinois Tool Works, Inc.                                              33,900        3,250,671
                                                                                --------------
MEDIA -- 7.18%
Gannett Co., Inc.                                                      11,800        1,001,230
Interpublic Group of Cos., Inc. (a)                                    82,100        1,127,233
Time Warner, Inc. (a)                                                 147,600        2,594,808
Viacom, Inc., Class B                                                  76,800        2,743,296
                                                                                --------------
                                                                                     7,466,567
                                                                                --------------
OIL & GAS -- 8.09%
ConocoPhillips                                                         39,183        2,989,271
ExxonMobil Corp.                                                      121,900        5,413,579
                                                                                --------------
                                                                                     8,402,850
                                                                                --------------
PAPER & FOREST PRODUCTS -- 1.01%
MeadWestvaco Corp.                                                     35,600        1,046,284
                                                                                --------------
PHARMACEUTICALS -- 4.62%
Bristol-Myers Squibb Co.                                               47,900        1,173,550
Johnson & Johnson                                                      26,800        1,492,760
Wyeth                                                                  59,100        2,137,056
                                                                                --------------
                                                                                     4,803,366
                                                                                --------------
ROAD & RAIL -- 4.09%
Burlington Northern Santa Fe Corp.                                     55,100        1,932,357
CSX Corp.                                                              70,700        2,316,839
                                                                                --------------
                                                                                     4,249,196
                                                                                --------------
TELECOMMUNICATIONS SERVICES -- 3.33%
BellSouth Corp.                                                        52,450        1,375,239
SBC Communications, Inc.                                               86,200        2,090,350
                                                                                --------------
                                                                                     3,465,589
                                                                                --------------
THRIFTS & MORTGAGE FINANCE -- 3.10%
Freddie Mac                                                            50,900        3,221,970
                                                                                --------------
WIRELESS TELECOMMUNICATION SERVICES -- 4.26%
Nextel Communications, Inc., Class A (a)                              166,200        4,430,892
                                                                                --------------

Total U.S. Equities (Cost $86,748,487)                                             100,879,744
                                                                                --------------
INVESTMENT COMPANY -- 2.04%
SPDR Trust, Series 1 (Cost $2,087,819)                                 18,500        2,118,805
                                                                                --------------

                                                                   SHARES           VALUE
                                                               --------------   --------------
SHORT-TERM INVESTMENTS -- 1.56%
OTHER -- 1.37%
UBS Supplementary Trust U.S. Cash
  Management Prime Fund,
  yield of 1.05%                                                    1,427,757   $    1,427,757
                                                                                --------------

                                                                    FACE
                                                                   AMOUNT
                                                               --------------
U.S. GOVERNMENT OBLIGATION -- 0.19%
U.S. Treasury Bill, yield of 1.00%,
    due 08/05/04                                               $      200,000          199,791
                                                                                --------------
Total Short-Term Investments
    (Cost $1,627,563)                                                                1,627,548
                                                                                --------------
Total Investments -- 100.68%
  (Cost $90,463,869)                                                               104,626,097

Liabilities, in excess of cash and
  other assets -- (0.68)%                                                             (708,980)
                                                                                --------------
Net Assets -- 100.00%                                                           $  103,917,117
                                                                                ==============

NOTES TO SCHEDULE OF INVESTMENTS

         Aggregate cost for federal income tax purposes was $90,463,869; and net unrealized appreciation consisted of:

               Gross unrealized appreciation                      $   18,351,725
               Gross unrealized depreciation                          (4,189,497)
                                                                  --------------
                 Net unrealized appreciation                      $   14,162,228
                                                                  ==============

(a)      Non-income producing security.
%        Represents a percentage of net assets.

                 See accompanying notes to financial statements.

UBS SMALL CAP EQUITY RELATIONSHIP FUND

Over the six months ended June 30, 2004, UBS Small Cap Equity Relationship Fund (the "Fund") (formerly UBS U.S. Small Cap Equity Relationship Fund) returned 5.99%, slightly underperforming the 6.76% return of the Fund's benchmark, the Russell 2000 Index (the "Index"). Since inception on April 30, 1995, through period end, the Fund returned 14.63% on an annualized basis, significantly outperforming the Index return of 10.58%. (Returns for the share classes over various time periods are shown on page 28; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund's slight underperformance relative to the Index is primarily attributable to our conservative positioning, including an underweight in information technology. The Fund's emphasis on companies with strong fundamentals has, however, allowed us to significantly outperform the benchmark over the longer-term. We believe this is indicative of the effectiveness of our long=term investment approach.

WE MAINTAINED OUR FOCUS ON QUALITY IN A CHANGING MARKET

Small-cap stocks generated strong results in the first half of the review period, as the Russell 2000 Index gained 6.26%. In contrast, small-caps were essentially flat during the second half of the period, as investors shifted their focus from more speculative, higher-risk companies, to those with solid earnings and business prospects. This shift was welcome news, as we favor profitable companies for the Fund's portfolio. To find small-cap stocks that meet our criteria, we search through the investment universe for companies that we believe have attractive business models, strong management, solid prospects for earnings growth, and conservative balance sheets. Once identified, we assign valuations based on normalized earnings. From this culled list, we invest in the small-cap stocks that we feel offer the most meaningful price-to-value discrepancies.

Throughout the six-month reporting period, this research process led us to overweight positions in medical products, transportation and consumer durables. We believe our medical product holdings were reasonably valued and are supported by increasing demand from an aging population. In transportation, we held a wide variety of names, including two trucking companies, two regional airlines, a railroad and a helicopter company servicing energy exploration and production businesses. Holdings in consumer durables were in manufacturing businesses that we believe are poised to benefit from the strong housing market.

The Fund's primary underweights during the reporting period were in materials and information technology. While we held a relatively small position in materials, we have a positive outlook for our holdings, and expect to add selectively to the sector. Our research suggests that this industry is in the early stages of a multi-year positive trend.

Our underweighting in information technology accounted for much of the Fund's underperformance relative to the Index. Within the sector, we were underweight software stocks. These stocks have delivered positive results, but we have not yet identified many companies that meet our quality and valuation standards. We expect to continue to research the sector thoroughly.

LOOKING AHEAD

Some investors are now questioning the near-term prospects for the small-cap market. These concerns have been amplified by the fact that small caps have, historically, not fared well in the second year of an economic recovery, especially when the Federal Reserve Board is raising interest rates. However, we think there are still many reasons for long-term investors to consider allocating a portion of their portfolio in the asset class, including the fact that, historically, strong economic growth has tended to disproportionately help smaller, more economically sensitive companies (although there is no guarantee that this trend will hold true in the future).

We are cautiously optimistic about the small-cap market. Although this asset class can experience substantial short-term volatility, we believe patient investors can realize attractive returns from high-quality, small-cap companies over the course of a market cycle.

TOTAL RETURN (UNAUDITED)

                                                     6 MONTHS     1 YEAR      3 YEARS     5 YEARS   ANNUALIZED
                                                       ENDED       ENDED       ENDED      ENDED     4/30/95* TO
                                                      6/30/04     6/30/04     6/30/04    6/30/04      6/30/04
---------------------------------------------------------------------------------------------------------------
UBS SMALL CAP EQUITY RELATIONSHIP FUND                   5.99%      27.87%      12.23%      12.64%     14.63%
Russell 2000 Index                                       6.76       33.37        6.24        6.63      10.58

* PERFORMANCE INCEPTION DATE OF UBS SMALL CAP EQUITY RELATIONSHIP FUND (FORMERLY UBS U.S. SMALL CAP EQUITY RELATIONSHIP FUND).
   ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
   TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2004 (UNAUDITED)

                                                                   PERCENTAGE OF
                                                                     NET ASSETS
--------------------------------------------------------------------------------
Renal Care Group, Inc.                                                   2.3%
McGrath Rentcorp                                                         2.2
AmerUs Group Co.                                                         2.2
Harris Corp.                                                             2.2
Mobile Mini, Inc.                                                        1.9
Oceaneering International, Inc.                                          1.8%
Esterline Technologies Corp.                                             1.8
Park Electrochemical Corp.                                               1.7
Offshore Logistics, Inc.                                                 1.7
Equitable Resources, Inc.                                                1.7
--------------------------------------------------------------------------------
Total                                                                   19.5%

UBS SMALL CAP EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2004 (Unaudited)

                                                                   SHARES           VALUE
                                                               --------------   --------------
U.S. EQUITIES -- 94.05%
AEROSPACE & DEFENSE -- 2.42%
Esterline Technologies Corp. (a)                                      191,300   $    5,649,089
Triumph Group, Inc. (a)                                                68,000        2,171,240
                                                                                --------------
                                                                                     7,820,329
                                                                                --------------
AIRLINES -- 1.99%
Mesa Air Group, Inc. (a)                                              339,800        2,748,982
Pinnacle Airlines Corp. (a)                                           325,700        3,680,410
                                                                                --------------
                                                                                     6,429,392
                                                                                --------------
APPAREL, ACCESSORIES & LUXURY GOODS -- 0.85%
Movado Group, Inc.                                                    159,000        2,742,750
                                                                                --------------
AUTO COMPONENTS -- 0.95%
American Axle & Manufacturing Holdings, Inc.                           84,200        3,061,512
                                                                                --------------
BIOTECHNOLOGY -- 2.22%
Alkermes, Inc. (a)                                                    146,300        1,989,680
Digene Corp. (a)                                                       32,300        1,179,919
Seattle Genetics, Inc. (a)                                            268,200        1,885,446
Trimeris, Inc. (a)                                                     81,400        1,174,602
Vicuron Pharmaceuticals, Inc. (a)                                      75,200          944,512
                                                                                --------------
                                                                                     7,174,159
                                                                                --------------
BUILDING PRODUCTS -- 0.46%
Apogee Enterprises, Inc.                                              142,800        1,485,120
                                                                                --------------
CHEMICALS -- 1.22%
Lubrizol Corp.                                                        107,700        3,943,974
                                                                                --------------
COMMERCIAL BANKS -- 7.21%
Boston Private Financial Holdings, Inc.                               108,500        2,512,860
Colonial BancGroup, Inc.                                              267,800        4,865,926
Cullen/Frost Bankers, Inc.                                            113,800        5,092,550
First Bancorp                                                          89,900        3,663,425
South Financial Group, Inc.                                           115,900        3,284,606
Trustmark Corp.                                                       133,300        3,855,036
                                                                                --------------
                                                                                    23,274,403
                                                                                --------------
COMMERCIAL SERVICES & SUPPLIES -- 6.27%
Harland (John H.) Co.                                                  87,000        2,553,450
Jackson Hewitt Tax Service, Inc. (a)                                  140,500        2,458,750
McGrath Rentcorp                                                      192,100        7,098,095
Mobile Mini, Inc. (a)                                                 217,300        6,173,493
School Specialty, Inc. (a)                                             53,200        1,931,692
                                                                                --------------
                                                                                    20,215,480
                                                                                --------------
COMMUNICATIONS EQUIPMENT -- 3.62%
Black Box Corp.                                                        43,800        2,069,988
Harris Corp.                                                          139,200        7,064,400
Tekelec (a)                                                           140,000        2,543,800
                                                                                --------------
                                                                                    11,678,188
                                                                                --------------
COMPUTERS & PERIPHERALS -- 0.95%
Quantum Corp. (a)                                                     991,000        3,072,100
                                                                                --------------
DIVERSIFIED FINANCIAL SERVICES -- 1.00%
Apollo Investment Corp. (a)                                           234,600        3,230,442
                                                                                --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 4.41%
Methode Electronics, Inc., Class A                                    145,300        1,884,541
Newport Corp. (a)                                                     107,100        1,731,807
Park Electrochemical Corp.                                            222,300   $    5,613,075
Regal-Beloit Corp.                                                    224,900        5,006,274
                                                                                --------------
                                                                                    14,235,697
                                                                                --------------
ENERGY EQUIPMENT & SERVICES -- 3.50%
Oceaneering International, Inc. (a)                                   169,200        5,795,100
Offshore Logistics, Inc. (a)                                          195,300        5,491,836
                                                                                --------------
                                                                                    11,286,936
                                                                                --------------
FOOD PRODUCTS -- 0.98%
Hain Celestial Group, Inc. (a)                                        174,500        3,158,450
                                                                                --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 5.61%
Candela Corp. (a)                                                     231,500        2,268,700
Haemonetics Corp. (a)                                                 134,400        3,984,960
ICU Medical, Inc. (a)                                                  70,200        2,353,806
Mentor Corp.                                                           97,900        3,356,991
Ocular Sciences, Inc. (a)                                             135,300        5,141,400
Theragenics Corp. (a)                                                 214,700          991,914
                                                                                --------------
                                                                                    18,097,771
                                                                                --------------
HEALTH CARE PROVIDERS & SERVICES -- 5.11%
Coventry Health Care, Inc. (a)                                         37,000        1,809,300
Molina Healthcare, Inc. (a)                                            79,800        3,046,764
RehabCare Group, Inc. (a)                                              88,150        2,347,434
Renal Care Group, Inc. (a)                                            228,600        7,573,518
Sunrise Senior Living, Inc. (a)                                        43,600        1,706,504
                                                                                --------------
                                                                                    16,483,520
                                                                                --------------
HOUSEHOLD DURABLES -- 5.84%
Department 56, Inc. (a)                                               316,400        4,872,560
Furniture Brands International, Inc.                                  164,600        4,123,230
Ryland Group, Inc.                                                     48,300        3,777,060
Snap-On, Inc.                                                         111,200        3,730,760
Stanley Furniture Co., Inc.                                            55,386        2,332,304
                                                                                --------------
                                                                                    18,835,914
                                                                                --------------
INDUSTRIAL CONGLOMERATES -- 1.68%
ALLETE, Inc.                                                          162,900        5,424,570
                                                                                --------------
INSURANCE -- 3.50%
AmerUs Group Co.                                                      170,800        7,071,120
Selective Insurance Group, Inc.                                       106,100        4,231,268
                                                                                --------------
                                                                                    11,302,388
                                                                                --------------
INTERNET SOFTWARE & SERVICES -- 0.84%
Tumbleweed Communications Corp. (a)                                   633,100        2,697,006
                                                                                --------------
IT SERVICES -- 0.99%
BearingPoint, Inc. (a)                                                118,300        1,049,321
Computer Task Group, Inc. (a)                                         545,300        2,153,935
                                                                                --------------
                                                                                     3,203,256
                                                                                --------------
LEISURE FACILITIES -- 0.33%
Bally Total Fitness Holding Corp. (a)                                 212,400        1,062,000
                                                                                --------------
MACHINERY -- 0.15%
Gardner Denver, Inc. (a)                                               17,200          479,880
                                                                                --------------
MEDIA -- 2.42%
Radio One, Inc. (a)                                                   249,600        3,996,096

                                                                   SHARES           VALUE
                                                               --------------   --------------
Saga Communications, Inc., Class A (a)                                208,362   $    3,802,607
                                                                                --------------
                                                                                     7,798,703
                                                                                --------------
MULTI-UTILITIES & UNREGULATED POWER -- 1.68%
Equitable Resources, Inc.                                             105,000        5,429,550
                                                                                --------------
OIL & GAS -- 0.97%
Cimarex Energy Co. (a)                                                103,800        3,137,874
                                                                                --------------
PERSONAL PRODUCTS -- 1.82%
Chattem, Inc. (a)                                                      71,000        2,049,770
Nu Skin Enterprises, Inc., Class A                                    151,100        3,825,852
                                                                                --------------
                                                                                     5,875,622
                                                                                --------------
PHARMACEUTICALS -- 1.01%
Advancis Pharmaceutical Corp. (a)                                     138,000          937,020
KV Pharmaceutical Co., Class A (a)                                    100,750        2,326,318
                                                                                --------------
                                                                                     3,263,338
                                                                                --------------
REAL ESTATE -- 4.70%
Government Properties Trust, Inc.                                     111,100        1,160,995
Innkeepers USA Trust                                                  215,400        2,220,774
Kilroy Realty Corp.                                                   107,400        3,662,340
Parkway Properties, Inc.                                               83,000        3,689,350
Thornburg Mortgage, Inc.                                              164,400        4,430,580
                                                                                --------------
                                                                                    15,164,039
                                                                                --------------
RESTAURANTS -- 1.31%
CBRL Group, Inc.                                                      136,600        4,214,110
                                                                                --------------
ROAD & RAIL -- 2.86%
Genesee & Wyoming, Inc. (a)                                            75,150        1,781,055
Werner Enterprises, Inc.                                              167,600        3,536,360
Yellow Roadway Corp. (a)                                               98,400        3,922,224
                                                                                --------------
                                                                                     9,239,639
                                                                                --------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 2.11%
DuPont Photomasks, Inc. (a)                                           210,300        4,275,399
Integrated Silicon Solutions, Inc. (a)                                207,800        2,537,238
                                                                                --------------
                                                                                     6,812,637
                                                                                --------------
SOFTWARE -- 3.66%
Mentor Graphics Corp. (a)                                             239,700        3,708,159
MSC.Software Corp. (a)                                                478,200        4,279,890
Reynolds & Reynolds Co., Class A                                      165,400        3,825,702
                                                                                --------------
                                                                                    11,813,751
                                                                                --------------
SPECIALTY RETAIL -- 5.68%
Linens 'N Things, Inc. (a)                                            130,000        3,810,300
Michaels Stores, Inc. (a)                                              56,800        3,124,000
Party City Corp. (a)                                                  321,300        4,013,037
Rent-A-Center, Inc. (a)                                               143,800        4,303,934
Sharper Image Corp. (a)                                                98,100        3,079,359
                                                                                --------------
                                                                                    18,330,630
                                                                                --------------
THRIFTS & MORTGAGE FINANCE -- 3.73%
Accredited Home Lenders Holding Co. (a)                               147,800        4,160,570
IndyMac Bancorp, Inc.                                                 126,000        3,981,600
Ocwen Financial Corp. (a)                                             323,200        3,891,328
                                                                                --------------
                                                                                    12,033,498
                                                                                --------------

Total U.S. Equities (Cost $259,695,263)                                            303,508,628
                                                                                --------------
INVESTMENT COMPANY -- 3.14%
iShares Russell 2000 Index Fund
 (Cost $9,818,193)                                                     85,800   $   10,123,542
                                                                                --------------

SHORT-TERM INVESTMENTS -- 2.46%
OTHER -- 1.90%
UBS Supplementary Trust U.S. Cash
  Management Prime Fund,
  yield of 1.05%                                                    6,151,370        6,151,370
                                                                                --------------

                                                                    FACE
                                                                   AMOUNT
                                                               --------------
U.S. GOVERNMENT OBLIGATION -- 0.56%
U.S. Treasury Bill, yield of 1.00%
  due 08/05/04 (b)                                             $    1,800,000        1,798,117
                                                                                --------------
Total Short-Term Investments
  (Cost $7,949,628)                                                                  7,949,487
                                                                                --------------
Total Investments -- 99.65%
  (Cost $277,463,084)                                                              321,581,657
Cash and other assets, less liabilities -- 0.35%                                     1,132,027
                                                                                --------------
Net Assets -- 100.00%                                                           $  322,713,684
                                                                                ==============

NOTES TO SCHEDULE OF INVESTMENTS

         Aggregate cost for federal income tax purposes was $277,463,084; and net unrealized appreciation consisted of:

               Gross unrealized appreciation                      $   52,490,558
               Gross unrealized depreciation                          (8,371,985)
                                                                  --------------
                 Net unrealized appreciation                      $   44,118,573
                                                                  ==============

(a)      Non-income producing security.
(b)      This security was pledged to cover margin requirements for futures contracts.
%        Represents a percentage of net assets.

FUTURES CONTRACTS

UBS Small Cap Equity Relationship Fund had the following open futures contracts as of June 30, 2004:

                                                                 EXPIRATION                     CURRENT       UNREALIZED
                                                                    DATE           COST          VALUE       APPRECIATION
                                                               --------------   -----------  ------------   --------------
INDEX FUTURES BUY CONTRACTS:
S&P 500 Index, 20 contracts                                    September 2004   $ 5,664,140   $ 5,702,000   $       37,860
                                                                                                            ==============

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures contracts at June 30, 2004 was $1,798,117.

                 See accompanying notes to financial statements.

UBS INTERNATIONAL EQUITY RELATIONSHIP FUND

Over the six months ended June 30, 2004, UBS International Equity Relationship Fund (the "Fund") returned 3.01%, compared with the 4.35% return of its benchmark, the MSCI World Ex-USA (Free) Index (the "Index"). Since inception* on June 26, 1998, through period end, the Fund returned 3.46% on an annualized basis, compared with a 1.52% annualized return for the Index.*(Returns for the share classes over various time periods are shown on page 33; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of fund shares.)

As the reporting period began, lower-quality, speculative stocks generated the best returns. However, as the period progressed, investors gravitated back toward fundamentally sound companies offering solid growth prospects. Against this backdrop, the Fund's more conservative bias hindered relative performance in the first quarter of 2004, but enhanced results later in the period.

FUNDAMENTAL RESEARCH AND RISK MANAGEMENT IDENTIFIED OPPORTUNITIES IN FAIRLY VALUED MARKETS

Most equity markets were close to what we consider fair value during the reporting period. As always, we relied on our price to intrinsic value approach to identify stock-specific opportunities. This approach is founded on the belief that discrepancies between a stock's current price and its future--or intrinsic--value arise from market behavior and market structure, providing opportunities to outperform. We leveraged the expertise of our global network of equity analysts over the period--who employ a unique approach that combines fundamental research with the extensive use of sophisticated risk management tools--to identify intrinsic value, and thus uncover investment opportunities.

To that end, our research led us to avoid investment in German companies. Heavily leveraged balance sheets and Germany's moderate economic growth prospects have resulted in a dearth of opportunities there. This resulted in a substantial underweight relative to the Index, which enhanced absolute results. While the Asia/Pacific region continued to report strong growth, concerns over Japan's ability to sustain its recovery, as well as our lack of confidence in the Japanese financial sector, prompted us to take some profits, leaving us underweight relative to the Index. This detracted from results, as Japan was one of the top performing international equity markets during the period.

Our valuation model suggested that many of the cyclically driven sectors that performed well in 2003 had become overvalued. In contrast, several of the sectors overlooked in last year's rally offered attractive opportunities. For example, the Fund's largest sector overweight during the reporting period was in consumer staples. When we last reported to you on the prior review period, we noted that our consumer staples stocks lagged the market, due largely to their defensive nature. However, given that they were producing steady cash flows and, in our opinion, were attractively valued, we maintained our positions. By adhering to our disciplined investment process and staying true to our conviction, this position ultimately paid off when the sector proved to be the largest contributor to excess returns over the six-month period.

The Fund also held a large overweight in telecommunications services, focusing on companies such as Vodafone and NTT DoCoMo that, in our view, held strong market positions and acceptable debt loads. However, our overweight in telecom was a negative for relative and absolute results during the period, when NTT DoCoMo and Vodafone underperformed both wireless telecom and the broader market. In technology hardware, we did not hold Ericsson, one of the top performers in the market. Smaller overweights included media and healthcare, and we reduced a small overweight in energy, moving to a neutral position during the latter half of the period. While our holdings in this area had performed well, we believe that, going forward, energy prices will likely stabilize and decline once the geopolitical situation improves.

The Fund's largest underweights during the reporting period were in industrials and information technology (IT). The industrial underweight, and stock selection within this sector, detracted from results. Within IT, we believed that earnings expectations for technology hardware companies were too high, and our research indicated that valuations were not compelling. This underweight was a modest negative for performance. The Fund was also underweight the financials sector, although within this sector, we were significantly overweight banks, including Bank of Ireland and Royal Bank of Scotland.

On a final note, currency allocation was not a substantial contributor to performance over the reporting period, as the overall size of our active positioning was fairly low. Our largest underweight position was in the British pound, while our largest overweight position was in the euro.

LOOKING AHEAD

The UK is enjoying strong growth and low inflation, but we believe high personal debt levels may pose a threat to the recovery. Japan continues to report robust growth, but they rely heavily on demand from China, where authorities are trying to dampen the economy. The Fund will approach these uncertain times with the same disciplined investment process that has guided us thus far: in-depth research and analysis to identify stocks across countries and sectors that we believe are selling for less than their intrinsic value.

*  THE SINCE INCEPTION RETURN FOR THE INDEX IS CALCULATED AS OF JUNE 30, 1998.

TOTAL RETURN (UNAUDITED)

                                                     6 MONTHS     1 YEAR      3 YEARS     5 YEARS   ANNUALIZED
                                                       ENDED       ENDED       ENDED      ENDED     6/26/98* TO
                                                      6/30/04     6/30/04     6/30/04    6/30/04      6/30/04
---------------------------------------------------------------------------------------------------------------
UBS INTERNATIONAL EQUITY RELATIONSHIP FUND             3.01%       27.14%      5.52%       2.85%       3.46%
MSCI World Ex-USA (Free) Index                         4.35        31.92       4.13        0.43        1.52

* PERFORMANCE INCEPTION DATE OF UBS INTERNATIONAL EQUITY RELATIONSHIP FUND. FOR ILLUSTRATION PURPOSES, THE SINCE INCEPTION RETURN FOR THE INDEX IS CALCULATED AS OF 6/30/98, WHICH IS THE CLOSEST MONTH END TO THE INCEPTION DATE OF THE FUND.
   ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
   TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2004 (UNAUDITED)

                                                                   PERCENTAGE OF
                                                                     NET ASSETS
--------------------------------------------------------------------------------
Vodafone Group PLC                                                       2.9%
BP PLC                                                                   2.7
Total S.A.                                                               2.5
Royal Bank of Scotland Group PLC                                         2.4
Honda Motor Co., Ltd.                                                    2.4
Diageo PLC                                                               2.3
Nestle S.A.                                                              2.1
Shell Transport & Trading Co. PLC                                        2.0
Barclays PLC                                                             1.8
NTT DoCoMo, Inc.                                                         1.8
--------------------------------------------------------------------------------
Total                                                                   22.9%

INDUSTRY DIVERSIFICATION

AS A PERCENTAGE OF NET ASSETS

AS OF JUNE 30, 2004 (UNAUDITED)

INTERNATIONAL EQUITIES
  Air Freight & Logistics                                                   1.25%
  Auto Components                                                           1.09
  Automobiles                                                               3.53
  Beverages                                                                 2.35
  Capital Markets                                                           1.21
  Chemicals                                                                 0.98
  Commercial Banks                                                         18.15
  Commercial Services & Supplies                                            1.14
  Communication Equipment                                                   1.30
  Construction & Engineering                                                0.23
  Construction Materials                                                    1.94
  Diversified Financial Services                                            1.20
  Diversified Telecommunication Services                                    4.70
  Electric Utilities                                                        1.18
  Electronic Equipment & Instruments                                        0.80
  Food & Staples Retailing                                                  2.35
  Food Products                                                             3.23
  Gas Utilities                                                             1.01
  Health Care Providers & Services                                          0.33
  Hotels, Restaurants & Leisure                                             0.48
  Household Durables                                                        2.48
  Household Products                                                        1.31
  Insurance                                                                 3.53
  IT Services                                                               0.59
  Leisure Equipment & Products                                              0.55
  Machinery                                                                 0.21
  Media                                                                     4.06
  Metals & Mining                                                           1.82
  Multi-Utilities & Unregulated Power                                       1.39
  Multiline Retail                                                          0.11
  Office Electronics                                                        1.30
  Oil & Gas                                                                 8.74
  Paper & Forest Products                                                   2.28
  Pharmaceuticals                                                           8.22
  Real Estate                                                               1.55
  Road & Rail                                                               1.42
  Semiconductors & Semiconductor Equipment                                  0.97
  Software                                                                  0.55
  Specialty Retail                                                          1.75
  Tobacco                                                                   1.72
  Trading Companies & Distributors                                          0.82
  Wireless Telecommunication Services                                       4.68
                                                                          ------
     Total International Equities                                          98.50

SHORT-TERM INVESTMENTS                                                      0.12
                                                                          ------
TOTAL INVESTMENTS                                                          98.62
CASH AND OTHER ASSETS, LESS LIABILITIES                                     1.38
                                                                          ------
NET ASSETS                                                                100.00%
                                                                          ======

UBS INTERNATIONAL EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2004 (Unaudited)

                                                                   SHARES           VALUE
                                                               --------------   --------------
INTERNATIONAL EQUITIES -- 98.50%
AUSTRALIA -- 4.30%
Australia & New Zealand Banking Group Ltd.                             40,314   $      513,352
Australian Gas Light Co., Ltd.                                         31,565          266,717
News Corp., Ltd., Preferred                                            71,991          589,250
QBE Insurance Group Ltd.                                               84,446          752,961
Rio Tinto Ltd.                                                          3,265           81,765
Westpac Banking Corp.                                                 100,774        1,235,505
Woolworths Ltd.                                                        27,296          216,764
                                                                                --------------
                                                                                     3,656,314
                                                                                --------------
BELGIUM -- 1.20%
Fortis                                                                 45,888        1,016,099
                                                                                --------------
CANADA -- 5.36%
Alcan, Inc.                                                            17,760          731,197
Bank of Nova Scotia                                                    23,300          622,492
BCE, Inc.                                                              21,600          430,147
Canadian National Railway Co.                                          17,200          740,982
Canadian Tire Corp.                                                     2,500           91,180
Magna International, Inc., Class A                                      3,200          271,203
Shoppers Drug Mart Corp. (a)                                           19,300          480,791
Suncor Energy, Inc.                                                    18,100          459,132
Toronto Dominion Bank                                                  22,600          722,796
                                                                                --------------
                                                                                     4,549,920
                                                                                --------------
FINLAND -- 2.02%
Nokia Oyj                                                              76,564        1,104,778
UPM-Kymmene Oyj                                                        31,974          608,414
                                                                                --------------
                                                                                     1,713,192
                                                                                --------------
FRANCE -- 7.54%
Aventis S.A.                                                            9,722          733,944
BNP Paribas                                                            14,109          867,727
Cap Gemini S.A. (a)                                                    12,480          500,914
France Telecom S.A.                                                    37,612          980,193
Sanofi-Synthelabo S.A.                                                  6,811          431,732
Suez S.A.                                                              11,555          240,539
Total S.A.                                                             11,261        2,146,899
Unibail                                                                 4,829          499,392
                                                                                --------------
                                                                                     6,401,340
                                                                                --------------
GERMANY -- 0.80%
Allianz AG                                                              6,257          677,748
                                                                                --------------
HONG KONG -- 1.08%
Cheung Kong Holdings Ltd.                                              54,000          398,087
Sun Hung Kai Properties Ltd.                                           51,000          418,472
Television Broadcasts Ltd.                                             24,000          102,772
                                                                                --------------
                                                                                       919,331
                                                                                --------------
IRELAND -- 2.76%
Bank of Ireland                                                       110,874        1,481,146
CRH PLC                                                                41,078          867,610
                                                                                --------------
                                                                                     2,348,756
                                                                                --------------
ITALY -- 2.72%
Assicurazioni Generali SpA                                             16,888          455,523
ENI SpA                                                                40,811          810,332
UniCredito Italiano SpA                                               211,287        1,043,673
                                                                                --------------
                                                                                     2,309,528
                                                                                --------------
JAPAN -- 18.05%
Canon, Inc.                                                            21,000        1,106,631
Fuji Photo Film Co., Ltd.                                              15,000          470,146
Funai Electric Co., Ltd.                                                3,100   $      467,067
Honda Motor Co., Ltd.                                                  41,600        2,005,370
Hoya Corp.                                                              2,400          251,184
Kao Corp.                                                              46,000        1,108,738
Mitsubishi Corp.                                                       50,000          485,726
Mitsubishi Tokyo Financial Group, Inc.                                     47          435,046
Nintendo Co., Ltd.                                                      4,000          463,731
Nippon Telegraph & Telephone Corp.                                         25          133,575
Nippon Unipac Holding                                                      98          512,835
Nitto Denko Corp.                                                         800           40,911
NTT DoCoMo, Inc.                                                          844        1,508,317
Rohm Co., Ltd.                                                          6,900          825,863
Sekisui House Ltd.                                                     45,000          499,427
Sompo Japan Insurance, Inc.                                            79,000          807,268
Sumitomo Mitsui Financial Group, Inc.                                     132          904,880
Takeda Pharmaceutical Co., Ltd.                                        27,100        1,189,653
Toyota Industries Corp.                                                27,100          650,708
Toyota Motor Corp.                                                     24,500          992,439
West Japan Railway Co.                                                    116          467,763
                                                                                --------------
                                                                                    15,327,278
                                                                                --------------
NETHERLANDS -- 7.18%
ABN AMRO Holding NV                                                    30,305          662,933
Koninklijke (Royal) Philips Electronics NV                             28,142          757,708
Reed Elsevier NV                                                       79,312        1,113,552
Royal KPN NV (a)                                                      112,421          856,224
TPG NV                                                                 46,595        1,064,635
VNU NV                                                                 38,542        1,119,315
Wolters Kluwer NV                                                      28,950          525,513
                                                                                --------------
                                                                                     6,099,880
                                                                                --------------
PORTUGAL -- 0.81%
Electricidade de Portugal S.A.                                         56,714          158,703
Portugal Telecom, SGPS, S.A.                                           49,342          532,483
                                                                                --------------
                                                                                       691,186
                                                                                --------------
SPAIN -- 2.28%
Banco Bilbao Vizcaya Argentaria S.A.                                   76,077        1,016,299
Banco Santander Central Hispano S.A.                                   45,293          470,052
Telefonica S.A.                                                        30,290          447,756
                                                                                --------------
                                                                                     1,934,107
                                                                                --------------
SWEDEN -- 3.25%
Electrolux AB, B Shares                                                20,100          385,566
Hennes & Mauritz AB, B Shares                                          19,430          501,681
Svenska Cellulosa AB, B Shares                                         21,370          811,345
Svenska Handelsbanken AB, A Shares                                     21,410          429,169
Swedish Match AB                                                       61,810          631,807
                                                                                --------------
                                                                                     2,759,568
                                                                                --------------
SWITZERLAND -- 7.89%
Adecco S.A. (a)                                                         9,686          482,599
Credit Suisse Group (a)                                                28,920        1,027,579
Givaudan S.A.                                                             728          421,431
Holcim Ltd.                                                            14,381          781,975
Nestle S.A.                                                             6,686        1,783,076
Novartis AG                                                            11,705          516,370
Roche Holding AG                                                       13,976        1,383,762
Swiss Reinsurance Co.                                                   4,626          300,483
                                                                                --------------
                                                                                     6,697,275
                                                                                --------------
UNITED KINGDOM -- 31.26%
Abbey National PLC                                                     37,609          350,057
Alliance Unichem PLC                                                   23,524          278,361
AstraZeneca PLC                                                        27,746        1,244,855

                                                                   SHARES           VALUE
                                                               --------------   --------------
Balfour Beatty PLC                                                     40,614   $      195,550
Barclays PLC                                                          182,604        1,555,588
BOC Group PLC                                                          22,209          371,748
BP PLC                                                                261,473        2,309,262
BT Group PLC                                                          169,369          609,694
Cadbury Schweppes PLC                                                 111,646          963,251
Centrica PLC                                                          145,212          591,203
Compass Group PLC                                                      66,809          407,697
Diageo PLC                                                            147,892        1,994,083
Electrocomponents PLC                                                  65,815          426,099
Gallaher Group PLC                                                     68,950          833,397
GlaxoSmithKline PLC                                                    73,038        1,478,191
HSBC Holdings PLC                                                      70,513        1,048,577
Invensys PLC (a)                                                      545,910          178,201
Kingfisher PLC                                                        189,865          985,616
National Grid Transco PLC                                             121,917          940,765
Rentokil Initial PLC                                                  185,421          485,897
Rio Tinto PLC                                                          30,433          731,823
Royal Bank of Scotland Group PLC                                       71,181        2,049,897
Scottish & Southern Energy PLC                                         68,340          844,614
Shell Transport & Trading Co. PLC                                     231,173        1,695,794
Tesco PLC                                                             269,099   $    1,299,329
Vodafone Group PLC                                                  1,126,543        2,466,905
Wolseley PLC                                                           13,684          212,176
                                                                                --------------
                                                                                    26,548,630
                                                                                --------------
Total International Equities
  (Cost $70,552,569)                                                                83,650,152
                                                                                --------------

SHORT-TERM INVESTMENT -- 0.12%
UBS Supplementary Trust U.S. Cash
  Management Prime Fund,
  yield of 1.05%
  (Cost $98,952)                                                       98,952           98,952
                                                                                --------------
Total Investments -- 98.62%
  (Cost $70,651,521)                                                                83,749,104
Cash and other assets, less liabilities -- 1.38%                                     1,171,231
                                                                                --------------
Net Assets -- 100.00%                                                           $   84,920,335
                                                                                ==============

NOTES TO SCHEDULE OF INVESTMENTS

         Aggregate cost for federal income tax purposes was $70,651,521; and net unrealized appreciation consisted of:

               Gross unrealized appreciation                      $   14,116,767
               Gross unrealized depreciation                          (1,019,184)
                                                                  --------------
                 Net unrealized appreciation                      $   13,097,583
                                                                  ==============

(a)      Non-income producing security.
%        Represents a percentage of net assets.
SGPS     Sociedade Gestora de Participacoes Sociais

FORWARD FOREIGN CURRENCY CONTRACTS

UBS International Equity Relationship Fund had the following open forward foreign currency contracts as of June 30, 2004:

                                                                                                                UNREALIZED
                                                                 CONTRACTS            IN           MATURITY   APPRECIATION/
                                                                TO DELIVER       EXCHANGE FOR       DATES    (DEPRECIATION)
                                                               ------------   ------------------   --------   -------------
Australian Dollar (AUD)                                             780,000    USD       541,905   12/03/04   $       7,178
British Pound (GBP)                                               5,800,000    USD    10,370,110   12/03/04         (10,716)
Euro (EUR)                                                          350,000    USD       423,535   12/03/04          (1,708)
Euro (EUR)                                                          280,000    USD       340,584   12/03/04             390
Japanese Yen (JPY)                                               50,000,000    USD       457,457   12/03/04          (4,535)
Japanese Yen (JPY)                                               47,000,000    USD       441,194   12/03/04           6,922
Swedish Krona (SEK)                                               6,600,000    USD       875,500   12/03/04             692
Swiss Franc (CHF)                                                 2,200,000    EUR     1,464,977   12/03/04          14,543
United States Dollar (USD)                                          728,701    CAD     1,000,000   12/03/04          15,851
United States Dollar (USD)                                          840,543    CHF     1,060,000   12/03/04          10,046
United States Dollar (USD)                                          665,541    DKK     4,100,000   12/03/04           4,470
United States Dollar (USD)                                        4,228,070    EUR     3,500,000   12/03/04          24,356
United States Dollar (USD)                                          430,994    GBP       240,000   12/03/04          (1,443)
United States Dollar (USD)                                          412,095    HKD     3,200,000   12/03/04              (9)
United States Dollar (USD)                                        4,103,524    JPY   451,800,000   12/03/04          71,033
United States Dollar (USD)                                          434,531    NOK     3,000,000   12/03/04          (1,875)
United States Dollar (USD)                                        1,409,170    SGD     2,400,000   12/03/04          (9,806)
                                                                                                              -------------
    Total net unrealized appreciation on forward foreign
      currency contracts                                                                                      $     125,389
                                                                                                              =============

                 See accompanying notes to financial statements.

UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND

Over the six months ended June 30, 2004, UBS Emerging Markets Equity Relationship Fund (the "Fund") declined 0.25%, compared with the 0.78% decline of its benchmark, the MSCI Emerging Markets (Free) Index (the "Index"). Since inception on June 30, 1995 through period end, the Fund returned 2.35% on an annualized basis, compared with a 1.34% annualized return for the Index. (Returns for the share classes over various time periods are shown on page 38; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of fund shares.)

After generating very strong returns in the first quarter of 2004, increasingly risk-averse investors shied away from emerging markets equities over the last three months of the reporting period. Stock selection was the primary driver of the Fund's outperformance of the Index over the period, while sector allocation was a marginally positive contributor.

RESEARCH-DRIVEN DECISIONS HELPED US NAVIGATE A CHANGING MARKETPLACE

The emerging markets equity rally that began in 2003 came to an abrupt halt in April 2004. Emerging markets countries have often been characterized as the suppliers to a growing global economy, driving up depressed stock markets. This characterization seemed accurate last year, when emerging markets stocks generated their strongest performance (in US dollar terms) since 1999. However, investor confidence was shaken in 2004, as fears of rising interest rates, inflation, and ongoing terrorism pushed investors into less-risky areas. In response to this change in investor sentiment, the highest-risk countries and sectors fell first, eventually dragging down the entire market.

We navigated the Fund through this volatile period by focusing on stock selection, searching across countries and sectors to identify promising opportunities selling for, in our opinion, less than their intrinsic, or fair, value. To that end, we leveraged the insight provided by UBS Global Asset Management's global network of equity analysts, on-site experts whose timely insight into local economies, industry trends and specific companies, in our view, proved particularly valuable over the six-month reporting period.

Research-driven stock selection led us to overweight the Fund in telecommunications services and financials during the period. The Fund's telecommunications stocks were companies that we believed were being supported by the global economic recovery, as well as by industry-specific themes. Strong holdings in this sector included SK Telecom and Tele Norte Leste. In the financials sector, Fund holdings, in our opinion, offered attractive valuations and earnings quality, including holdings such as OTP Bank and Chinatrust Financial. In contrast, the Fund's relative performance was hurt by underweight positions and poor stock selection in industrials and consumer staples, two highly cyclical industries where we found few attractive opportunities, but which did well over the period.

On a country level, the Fund benefited from its underweight in China. China has been a driving force behind growth in the Asia/Pacific region, including in many emerging market countries. However, Chinese authorities have taken steps to dampen China's economic expansion, and created uncertainty around the future of the entire region. The country itself turned in one of the worst performances over the six-month reporting period. However, while the country as a whole did not do well, the Fund's stock selection in the region was a positive for performance. Some of our better-performing Chinese stocks over the six months included China Mobile, China Life Insurance and Petrochina Co.

Other country allocations that helped relative performance during the period were overweights in Hungary and Taiwan, and an underweight in India. Conversely, the Fund's performance was hurt by an underweight exposure to South Africa.

LOOKING AHEAD

The emerging equity markets appear to have settled into a pattern of sector rotation, as investors gravitate to areas that typically perform well in the mid and late cycles of corporate earnings growth. As always, regardless of the market's short-term direction, we intend to adhere to our disciplined investment approach, in an effort to uncover countries, sectors and specific securities that we believe are selling for less than their intrinsic value.

TOTAL RETURN (UNAUDITED)

                                                     6 MONTHS     1 YEAR      3 YEARS     5 YEARS   ANNUALIZED
                                                       ENDED       ENDED       ENDED       ENDED    6/30/95* TO
                                                      6/30/04     6/30/04     6/30/04     6/30/04     6/30/04
---------------------------------------------------------------------------------------------------------------
UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND**        -0.25%       31.97%      14.97%       5.59%         2.35%
UBS Emerging Markets Equity Relationship Fund***        -1.74       29.99       14.40        5.27          2.18
MSCI Emerging Markets (Free) Index                      -0.78       33.51       13.10        3.27          1.34

*    PERFORMANCE INCEPTION DATE OF UBS EMERGING MARKETS EQUITY RELATIONSHIP
     FUND.
** TOTAL RETURN BASED ON NAV - DOES NOT INCLUDE THE PAYMENT OF A 0.75% TRANSACTION CHARGE ON FUND SHARE PURCHASES AND REDEMPTIONS IN EACH PERIOD PRESENTED WHERE APPLICABLE.
*** STANDARDIZED TOTAL RETURN - INCLUDES THE PAYMENT OF A 0.75% TRANSACTION CHARGE ON FUND SHARE PURCHASES AND REDEMPTIONS IN EACH PERIOD PRESENTED WHERE APPLICABLE.
     ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
     TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2004 (UNAUDITED)

                                                                   PERCENTAGE OF
                                                                     NET ASSETS
--------------------------------------------------------------------------------
Samsung Electronics Co., Ltd.                                            6.5%
China Mobile Hong Kong Ltd.                                              3.3
Petroleo Brasileiro S.A., Preferred                                      3.1
Taiwan Semiconductor Manufacturing Co., Ltd.                             3.0
Anglo American PLC                                                       2.6
LUKOIL, ADR                                                              2.5
Standard Bank Group Ltd.                                                 2.3
OTP Bank Rt.                                                             2.2
Kookmin Bank                                                             2.2
Tele Norte Leste Participacoes S.A., ADR                                 2.2
--------------------------------------------------------------------------------
Total                                                                   29.9%

INDUSTRY DIVERSIFICATION
AS A PERCENTAGE OF NET ASSETS
AS OF JUNE 30, 2004 (UNAUDITED)

INTERNATIONAL EQUITIES
  Airlines                                                                0.49%
  Automobiles                                                             3.92
  Beverages                                                               2.25
  Chemicals                                                               2.69
  Commercial Banks                                                       14.91
  Computers & Peripherals                                                 1.34
  Construction & Engineering                                              1.18
  Construction Materials                                                  0.79
  Diversified Financial Services                                          1.98
  Electric Utilities                                                      2.05
  Electronic Equipment & Instruments                                      1.62
  Electronic Equipment Manufacturers                                      1.24
  Energy Equipment & Services                                             0.32
  Food & Staples Retailing                                                1.35
  Food Products                                                           0.39
  Household Durables                                                      0.32
  Industrial Conglomerates                                                0.50
  Insurance                                                               3.11
  IT Services                                                             0.75
  Machinery                                                               0.91
  Media                                                                   0.77
  Metals & Mining                                                        10.55
  Multiline Retail                                                        0.38
  Oil & Gas                                                              10.99
  Paper & Forest Products                                                 0.57
  Personal Products                                                       0.27
  Pharmaceuticals                                                         2.20
  Semiconductors & Semiconductor Equipment                               11.58
  Software                                                                0.72
  Steel                                                                   0.55
  Telecommunications Services                                             7.07
  Tobacco                                                                 0.98
  Transportation Infrastructure                                           0.46
  Wireless Telecommunication Services                                     8.13
                                                                        ------
     Total International Equities                                        97.33
  Investment Companies                                                    0.27

SHORT-TERM INVESTMENTS                                                    1.14
                                                                        ------
TOTAL INVESTMENTS                                                        98.74
CASH AND OTHER ASSETS,
LESS LIABILITIES                                                          1.26
                                                                        ------
NET ASSETS                                                              100.00%
                                                                        ======

UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2004 (Unaudited)

                                                                   SHARES            VALUE
                                                                -------------   --------------
INTERNATIONAL EQUITIES -- 97.33%
ARGENTINA -- 0.32%
Impsat Fiber Networks, Inc. (a)(b)(c)                                   9,400   $           94
Tenaris S.A.                                                           51,800        1,696,450
                                                                                --------------
                                                                                     1,696,544
                                                                                --------------
BRAZIL -- 13.12%
Banco Bradesco S.A., Preferred                                        239,263       10,993,582
Caemi Mineracao E Metalurgica S.A.
  Preferred (a)                                                     7,684,000        2,927,711
Cia de Bebidas das Americas, Preferred                              6,598,000        1,319,813
Cia de Bebidas das Americas, Preferred, ADR                           296,200        5,944,734
Cia Energetica de Minas Gerais, Preferred                         321,204,802        4,796,810
Companhia Vale do Rio Doce, Preferred, Series A (b)(c)                 23,646                0
Petroleo Brasileiro S.A.                                              139,593        3,885,797
Petroleo Brasileiro S.A., Preferred                                   668,106       16,589,393
Tele Norte Leste Participacoes S.A.                                29,248,393          317,322
Tele Norte Leste Participacoes S.A., ADR                              913,535       11,629,301
Tele Norte Leste Participacoes S.A.,
  Preferred                                                       130,565,590        1,652,622
Usinas Siderurgicas de Minas Gerais S.A.                              604,263        6,257,254
Votorantim Celulose e Papel S.A.                                       94,500        3,005,100
                                                                                --------------
                                                                                    69,319,439
                                                                                --------------

CHINA -- 1.42%
China Telecom Corp., Ltd.                                           7,708,000        2,692,928
Huadian Power International Corp., Ltd.                             8,204,000        2,761,032
People's Food Holdings Ltd.                                         3,136,000        2,057,349
                                                                                --------------
                                                                                     7,511,309
                                                                                --------------
HONG KONG -- 4.97%
China Merchants Holdings International Co., Ltd.                    1,958,000        2,635,836
China Mobile Hong Kong Ltd.                                         5,736,000       17,355,522
CNOOC Ltd.                                                         14,776,000        6,251,545
                                                                                --------------
                                                                                    26,242,903
                                                                                --------------
HUNGARY -- 2.45%
OTP Bank Rt.                                                          577,451       11,794,474
OTP Bank Rt., GDR                                                      30,703        1,155,968
                                                                                --------------
                                                                                    12,950,442
                                                                                --------------
INDIA -- 5.18%
Bharat Heavy Electricals Ltd. Participation
  Certificates Citigroup Global Markets
  Holdings, Inc.                                                      857,100        4,548,829
Bharat Heavy Electricals Ltd. Participation
  Certificates - Citigroup Global Markets
  Holdings, Inc.                                                      195,495        2,111,346
EIH Ltd.                                                                   12               64
GAIL India Ltd. Participation Certificates -
  Citigroup Markets Holdings, Inc.,144A                               558,800        2,056,384
Hindustan Lever Ltd.                                                    4,405           12,197
Infosys Technology Ltd.                                                43,000        3,989,110
ITC Ltd.                                                              127,824        2,468,623
Larsen & Toubro Ltd.                                                  239,006        3,623,690
Reliance Industries Citigroup Ltd.
  Participation Certificates - Citigroup
  Global Markets Holdings, Inc. (a)                                   424,578        3,968,269
Reliance Industries Ltd.
Tata Motors Ltd., GDR                                                 383,533   $    3,164,147
Ultratech Cemco Ltd. (a)                                              191,204        1,424,828
                                                                                --------------
                                                                                    27,367,487
                                                                                --------------
INDONESIA -- 2.79%
PT Bank Rakyat Indonesia                                           19,995,500        3,562,081
HM Sampoerna PT                                                     4,956,000        2,688,179
Indonesian Satellite Corp. PT                                       7,848,000        3,359,553
PT Astra International                                              4,371,076        2,556,864
PT Bank Dagang Nasional (Foreign Shares) (a)(b)(c)                      1,062                0
Telekomunikasi (a)                                                  3,283,700        2,584,353
                                                                                --------------
                                                                                    14,751,030
                                                                                --------------
ISRAEL -- 2.92%
Check Point Software Technologies (a)                                 141,450        3,817,736
Teva Pharmaceutical Industries Ltd., ADR                              172,460       11,604,833
                                                                                --------------
                                                                                    15,422,569
                                                                                --------------
KOREA -- 21.01%
Daelim Industrial Co.                                                 125,060        3,917,933
Daewoo Engineering & Construction Co., Ltd.                           663,540        2,296,980
Daishin Securities Co., Ltd.                                          338,560        1,963,091
Honam Petrochemical Corp.                                             102,060        3,480,021
Hyundai Department Store Co., Ltd.                                     82,080        2,035,129
Hyundai Motor Co., Ltd.                                                81,878        3,149,699
Hyundai Motor Co., Ltd., Preferred                                    430,090        8,895,847
Kia Motors Corp.                                                      342,570        2,926,150
Kookmin Bank (a)                                                      375,626       11,670,250
Korea Zinc Co., Ltd.                                                  103,460        1,710,157
Korean Reinsurance Co.                                                 56,250        2,068,910
KT Corp., ADR                                                         199,695        3,602,498
LG Chem Ltd.                                                          150,478        5,091,899
LG Petrochemical Co., Ltd.                                            110,310        2,210,019
POSCO                                                                  46,420        5,985,790
Samsung Electronics Co., Ltd.                                          82,898       34,220,983
Samsung Electronics Co., Ltd., Preferred                               14,970        3,925,495
Samsung SDI Co., Ltd.                                                  48,320        5,080,813
Sejong Securities Co., Ltd. (b) (c)                               726,000,000                0
SK Telecom Co., Ltd., ADR                                             321,344        6,745,010
                                                                                --------------
                                                                                   110,976,674
                                                                                --------------
MALAYSIA -- 2.59%
AMMB Holdings Bhd                                                   1,986,600        1,725,201
Commerce Asset Holdings Bhd                                         1,203,000        1,538,574
Genting Bhd                                                           567,800        2,286,142
Malakoff Bhd                                                        2,043,400        3,253,308
Resorts World Bhd                                                   1,079,400        2,542,271
Telekom Malaysia Bhd                                                  863,800        2,341,352
                                                                                --------------
                                                                                    13,686,848
                                                                                --------------
MEXICO -- 6.62%
America Movil S.A. de C.V., Series L                                3,130,444        5,686,535
Cemex S.A., de C.V. CPO                                               722,783        4,186,413
Consorcio ARA S.A. de C.V. (a)                                        581,881        1,675,059
Fomento Economico Mexicano S.A.
  de C.V.                                                           1,009,400        4,615,950
Telefonos de Mexico S.A. de C.V.,
  Series L                                                            538,744          895,493
Telefonos de Mexico S.A. de C.V.,
  Series L, ADR                                                       248,400        8,264,268
TV Azteca S.A., ADR                                                   411,400        3,554,496

                                                                   SHARES            VALUE
                                                                -------------   --------------
Wal-Mart de Mexico, S.A., Series V                                  2,052,719   $    6,087,140
                                                                                --------------
                                                                                    34,965,354
                                                                                --------------
RUSSIA -- 8.19%
LUKOIL                                                                178,800        4,702,440
LUKOIL, ADR                                                           124,061       13,046,337
MMC Norilsk Nickel, ADR                                               140,200        7,781,100
Surgutneftegaz, Preferred                                           3,904,122        1,678,773
Surgutneftegaz, Preferred ADR                                         121,700        5,233,100
Vimpel-Communications Corp., ADR (a)                                   84,500        8,150,025
YUKOS, ADR                                                             84,059        2,673,076
                                                                                --------------
                                                                                    43,264,851
                                                                                --------------
SOUTH AFRICA -- 8.12%
ABSA Group Ltd.                                                       348,294        2,859,349
Anglo American Platinum Corp., Ltd.                                    46,350        1,753,350
Gold Fields Ltd.                                                      437,003        4,594,256
Impala Platinum Holdings Ltd.                                         101,861        7,722,891
MTN Group Ltd.                                                      1,090,541        5,003,086
Sanlam Ltd.                                                         6,112,923        8,659,298
Standard Bank Group Ltd.                                            1,772,606       12,269,638
                                                                                --------------
                                                                                    42,861,868
                                                                                --------------
TAIWAN -- 11.60%
AU Optronics Corp.                                                    381,000          577,616
Cathay Financial Holding Co., Ltd.                                  3,178,000        5,715,487
China Steel Corp.                                                   3,487,169        3,296,432
Chinatrust Financial Holding Co. (a)                                9,691,187       10,803,196
Delta Electronics, Inc.                                             2,304,083        2,890,378
Faraday Technology Corp.                                              334,000          625,505
Holiday Entertainment Co., Ltd.                                       975,000          524,599
LITE-ON IT Corp.                                                      890,000        2,460,464
Lite-On Technology Corp. (a)                                        2,323,000        2,437,631
MediaTek, Inc.                                                        471,000        3,752,319
Nan Ya Plastics Corp.                                               2,611,840        3,439,492
Quanta Computer, Inc. (a)                                           1,037,000        2,204,087
Siliconware Precision Industries Co. (a)                            3,593,000        2,819,715
Taiwan Semiconductor Manufacturing Co., Ltd.                       10,996,890       15,821,923
Yageo Corp. (a)                                                     5,714,000        2,938,531
Yuanta Core Pacific Securities Co.                                  1,508,000          941,379
                                                                                --------------
                                                                                    61,248,754
                                                                                --------------
THAILAND -- 2.14%
Airports of Thailand PCL (Foreign) (a)                              1,934,600   $    2,436,881
Bangkok Bank PCL (Foreign) (a)                                      2,167,400        5,221,693
C.P. Seven Eleven PCL (Foreign)                                       688,300        1,035,354
TelecomAsia Corp. PCL (Foreign) (b)(c)                                216,818                0
Thai Airways International PCL (Foreign)                            1,887,200        2,607,969
                                                                                --------------
                                                                                    11,301,897
                                                                                --------------
TURKEY -- 1.30%
Akbank TAS (a)                                                  1,870,089,402        6,867,916
                                                                                --------------
UNITED KINGDOM -- 2.59%
Anglo American PLC                                                    668,609       13,679,456
                                                                                --------------
 Total International Equities
  (Cost $453,351,788)                                                              514,115,341
                                                                                --------------
INVESTMENT COMPANY -- 0.27%
THAILAND -- 0.27%
  Arisaig Asean Fund Ltd. (a)
  (Cost $684,021)                                                      62,708        1,425,353
                                                                                --------------

SHORT-TERM INVESTMENT -- 1.14%
UBS Supplementary Trust U.S. Cash
  Management Prime Fund,
  yield of 1.05% (Cost $6,039,368)                                  6,039,368        6,039,368
                                                                                --------------
Total Investments -- 98.74%
  (Cost $460,075,177)                                                              521,580,062
Cash and other assets, less liabilities -- 1.26%                                     6,642,176
                                                                                --------------
Net Assets -- 100.00%                                                           $  528,222,238
                                                                                ==============

NOTES TO SCHEDULE OF INVESTMENTS

       Aggregate cost for federal income tax purposes was $460,075,177; and net unrealized appreciation consisted of:

            Gross unrealized appreciation           $    74,500,219
            Gross unrealized depreciation               (12,995,334)
                                                    ---------------
              Net unrealized appreciation           $    61,504,885
                                                    ===============

(a)    Non-income producing security.
(b)    Security is illiquid. These securities amounted to $94 or 0.00% of net assets.
(c) Securities are fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2004, the value of these securities amounted to $94 or 0.00% of net assets.
%      Represents a percentage of net assets.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the value of this security amounted to $2,056,384 or 0.39% of net assets.
ADR:   American Depositary Receipt.
Bhd:   Berhad
GDR:   Global Depositary Receipt.

                 See accompanying notes to financial statements.

UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND

Over the six months ended June 30, 2004, UBS U.S. Cash Management Prime Relationship Fund (the "Fund") returned 0.54%. Over the same period, the Fund's benchmark, the Citigroup 1-Month Treasury Bill Rate, returned 0.45%.

STRATEGIC POSITIONING IN A LOW YIELD ENVIRONMENT

Despite increasing signs that the economic rebound was taking hold, the Federal Reserve Board (the "Fed") maintained its accommodative monetary policy for much of the period. As late as the end of March 2004, many market participants believed that the Fed would hold rates steady until after the November presidential election or until early 2005. However, this abruptly changed given the improvements in the labor market. Following the March employment report showing that 308,000 new jobs were created, the Fed began to lay the groundwork for higher rates. After several months of investor speculation, the Fed raised the federal funds rate (the rate that banks charge one another for funds they borrow on an overnight basis) from 1.00% to 1.25% on June 30, 2004. This marked the first such increase in four years.

Throughout much of the reporting period, we employed a "barbell" strategy, whereby we purchased securities at both ends of the maturity spectrum. Our longer-term securities--with maturities up to one year--were used to lock in higher yields during periods when interest rates fell, while our shorter-term securities--with maturities of one month or less--provided liquidity. This strategy was beneficial because it allowed us to generate incremental yield compared with a more "laddered" approach, wherein a portfolio is spread out among all maturity levels. In terms of security selection, we maintained our strategy of emphasizing quality and liquidity. This involved concentrating a large portion of the Fund's holdings in commercial paper, which, in the healthier credit environment that characterized much of the period, offered a yield advantage. We held positions in other sectors, including US government agency obligations, certificates of deposit and other short-term corporate obligations, which helped maintain the Fund's overall level of diversification.

LOOKING AHEAD

Deflationary pressures appear to have abated, and inflation has become a concern for many market participants. Core inflation (excluding food and energy) has risen in recent months. At the same time, high oil prices are starting to work their way through the economy and companies may pass these incremental costs along to consumers.

At this point, we expect the Fed to continue raising interest rates in the months to come. The futures markets forecast that the federal funds rate will rise to 4.00% by the end of 2005, an increase of 2.50% from its current level. In anticipation of the higher interest rate environment, we have let the portfolio's weighted average maturity drift shorter in order to position the Fund to potentially take advantage of higher yields. Maintaining a high-quality portfolio will also be of paramount importance, and we anticipate continuing our strategy of focusing a large portion of the Fund's portfolio to US government securities.

UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2004 (Unaudited)

                                                                   SHARES           VALUE
                                                                -------------   --------------
SHORT-TERM INVESTMENT -- 100.01%
UBS Supplementary Trust U.S. Cash
  Management Prime Fund
  yield of 1.05%                                                222,719,036     $  222,719,036
                                                                                --------------
Total Investments -- 100.01%
  (Cost $222,719,036)                                                              222,719,036
Liabilities, in excess of cash
  and other assets -- (0.01)%                                                          (21,460)
                                                                                --------------
Net Assets -- 100.00%                                                           $  222,697,576
                                                                                ==============

                 See accompanying notes to financial statements.

UBS U.S. BOND RELATIONSHIP FUND

Over the six months ended June 30, 2004, UBS U.S. Bond Relationship Fund (the "Fund") returned 0.45%, outperforming the 0.15% return of its benchmark, the Lehman Brothers U.S. Aggregate Bond Index (the "Index"). Since inception on April 28, 2000 through period end, the Fund returned 7.90% on an annualized basis, slightly outperforming with a 7.76% annualized return for the Index. (Returns for the share classes over various time periods are shown on page 45; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund's outperformance relative to its benchmark was primarily a function of our duration management and sector allocation.

DEFENSIVE POSTURE PROTECTED FUND IN A WEAKENING MARKET

Defying expectations, the US bond market continued to post gains in the first half of the review period. Lingering doubts over the economy, combined with indications that the Federal Reserve Board would delay raising short-term rates, pushed 10-year US Treasury yields down to levels not seen since the summer of 2003. This rally came to an abrupt halt in the second half of the period, however, when rising employment figures, increasing fears over rising inflation, anticipated interest rate hikes, and speculation that the Bank of Japan would slow its purchase of US Treasuries, together resulted in a quick rise in yields and a significant decline in bond prices.

The research and analysis conducted by the sector specialists and fixed income strategists who make up the Fund's portfolio management team indicated that the economic recovery was stronger than what was generally perceived by the market. Acting on this insight, we actively managed the Fund's duration (duration is a measure of a portfolio's sensitivity to interest rates), keeping it below that of the Index. This strategy contributed to the Fund's relative return over the period.

The Fund also benefited from a "barbell" strategy that we adopted in 2003. (Barbell strategies overweight securities at both ends of the maturity spectrum.) When we last reported to you, we explained that we were anticipating a scenario in which we believed that the then-steep yield curve would likely return to a more normal shape. Our expectation was that interest rates would rise, causing yields on shorter and intermediate maturities to move higher and at a faster rate than longer-dated maturities, resulting in a flatter yield curve. This was exactly what we saw starting in April 2004, when the yield on the two-year US Treasury bond rose 111 basis points (or bps; a basis point is 1/100th of a percentage point), and the yield on the 30-year bond rose 52 bps.

While the Fund was underweight corporate bonds in general, our exposure to BBB-rated corporate bonds, where we were finding better value, was greater than that of the Index. In particular, we held overweights to Ford and General Motors, which, through our bottom-up, fundamental investment process, we identified as being priced below what we perceived were their intrinsic, or true, values. Both issuers are benefiting from a stronger economy, diversified revenue base and stronger margins from their main operations and subsidiaries.

On a sector level, the Fund's relative performance was aided by our overweight in asset-backed bonds. The Fund also saw contributions from its longer duration commercial mortgage-backed securities. We underweighted residential mortgages during this period, as our valuation assessments, combined with our bottom-up research, found these securities expensive given market conditions.

LOOKING AHEAD

By period-end, we had moved our duration strategy back to neutral. We believe the Federal Reserve will continue with a measured rate of increase, which we believe has already been largely priced into the market. We expect to continue to seek investment opportunities related to duration management. In the current environment, we favor asset-backed and commercial mortgage-backed securities over more expensively valued corporate bonds.

As always, we believe that our bottom-up fundamental process, whereby we seek to identify price to intrinsic value opportunities, and our adherence to our institutional-quality investment discipline--to help manage risk and provide broad portfolio diversification across sectors, issuers and maturities--will continue to add value within the Fund's portfolio.

TOTAL RETURN (UNAUDITED)

                                                   6 MONTHS     1 YEAR     3 YEARS    ANNUALIZED
                                                     ENDED       ENDED      ENDED     4/28/00* TO
                                                    6/30/04     6/30/04    6/30/04      6/30/04
-------------------------------------------------------------------------------------------------
UBS U.S. BOND RELATIONSHIP FUND                      0.45%        1.08%      6.87%      7.90%
Lehman Brothers U.S. Aggregate Bond Index            0.15         0.32       6.36       7.76

*    PERFORMANCE INCEPTION DATE OF UBS U.S. BOND RELATIONSHIP FUND.
     ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
     TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

TOP TEN U.S. BOND HOLDINGS

AS OF JUNE 30, 2004 (UNAUDITED)

                                                            PERCENTAGE OF
                                                              NET ASSETS
-------------------------------------------------------------------------
U.S. Treasury Note,                                              10.3%
   4.250%, due 08/15/13
U.S. Treasury Bond,
   6.250%, due 08/15/23                                           4.4
Federal Home Loan Mortgage Corp., Gold,
   6.500%, due 11/01/32                                           4.1
Federal National Mortgage Association,
   5.500%, due 02/01/18                                           2.5
Federal Home Loan Mortgage Corp., Gold,
   6.500%, due 08/15/34                                           2.5
Federal Home Loan Mortgage Corp.,
   5.000%, due 01/30/14                                           1.9
C.S. First Boston Mortgage Securities Corp.,
   03-8, Class 5A1
   6.500%, due 04/25/33                                           1.9
Federal National Mortgage Association,
   2.625%, due 01/19/07                                           1.8
Federal Home Loan Mortgage Corp.,
   2532, Class PD
   5.500%, due 06/15/26                                           1.7
U.S. Treasury Bond,
   6.250%, due 05/15/30                                           1.7
-------------------------------------------------------------------------
Total                                                            32.8%

INDUSTRY DIVERSIFICATION
AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2004 (UNAUDITED)

U.S. Bonds
U.S. Corporate Bonds
   Aerospace & Defense                                           0.12%
   Automobiles                                                   0.75
   Beverages                                                     0.22
   Capital Markets                                               1.03
   Chemicals                                                     0.49
   Commercial Banks                                              1.15
   Commercial Services & Supplies                                0.18
   Communications Equipment                                      0.10
   Consumer Finance                                              2.44
   Diversified Financial Services                                2.12
   Diversified Telecommunication Services                        0.62
   Electric Utilities                                            1.19
   Energy Equipment & Services                                   0.12
   Food & Staples Retailing                                      0.23
   Food Products                                                 0.43
   Gas Utilities                                                 0.12
   Hotel, Restaurants & Leisure                                  0.09
   Household Durables                                            0.09
   Insurance                                                     0.36
   IT Services                                                   0.27
   Machinery                                                     0.09
   Media                                                         1.02
   Metals & Mining                                               0.12
   Multi-Utilities & Unregulated Power                           0.29
   Multiline Retail                                              0.15
   Oil & Gas                                                     0.65
   Paper & Forest Products                                       0.21
   Personal Products                                             0.19
   Pharmaceuticals                                               0.24
   Real Estate                                                   0.33
   Road & Rail                                                   0.52
   Steel                                                         0.32
   Telecommunications Services                                   0.29
   Thrifts & Mortgage Finance                                    0.47
   Tobacco                                                       0.33
   Wireless Telecommunications                                   0.12
                                                               ------
        Total U.S. Corporate Bonds                              17.46
Asset-Backed Securities                                          5.94
Commercial Mortgage-Backed Obligations                          11.20
Mortgage & Agency Debt Securities                               43.06
U.S. Government Obligations                                     19.32
                                                               ------
        Total U.S. Bonds                                        96.98
International Corporate Bonds                                    1.21
Sovereign/Supranational Bond                                     0.10
                                                               ------
        Total International Bonds                                1.31
        Total Bonds                                             98.29
SHORT-TERM INVESTMENT                                            1.67
                                                               ------
   TOTAL INVESTMENTS                                            99.96
CASH AND OTHER ASSETS, LESS LIABILITIES                          0.04
                                                               ------
NET ASSETS                                                     100.00%
                                                               ======

UBS U.S. BOND RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

                                                                    FACE
                                                                   AMOUNT           VALUE
                                                               --------------   --------------
BONDS -- 98.29%
U.S. BONDS -- 96.98%
U.S. CORPORATE BONDS -- 17.46%
Alcoa, Inc.
  6.000%, due 01/15/12                                         $       75,000   $       79,301
Altria Group, Inc.
  7.750%, due 01/15/27                                                 55,000           56,236
Apache Corp.
  6.250%, due 04/15/12                                                 40,000           43,500
AT&T Corp.
  8.000%, due 11/15/31                                                 90,000           87,850
AT&T Wireless Services, Inc.
  8.750%, due 03/01/31                                                 65,000           79,246
Avalonbay Communities, Inc.
  7.500%, due 08/01/09                                                 80,000           89,752
Avon Products, Inc. +
  7.150%, due 11/15/09                                                110,000          123,642
Bank of America Corp.
  7.400%, due 01/15/11                                                240,000          271,996
Bank One Corp.
  7.875%, due 08/01/10                                                100,000          115,666
Boeing Capital Corp.
  7.375%, due 09/27/10                                                 55,000           62,191
Bombardier Capital, Inc., 144A
  6.125%, due 06/29/06                                                185,000          183,104
Bristol-Myers Squibb Co.
  5.750%, due 10/01/11                                                 80,000           83,359
Burlington Northern Santa Fe Corp.
  7.082%, due 05/13/29                                                 60,000           65,130
C.S. First Boston USA, Inc.
  3.875%, due 01/15/09                                                 60,000           58,513
  6.500%, due 01/15/12                                                135,000          145,070
Caterpillar, Inc.
  6.550%, due 05/01/11                                                 50,000           55,334
Cendant Corp.
  6.250%, due 01/15/08                                                 55,000           58,653
Centex Corp.
  9.750%, due 06/15/05                                                 55,000           58,279
Citigroup, Inc.
  7.250%, due 10/01/10                                                270,000          304,075
Citizens Communications Co.
  9.250%, due 05/15/11                                                140,000          146,327
Comcast Cable Communications, Inc.
  6.750%, due 01/30/11                                                235,000          253,584
Commonwealth Edison Co.
  6.150%, due 03/15/12                                                 75,000           80,114
Computer Sciences Corp.
  3.500%, due 04/15/08                                                 65,000           63,753
ConAgra Foods, Inc.
  6.750%, due 09/15/11                                                 80,000           87,656
ConocoPhillips
  8.750%, due 05/25/10                                                 85,000          102,735
Consolidated Edison, Inc., Series B
  7.500%, due 09/01/10                                                 55,000           62,926
Countrywide Home Loans, Inc.
  3.250%, due 05/21/08                                                 65,000           62,527
DaimlerChrysler NA Holding Corp.
  4.050%, due 06/04/08                                                295,000          289,255
Devon Financing Corp., ULC
  6.875%, due 09/30/11                                                 80,000           87,093
Dominion Resources, Inc., Class B
  7.625%, due 07/15/05                                                 85,000           89,292
Duke Energy Field Services, LLC
  7.875%, due 08/16/10                                         $      120,000   $      136,760
EOP Operating LP
  7.250%, due 06/15/28                                                115,000          119,127
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11                                                 40,000           46,514
First Data Corp.
  5.625%, due 11/01/11                                                105,000          109,556
FirstEnergy Corp., Series B
  6.450%, due 11/15/11                                                 75,000           77,757
FleetBoston Financial Corp.
  7.375%, due 12/01/09                                                 55,000           62,018
Ford Motor Co.
  7.450%, due 07/16/31                                                 95,000           90,556
Ford Motor Credit Co.
  5.800%, due 01/12/09                                                415,000          418,901
  7.375%, due 02/01/11                                                 90,000           94,929
FPL Group Capital, Inc.
  7.625%, due 09/15/06                                                 65,000           70,866
GATX Financial Corp.
  6.875%, due 11/01/04                                                 65,000           66,084
General Electric Capital Corp.
  6.000%, due 06/15/12                                                640,000          675,384
  6.750%, due 03/15/32                                                 95,000          102,126
General Motors Acceptance Corp.
  6.875%, due 09/15/11                                                125,000          128,162
  8.000%, due 11/01/31                                                135,000          138,319
General Motors Corp.
  8.375%, due 07/15/33                                                 90,000           95,264
Goldman Sachs Group, Inc.
  6.875%, due 01/15/11                                                255,000          279,932
Harrah's Operating Co., Inc.
  7.500%, due 01/15/09                                                 55,000           60,250
Hertz Corp.
  7.625%, due 08/15/07                                                 90,000           96,457
Household Finance Corp.
  6.750%, due 05/15/11                                                165,000          180,312
ICI Wilmington, Inc.
  4.375%, due 12/01/08                                                165,000          161,855
International Lease Finance Corp.
  3.500%, due 04/01/09                                                 65,000           61,808
International Paper Co.
  6.750%, due 09/01/11                                                 55,000           59,612
JPMorgan Chase & Co.
  6.750%, due 02/01/11                                                185,000          201,632
John Deere Capital Corp.
  7.000%, due 03/15/12                                                115,000          128,698
Kohl's Corp.
  7.250%, due 06/01/29                                                 30,000           33,434
Kraft Foods, Inc.
  5.625%, due 11/01/11                                                120,000          122,075
Kroger Co. +
  7.500%, due 04/01/31                                                 80,000           88,542
Lincoln National Corp.
  6.200%, due 12/15/11                                                 80,000           84,904
Marathon Oil Corp.
  6.125%, due 03/15/12                                                 60,000           63,307
Marsh & McClennan Cos., Inc.
  6.250%, due 03/15/12                                                 75,000           80,454
MBNA Capital, Series B +
  1.979%, due 02/01/27                                                 35,000           32,934

                                                                    FACE
                                                                   AMOUNT           VALUE
                                                               --------------   --------------
McKesson Corp., Inc.
  7.750%, due 02/01/12                                         $       50,000   $       56,941
MidAmerican Energy Co.
  5.125%, due 01/15/13                                                 40,000           39,749
Miller Brewing Co., 144A
  5.500%, due 08/15/13                                                 80,000           80,279
Morgan Stanley
  6.750%, due 04/15/11                                                345,000          378,075
Motorola, Inc.
  7.625%, due 11/15/10                                                 55,000           61,922
News America Holdings, Inc.
  7.125%, due 04/08/28                                                 50,000           53,168
Pepsi Bottling Holdings, Inc., 144A
  5.625%, due 02/17/09                                                 55,000           58,112
PP&L Capital Funding, Inc.
  7.750%, due 04/15/05                                                 80,000           82,913
PPL Capital Funding Trust I, 144A
  4.330%, due 03/01/09                                                 65,000           62,920
Praxair, Inc.
  6.375%, due 04/01/12                                                 85,000           92,433
Progress Energy, Inc.
  7.000%, due 10/30/31                                                 60,000           61,745
PSEG Power LLC
  7.750%, due 04/15/11                                                 45,000           50,964
Qwest Capital Funding, Inc.
  7.900%, due 08/15/10                                                210,000          185,850
Rohm & Haas Co.
  7.850%, due 07/15/29                                                 50,000           59,983
Safeway, Inc.
  6.500%, due 03/01/11                                                 55,000           58,276
Sempra Energy Corp.
  7.950%, due 03/01/10                                                 65,000           74,710
SLM Corp.
  5.625%, due 04/10/07                                                120,000          126,104
Southern Power Co., Series B
  6.250%, due 07/15/12                                                 75,000           78,772
Southwestern Electric Power, Series B
  4.500%, due 07/01/05                                                 50,000           50,924
Sprint Capital Corp.
  8.375%, due 03/15/12                                                 65,000           74,706
Target Corp.
  7.000%, due 07/15/31                                                 55,000           61,429
Time Warner, Inc.
  7.625%, due 04/15/31                                                160,000          173,143
Transocean Sedco Forex, Inc.
  6.625%, due 04/15/11                                                 70,000           76,382
Travelers Property Casualty Corp.
  5.000%, due 03/15/13                                                 65,000           62,960
U.S. Bank N.A., Minnesota
  6.375%, due 08/01/11                                                 70,000           75,618
Unilever Capital Corp.
  7.125%, due 11/01/10                                                 55,000           62,221
Union Pacific Corp.
  6.700%, due 12/01/06                                                115,000          123,419
United Technologies Corp.
  6.100%, due 05/15/12                                                 70,000           74,970
UST, Inc.
  6.625%, due 07/15/12                                                140,000          151,615
Valero Energy Corp.
  7.500%, due 04/15/32                                                110,000          122,361
Verizon New York, Inc., Series B
  7.375%, due 04/01/32                                                 80,000           84,205
Viacom, Inc.
  6.625%, due 05/15/11                                         $      105,000   $      114,238
Wachovia Bank N.A.
  7.800%, due 08/18/10                                                 75,000           86,668
Walt Disney Co. (The)
  6.375%, due 03/01/12                                                 55,000           59,017
Washington Mutual, Inc.
  5.625%, due 01/15/07                                                230,000          240,609
Wells Fargo Bank, N.A.
  6.450%, due 02/01/11                                                110,000          119,932
Weyerhaeuser Co.
  7.375%, due 03/15/32                                                 70,000           76,120
Wyeth
  5.250%, due 03/15/13                                                 75,000           72,383
                                                                                --------------
Total U.S. Corporate Bonds                                                          11,140,524
                                                                                --------------
ASSET-BACKED SECURITIES -- 5.94%
Americredit Automobile Receivables Trust,
  03-AM, Class A2B +
  1.630%, due 10/06/06                                                112,652          112,666
Boston Edison Co., 99-1, Class A5
  7.030%, due 03/15/12                                                290,000          322,960
Capital One Multi-Asset Execution Trust,
  03-A1, Class A1 +
  1.629%, due 01/15/09                                                760,000          763,481
Conseco Finance Securitizations Corp.,
  00-1, Class A4
  7.620%, due 05/01/31                                                698,684          710,933
Conseco Finance Securitizations Corp.,
  00-B, Class AF4
  7.870%, due 02/15/31                                                  5,297            5,340
Conseco Finance Securitizations Corp.,
  01-3, Class A2
  5.160%, due 05/01/33                                                154,900          156,645
Countrywide Asset-Backed Certificates,
  03-SD3, Class A1, 144A +
  1.720%, due 12/25/32                                                169,663          170,344
Countrywide Asset-Backed Certificates,
  04-SD1, Class A1, 144A +
  1.640%, due 06/25/33                                                274,414          274,903
Greentree Financial Corp., 96-4, Class A6
  7.400%, due 06/15/27                                                367,894          390,641
Providian Gateway Master Trust,
  04-AA, Class D, 144A +
  3.089%, due 03/15/11                                                200,000          200,160
RAFC Asset-Backed Trust, 01-1, Class A3
  5.115%, due 01/25/15 (a)                                            379,866          386,197
Structured Asset Securities Corp.,
  03-AL2, Class A, 144A +
  3.356%, due 01/25/31                                                202,094          184,498
Vanderbilt Mortgage Finance, 00-B, Class 1A3
  8.255%, due 05/07/17                                                110,890          113,981
                                                                                --------------
Total Asset-Backed Securities                                                        3,792,749
                                                                                --------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 11.20%
Asset Securitization Corp.,+
  95-MD4, Class A3
  7.384%, due 08/13/29                                                850,000          932,929
Bear Stearns Commercial Mortgage Securities,
  00-WF2, Class A2
  7.320%, due 10/15/32                                                160,000          180,254

                                                                    FACE
                                                                   AMOUNT           VALUE
                                                               --------------   --------------
Commercial Mortgage Trust,
  01-FL5A, Class E, 144A+
  2.739%, due 11/15/13                                         $      115,000   $      115,326
Commercial Mortgage Trust,
  01-FL5A, Class F, 144A+
  2.197%, due 11/15/13                                                130,000          130,230
DLJ Commercial Mortgage Corp.,
  99-CG1, Class A1B+
  6.460%, due 03/10/32                                                340,000          367,111
DLJ Commercial Mortgage Corp.,
  99-CG3, Class A1B+
  7.340%, due 10/10/32                                                260,000          292,573
First Union Commercial Mortgage Securities,
  Inc. 97-C2, Class A3+
  6.650%, due 11/18/29                                                247,923          263,705
GMAC Commercial Mortgage Securities, Inc.,
  97-C2, Class A2+
  6.550%, due 04/16/29                                                254,668          256,935
Greenwich Capital Commercial Funding Corp.,
  03-FL1, Class A, 144A+
  1.681%, due 07/05/18                                                246,332          246,368
GS Mortgage Securities Corp., II,
  96-PL, Class A2+
  7.410%, due 02/15/27                                                  3,724            3,745
Heller Financial Commercial Mortgage Assets,
  99-PH1, Class A1
  6.500%, due 05/15/31                                                436,827          460,735
Host Marriott Pool Trust,
  99-HMTA, Class A, 144A+
  6.980%, due 08/03/15                                                209,833          224,200
Host Marriott Pool Trust,
  99-HMTA, Class C, 144A+
  7.730%, due 08/03/15                                                320,000          358,484
Host Marriott Pool Trust,
  99-HMTA, Class D, 144A+
  7.970%, due 08/03/15                                                200,000          222,961
Host Marriott Pool Trust,
  99-HMTA, Class E, 144A+
  8.070%, due 08/03/15                                                200,000          219,356
LB Commercial Conduit Mortgage Trust,
  99-C1, Class A1+
  6.410%, due 06/15/31                                                277,817          290,087
LB Commercial Conduit Mortgage Trust,
  99-C2, Class A2+
  7.325%, due 10/15/32                                                220,000          246,380
Merrill Lynch Mortgage Investors, Inc.,
  96-C2, Class A3+
  6.960%, due 11/21/28                                                307,383          325,114
Merrill Lynch Mortgage Investors, Inc.,
  97-C2, Class A2+
  6.540%, due 12/10/29                                                370,000          395,654
Morgan Stanley Capital I,
  96-WF1, Class A3, 144A+
  7.684%, due 11/15/28                                                216,536          223,974
Morgan Stanley Capital I,
  01-1QA, Class A2+
  5.330%, due 12/18/32                                                200,000          207,906
Morgan Stanley Dean Witter Capital I,
  00-LIF2, Class A1+
  6.960%, due 10/15/33                                                137,539          148,108
Nomura Asset Securities Corp.,
  95-MD3, Class A1B+
  8.150%, due 04/04/27                                         $      503,562   $      516,724
Salomon Brothers Mortgage Securities VII,
  00-C1, Class A2+
  7.520%, due 12/18/09                                                250,000          282,299
Strategic Hotel Capital, Inc.,
  03-1, Class D, 144A+
  2.389%, due 02/15/13                                                235,000          234,092
                                                                                --------------
Total Commercial Mortgage-Backed Securities                                          7,145,250
                                                                                --------------
MORTGAGE & AGENCY DEBT SECURITIES -- 43.06%
Citicorp Mortgage Securities, Inc.,
  94-3, Class A13
  6.500%, due 02/25/24                                                265,851          274,736
C.S. First Boston Mortgage Securities Corp.,
  01-26, Class 5A1
  7.430%, due 11/25/31                                                162,395          166,470
C.S. First Boston Mortgage Securities Corp.,
  02-10, Class 2A1
  7.500%, due 05/25/32                                                276,765          286,542
C.S. First Boston Mortgage Securities Corp.,
  03-8, Class 5A1
  6.500%, due 04/25/33                                              1,158,150        1,186,811
Federal Home Loan Mortgage Corp.
  2.875%, due 11/03/06                                                  5,000            4,947
  3.875%, due 01/12/09                                                785,000          771,702
  5.000%, due 01/30/14                                              1,260,000        1,219,546
  5.125%, due 07/15/12                                                665,000          671,935
Federal Home Loan Mortgage Corp.,
  1595, Class D
  7.000%, due 10/15/13                                                 81,648           85,720
Federal Home Loan Mortgage Corp.,
  2148, Class ZA
  6.000%, due 04/15/29                                                667,562          670,987
Federal Home Loan Mortgage Corp.,
  2532, Class PD
  5.500%, due 06/15/26                                              1,040,000        1,079,412
Federal Home Loan Mortgage Corp., Gold
  5.000%, due 11/01/07                                                 99,964          101,998
  5.500%, due 09/01/17                                                245,939          251,915
  5.500%, due 01/01/18                                                119,394          122,295
  5.500%, due 12/01/33                                                585,404          584,644
  6.000%, due 10/01/29                                                 85,454           87,708
  6.000%, due 12/01/30                                                515,194          528,151
  6.500%, due 04/01/29                                                 18,254           19,040
  6.500%, due 06/01/29                                                184,799          192,761
  6.500%, due 09/01/29                                                 48,744           50,844
  6.500%, due 03/01/32                                                 38,103           39,745
  6.500%, due 11/01/32                                              2,511,217        2,619,413
  6.500%, due 08/15/34                                              1,515,000        1,572,759
  7.500%, due 05/01/24                                                 17,592           19,024
  8.000%, due 09/01/25                                                  1,047            1,133
  8.000%, due 11/01/27                                                 28,831           31,186
Federal National Mortgage Association
  2.625%, due 01/19/07+                                             1,145,000        1,122,427
  3.376%, due 09/01/33+                                               137,687          137,778
  4.440%, due 06/01/33+                                               388,748          393,676
  4.585%, due 11/01/33+                                               885,317          890,717
  5.000%, due 03/01/34                                                625,507          604,951

                                                                    FACE
                                                                   AMOUNT           VALUE
                                                               --------------   --------------
  5.125%, due 01/02/14                                         $      335,000   $      326,010
  5.500%, due 01/01/09                                                 39,187           40,460
  5.500%, due 12/01/17                                                209,039          214,297
  5.500%, due 01/01/18                                                171,691          176,101
  5.500%, due 02/01/18                                              1,572,064        1,611,605
  5.500%, due 11/01/23                                                109,643          109,261
  5.500%, due 03/01/33                                                581,748          579,719
  6.000%, due 06/01/23                                                 17,809           18,374
  6.000%, due 03/01/28                                                 37,121           38,084
  6.000%, due 03/01/29                                                 48,500           49,574
  6.000%, due 05/01/29                                                 22,245           22,737
  6.000%, due 06/01/31                                                 90,746           92,755
  6.000%, due 06/01/33                                                236,646          241,885
  6.250%, due 02/01/11                                                685,000          735,444
  6.500%, due 08/01/16                                                522,592          552,290
  6.500%, due 08/01/28                                                 22,157           23,088
  6.500%, due 09/01/28                                                 12,290           12,806
  6.500%, due 06/01/29                                                500,361          521,374
  6.500%, due 05/01/30                                                222,499          231,843
  6.500%, due 10/01/30                                                194,514          202,683
  6.500%, due 11/01/31                                                 46,989           48,962
  6.500%, due 08/15/34                                                255,000          264,563
  7.000%, due 05/01/26                                                 24,970           26,354
  7.000%, due 11/01/31                                                 68,906           72,726
  7.000%, due 04/01/32                                                164,253          174,121
  7.000%, due 11/01/32                                                103,212          108,933
  7.000%, due 05/01/33                                                168,089          177,407
  7.500%, due 05/01/31                                                 43,287           46,336
  8.000%, due 11/01/22                                                  5,995            6,485
  8.000%, due 09/01/27                                                 14,407           15,584
Federal National Mortgage Association Grantor
  Trust, 00-T6, Class A1
  7.500%, due 06/25/30                                                315,926          338,534
Federal National Mortgage Association Grantor
  Trust, 01-T10, Class  A2
  7.500%, due 12/25/41                                                299,813          322,400
Federal National Mortgage Association Grantor
  Trust, 01-T5, Class A3
  7.500%, due 06/19/30                                                168,049          180,075
Federal National Mortgage Association
  Whole Loan, 95-W3, Class A
  9.000%, due 04/25/25                                                  4,895            5,389
Federal National Mortgage Association
  Whole Loan, 03-W11, Class A1
  5.308%, due 06/25/33                                                428,960          438,243
Federal National Mortgage Association
  Whole Loan, 03-W6, Class 6A
  4.501%, due 08/25/42                                                291,874          305,456
Federal National Mortgage Association, Strips
  9.500%, due 11/01/09                                                121,466          133,128
Government National Mortgage Association
  4.000%, due 12/20/29                                                272,050          273,535
  6.000%, due 12/20/28                                                351,125          360,649
  6.000%, due 01/15/29                                                 92,013           94,430
  6.000%, due 02/20/29                                                145,927          149,578
  6.000%, due 07/15/29                                                199,017          204,245
  6.000%, due 08/20/29                                                 40,853           41,875
  6.000%, due 09/20/29                                                 20,886           21,409
  6.500%, due 08/15/27                                                  2,834            2,965
  6.500%, due 01/15/29                                         $       11,687   $       12,226
  6.500%, due 05/15/29                                                 21,747           22,750
  6.500%, due 12/15/29                                                236,396          247,650
  6.500%, due 04/15/31                                                630,622          659,709
  7.000%, due 07/15/25                                                 18,894           20,177
  7.000%, due 04/15/26                                                 47,355           50,317
  7.000%, due 06/15/27                                                 80,477           85,510
  8.500%, due 12/15/17                                                 20,853           23,140
  9.500%, due 09/15/18                                                157,867          177,926
GS Mortgage Securities Corp.,
  01-2, Class A, 144A
  7.500%, due 06/19/32                                                 96,218          102,779
Impac Secured Assets Common Owner Trust,
  01-3, Class A2
  7.250%, due 04/25/31                                                 38,860           39,914
MLCC Mortgage Investors, Inc.,
  03-D, Class XA1 ++
  1.000%, due 08/25/28                                             10,251,621          162,184
Structured Adjustable Rate Mortgage Loan
  Trust, 04-3AC, Class A1
  4.940%, due 03/25/34                                                466,827          468,241
                                                                                --------------
Total Mortgage & Agency Debt Securities                                             27,477,268
                                                                                --------------
U.S. GOVERNMENT OBLIGATIONS -- 19.32%
U.S. Treasury Bonds
  6.250%, due 08/15/23                                              2,560,000        2,834,801
  6.250%, due 05/15/30                                                955,000        1,069,264
  8.750%, due 05/15/17                                                510,000          691,289
U.S. Treasury Notes
  1.625%, due 02/28/06                                                365,000          359,654
  1.875%, due 11/30/05                                                235,000          233,375
  4.250%, due 08/15/13                                              6,705,000        6,545,233
  5.375%, due 02/15/31                                                590,000          595,047
                                                                                --------------
Total U.S. Government Obligations                                                   12,328,663
                                                                                --------------
Total U.S. Bonds                                                                    61,884,454
                                                                                --------------
INTERNATIONAL BONDS -- 1.31%
INTERNATIONAL CORPORATE BONDS -- 1.21%
CANADA -- 0.22%
Burlington Resources Finance Co.
  6.680%, due 02/15/11                                                 70,000           76,526
Telus Corp.
  8.000%, due 06/01/11                                                 55,000           62,511
                                                                                --------------
                                                                                       139,037
                                                                                --------------
FRANCE -- 0.13%
France Telecom S.A.
  8.500%, due 03/01/31                                                 65,000           81,576
                                                                                --------------
LUXEMBOURG -- 0.13%
Telecom Italia Capital Corp., 144A
  5.250%, due 11/15/13                                                 90,000           87,106
                                                                                --------------
MEXICO -- 0.38%
United Mexican States
  8.125%, due 12/30/19                                                225,000          240,750
                                                                                --------------
UNITED KINGDOM -- 0.35%
Diageo Capital PLC
  3.375%, due 03/20/08                                                 65,000           63,656
HSBC Holdings PLC
  5.250%, due 12/12/12                                                 70,000           69,533

                                                                    FACE
                                                                   AMOUNT                VALUE
                                                               --------------   --------------
Royal Bank of Scotland +
  9.118%, due 03/31/10                                         $       75,000   $       90,375
                                                                                --------------
                                                                                       223,564
                                                                                --------------

Total International Corporate Bonds                                                    772,033
                                                                                --------------

SOVEREIGN/SUPRANATIONAL BOND -- 0.10%
Pemex Project Funding Master Trust
  8.000%, due 11/15/11                                                 60,000           64,950
                                                                                --------------

Total International Bonds                                                              836,983
                                                                                --------------
Total Bonds (Cost $62,821,047)                                                      62,721,437
                                                                                --------------

                                                                   SHARES
                                                               --------------
SHORT-TERM INVESTMENT -- 1.67%
UBS Supplementary Trust U.S. Cash
  Management Prime Fund,
  yield of 1.05%
  (Cost $1,067,010)                                                 1,067,010        1,067,010
                                                                                --------------
Total Investments -- 99.96%
  (Cost $63,888,057)                                                                63,788,447

Cash and other assets, less liabilities -- 0.04%                                        23,234
                                                                                --------------
Net Assets -- 100.00%                                                           $   63,811,681
                                                                                ==============

NOTES TO SCHEDULE OF INVESTMENTS

       Aggregate cost for federal income tax purposes was $63,888,057; and net unrealized depreciation consisted of:

            Gross unrealized appreciation                               $   606,964
            Gross unrealized depreciation                                  (706,574)
                                                                        -----------
              Net unrealized depreciation                               $   (99,610)
                                                                        ===========

(a) Step Bonds -- coupon rate increase in increments to maturity. Rate disclosed is as of June 30, 2004. Maturity date disclosed is the ultimate maturity date.
+      Variable rate security -- The rate disclosed is that in effect at June
       30, 2004.
++ Interest only security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the pincipal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
%      Represents a percentage of net assets.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004 the value of these securities amounted to $3,425,710 or 5.37% of net assets.

                 See accompanying notes to financial statements.

UBS HIGH YIELD RELATIONSHIP FUND

Over the six months ended June 30, 2004, UBS High Yield Relationship Fund (the "Fund") returned 2.58%, compared with the 1.33% return of its benchmark, the Merrill Lynch High Yield Cash Pay Index (the "Index"). Since inception on April 30, 1995 through period end, the Fund returned 5.98% on an annualized basis, compared with a 7.24% return for the Index. (Returns for the share classes over various time periods are shown on page 52; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund's strong performance over the review period was primarily attributable to strong security selection and prudent industry positioning.

RESEARCH IDENTIFIED AREAS OF ATTRACTIVE OPPORTUNITY

On the heels of impressive gains in 2003, the high yield market appeared poised to continue its ascent in 2004. However, while high yield bonds posted solid returns in the first quarter of 2004, they fell with the overall fixed income market in the second quarter. Increasing concerns over geopolitical tensions, rising oil prices and the Federal Reserve Board's rate hike prompted risk-averse investors to shun high yield, causing mutual fund investors to exit the market. Ironically, these large outflows came at a time when the market was benefiting from improving fundamentals, including lower default rates, a falling distress ratio, improvement in the ratio of downgrades to upgrades, operating improvements, higher recovery rates, and greater access to the capital markets.

Our positive outlook for the economy led us to overweight some cyclical sectors. This view, for example, led us to overweight the chemicals sector, thus positioning the Fund to benefit from that sector's recovery during the period. Chemicals had lagged the overall high yield market in 2003, but the sector launched a comeback, aided by the ongoing economic recovery and an increase in merger and acquisition activity.

The Fund also benefited from strong security selection in the Airlines sector, by overweighting bonds backed by aircraft of various airlines. Also helping performance was the Fund's overweight to, and strong security selection in, the forestry/paper and printing/publishing sectors.

Throughout the six-month period, the Fund also saw some benefits from its quality focus, which is represented by an overweight in B-rated bonds, at the expense of BB- and CCC-rated bonds. We continue to believe that as the economy strengthens, the B-rated sector should continue to provide stronger return performance.

LOOKING AHEAD

The US high yield market continues to benefit from the improved economic outlook, which should lead to lower default rates, more credit upgrades and positive earnings results. We also believe the market will be positively impacted by expected equity issuances from high yield issuers, and the increased merger and acquisition activity. However, we also believe that a lot of this positive news is already reflected in the market. As a result, we expect to see increased volatility, at least until the outlook for interest rates is further clarified.

Against this backdrop, we expect to continue to implement our research-driven investment process, drawing upon the extensive research and risk management capabilities available to us in order to identify securities through a bottom-up approach

TOTAL RETURN (UNAUDITED)

                                                            6 MONTHS     1 YEAR     3 YEARS    5 YEARS    ANNUALIZED
                                                             ENDED       ENDED       ENDED      ENDED     4/30/95* TO
                                                            6/30/04     6/30/04     6/30/04    6/30/04      6/30/04
---------------------------------------------------------------------------------------------------------------------
UBS HIGH YIELD RELATIONSHIP FUND                              2.58%       11.68%      7.93%      4.87%       5.98%
Merrill Lynch High Yield Cash Pay Index                       1.33         9.97       8.88       5.39        7.24

*  PERFORMANCE INCEPTION DATE OF UBS HIGH YIELD RELATIONSHIP FUND.
   ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
   TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

TOP TEN U.S. FIXED INCOME HOLDINGS

AS OF JUNE 30, 2004 (UNAUDITED)

                                                                PERCENTAGE OF
                                                                  NET ASSETS
-----------------------------------------------------------------------------
AES Corp.                                                             1.7%
  9.375%, due 09/15/10
Crown Cork & Seal Co., Inc.
  8.000%, due 04/15/23                                                1.4
Qwest Communications International, Inc., 144A
  7.250%, due 02/15/11                                                1.4
American Airlines, Inc.
  6.977%, due 05/23/21                                                1.2
Vertis, Inc., Series B
  10.875%, due 06/15/09                                               1.2
Von Hoffmann Corp.
  10.250%, due 03/15/09                                               1.1
Georgia-Pacific Corp.
  8.875%, due 05/15/31                                                1.1
Houghton Mifflin Co.
  8.250%, due 02/01/11                                                1.1
Owens-Brockway Glass Containers Corp.
  8.875%, due 02/15/09                                                1.1
Omnova Solutions, Inc.
  11.250%, due 06/01/10                                               1.0
-----------------------------------------------------------------------------
Total                                                                12.3%

INDUSTRY DIVERSIFICATION
AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2004 (UNAUDITED)

U.S. Corporate Bonds
   Aerospace & Defense                                               2.61%
   Airlines                                                          1.87
   Auto Components                                                   3.53
   Beverages                                                         0.90
   Building Products                                                 0.35
   Chemicals                                                         7.50
   Commercial Services & Supplies                                    4.17
   Containers & Packaging                                            7.29
   Distributors                                                      0.24
   Diversified Financial Services                                    2.72
   Electric Utilities                                                1.58
   Electronic Equipment & Instruments                                0.46
   Energy Equipment & Services                                       2.31
   Food & Staples Retailing                                          1.88
   Food Products                                                     4.77
   Forest Products                                                   0.87
   Health Care Equipment & Supplies                                  0.66
   Health Care Providers & Services                                  0.82
   Household Durables                                                1.04
   Household Products                                                0.77
   Industrial Conglomerates                                          0.36
   Machinery                                                         9.46
   Media                                                            11.61
   Metals & Mining                                                   1.20
   Multi-Utilities & Unregulated Power                               4.53
   Oil & Gas                                                         3.59
   Paper & Forest Products                                           2.57
   Real Estate                                                       0.46
   Road & Rail                                                       0.87
   Software                                                          1.76
   Specialty Retail                                                  1.19
   Steel                                                             0.30
   Telecommunications Services                                       4.48
   Textiles, Apparel & Luxury Goods                                  2.16
   Wireless Telecommunication Services                               4.45
                                                                   ------
      Total U.S. Corporate Bonds                                    95.33

U.S. Equities
   Media                                                             0.03
                                                                   ------
      Total U.S. Equities                                            0.03

SHORT-TERM INVESTMENT                                                2.22
                                                                   ------
   TOTAL INVESTMENTS                                                97.58
CASH AND OTHER ASSETS, LESS LIABILITIES                              2.42
                                                                   ------
NET ASSETS                                                         100.00%
                                                                   ======

UBS HIGH YIELD RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2004 (Unaudited)

                                                                    FACE
                                                                   AMOUNT           VALUE
                                                               --------------   --------------
BONDS -- 95.33%
U.S. CORPORATE BONDS -- 95.33%
ACC Escrow Corp.
  10.000%, due 08/01/11                                        $      700,000   $      603,750
Activant Solutions, Inc.
  10.500%, due 06/15/11                                               900,000          949,500
Advanced Accessory Systems LLC
  10.750%, due 06/15/11                                             1,000,000          970,000
Advanstar Communications, Inc.
  10.750%, due 08/15/10                                               700,000          774,375
Aearo Co., 144A
  8.250%, due 04/15/12                                              1,000,000        1,020,000
AES Corp.
  9.375%, due 09/15/10                                              1,860,000        1,983,225
AK Steel Corp.
  7.750%, due 06/15/12                                              1,250,000        1,128,125
Alliance Imaging, Inc.
  10.375%, due 04/15/11                                               900,000          942,750
American Airlines, Inc.+
  6.977%, due 05/23/21                                              1,533,159        1,364,746
  8.608%, due 10/01/12                                                400,000          363,771
American Color Graphics, Inc.
  10.000%, due 06/15/10                                               550,000          490,875
American Rock Salt Co. LLC, 144A
  9.500%, due 03/15/14                                              1,000,000        1,025,000
Amscan Holdings, Inc., 144A +
  8.750%, due 05/01/14                                                900,000          884,250
Anchor Glass Container Corp.
  11.000%, due 02/15/13                                               425,000          486,094
Armor Holdings, Inc.
  8.250%, due 08/15/13                                                850,000          909,500
B&G Foods, Inc., Series D
  9.625%, due 08/01/07                                                500,000          508,750
Bally Total Fitness Holding Corp.
  9.875%, due 10/15/07                                                275,000          228,250
  10.500%, due 07/15/11                                               675,000          634,500
BCP Caylux Holdings Luxembourg, 144A
  9.625%, due 06/15/14                                                350,000          362,688
BE Aerospace, Inc., Series B
  8.875%, due 05/01/11                                                900,000          837,000
Bear Island Paper Co., LLC, Series B
  10.000%, due 12/01/07                                               500,000          470,000
Berry Plastics Corp.
  10.750%, due 07/15/12                                               750,000          832,500
Blue Ridge Paper Products, Inc.
  9.500%, due 12/15/08                                                700,000          651,000
Buckeye Technologies, Inc.
  8.000%, due 10/15/10                                              1,125,000        1,032,187
Buffets, Inc.
  11.250%, due 07/15/10                                             1,000,000        1,045,000
Building Materials Corp. of America, Series B
  7.750%, due 07/15/05                                                400,000          402,000
Cadmus Communications Corp., 144A (a)
  8.375%, due 06/15/14                                                750,000          750,000
Calpine Canada Energy Finance Corp.
  8.500%, due 05/01/08                                                650,000          429,000
Calpine Corp.
  8.500%, due 02/15/11                                              1,000,000          652,500
Celestica, Inc.
  7.875%, due 07/01/11                                                525,000          535,500
Cellu Tissue Holdings, Inc., 144A
  9.750%, due 03/15/10                                              1,000,000          960,000
Centennial Cellular Operating Co.
  10.125%, due 06/15/13                                        $      750,000   $      774,375
Charter Communications Holdings
  10.000%, due 05/15/11                                             1,300,000        1,030,250
Charter Communications
  Operating LLC, 144A
  8.000%, due 04/30/12                                                500,000          483,750
  8.375%, due 04/30/14                                                300,000          290,250
CHC Helicopter Corp., 144A
  7.375%, due 05/01/14                                                500,000          491,250
Chesapeake Energy Corp., 144A
  7.500%, due 06/15/14                                                750,000          772,500
Chukchansi Economic
  Development Authority, 144A
  14.500%, due 06/15/09                                               550,000          682,000
Cincinnati Bell, Inc.
  8.375%, due 01/15/14                                                850,000          756,500
Coinstar International, Inc.
  11.000%, due 12/01/12                                               600,000          561,000
Collins & Aikman Products Corp.
  10.750%, due 12/31/11                                               750,000          753,750
  11.500%, due 04/15/06                                               700,000          689,500
Comstock Resources, Inc.
  6.875%, due 03/01/12                                                800,000          760,000
Continental Airlines, Inc., +
  7.461%, due 04/01/15                                                468,104          435,669
Couche-Tard U.S. Finance Corp.
  7.500%, due 12/15/13                                                550,000          550,000
Crown Castle International Corp.
  9.375%, due 08/01/11                                                550,000          605,000
Crown Cork & Seal Co., Inc.
  8.000%, due 04/15/23                                              1,900,000        1,653,000
CSC Holdings, Inc.
  6.750%, due 04/15/12, 144A                                        1,100,000        1,056,000
  7.875%, due 12/15/07                                                750,000          780,000
CSC Holdings, Inc., Series B
  7.625%, due 04/01/11                                                450,000          451,125
Da-Lite Screen Co., Inc., 144A
  9.500%, due 05/15/11                                              1,000,000        1,040,000
Delco Remy International, Inc., 144A
  9.375%, due 04/15/12                                                950,000          923,875
Dobson Communications Corp.
  8.875%, due 10/01/13                                                550,000          418,000
  10.875%, due 07/01/10                                               625,000          537,500
DRS Technologies, Inc.
  6.875%, due 11/01/13                                                750,000          731,250
Dura Operating Corp., Series D
  9.000%, due 05/01/09                                                750,000          735,000
Dynegy Holdings, Inc.
  6.875%, due 04/01/11                                              1,000,000          861,250
Edison Mission Energy Corp.
  10.000%, due 08/15/08                                             1,000,000        1,067,500
El Pollo Loco, Inc., 144A
  9.250%, due 12/15/09                                              1,000,000        1,010,000
Energy Partners Ltd.
  8.750%, due 08/01/10                                                575,000          600,875
Equinox Holdings, Inc., 144A
  9.000%, due 12/15/09                                                950,000          945,250
Equistar Chemicals LP
  10.625%, due 05/01/11                                               500,000          555,000

                                                                    FACE
                                                                   AMOUNT           VALUE
                                                               --------------   --------------
FastenTech, Inc., 144A
  11.500%, due 05/01/11                                        $      550,000   $      609,125
Fedders North America, 144A
  9.875%, due 03/01/14                                                400,000          366,000
Felcor Lodging LP
  8.500%, due 06/01/11                                                520,000          536,900
Georgia-Pacific Corp.
  8.875%, due 05/15/31                                              1,200,000        1,281,000
Giant Industries, Inc.
  11.000%, due 05/15/12                                               744,000          829,560
Granite Broadcasting Corp., 144A
  9.750%, due 12/01/10                                              1,100,000        1,023,000
Herbst Gaming, Inc., 144A
  8.125%, due 06/01/12                                                550,000          557,561
Hollinger International Publishing Corp.
  9.000%, due 12/15/10                                                450,000          519,750
Houghton Mifflin Co
  8.250%, due 02/01/11                                              1,250,000        1,250,000
IMC Global, Inc.
  10.875%, due 08/01/13                                               575,000          685,680
Ingles Markets, Inc.
  8.875%, due 12/01/11                                              1,000,000        1,027,500
Insight Communications Co., Inc. (b)
  12.250%, due 02/15/11                                               800,000          720,000
Interface, Inc.
  10.375%, due 02/01/10                                               750,000          836,250
Invensys PLC, 144A
  9.875%, due 03/15/11                                                450,000          447,750
IPC Acquisition Corp.
  11.500%, due 12/15/09                                             1,000,000        1,080,000
Jacobs Entertainment Co.
  11.875%, due 02/01/09                                               700,000          780,500
Jafra Cosmetics International, Inc.
  10.750%, due 05/15/11                                               250,000          278,750
Kansas City Southern Railway Co.
  7.500%, due 06/15/09                                              1,000,000        1,000,000
Land O Lakes, Inc.
  8.750%, due 11/15/11                                                750,000          690,000
Le-Natures, Inc., 144A
  9.000%, due 06/15/13                                              1,000,000        1,035,000
Levi Strauss & Co.
  12.250%, due 12/15/12                                               950,000          935,750
MAAX Corp., 144A
  9.750%, due 06/15/12                                                400,000          412,000
Majestic Star Casino LLC
  9.500%, due 10/15/10                                                475,000          477,375
Massey Energy Co.
  6.950%, due 03/01/07                                                250,000          256,875
MCI, Inc.+
  5.908%, due 05/01/07                                                554,270          537,642
  6.688%, due 05/01/09                                                379,270          350,825
  7.735%, due 05/01/14                                                325,089          290,955
Mediacom LLC
  9.500%, due 01/15/13                                              1,000,000          965,000
Merisant Co., 144A
  9.500%, due 07/15/13                                                650,000          692,250
Methanex Corp.
  8.750%, due 08/15/12                                                500,000          562,500
Midwest Generation LLC, 144A
  8.750%, due 05/01/34                                         $      750,000   $      757,500
Millar Western Forest Products Ltd.,
  7.750%, due 11/15/13                                              1,000,000        1,005,000
Millennium America, Inc.
  9.250%, due 06/15/08                                                500,000          537,500
Mirant Americas Generation, Inc.
  7.625%, due 05/01/06                                                675,000          511,313
Mothers Work, Inc.
  11.250%, due 08/01/10                                               450,000          457,875
MTR Gaming Group, Inc.
  9.750%, due 04/01/10                                                425,000          456,875
Nexstar Finance Holdings, Inc., LLC, (b)
  11.375%, due 04/01/13                                             1,000,000          715,000
Nexstar Finance, Inc., LLC
  7.000%, due 01/15/14                                                825,000          779,625
Omnova Solutions, Inc.
  11.250%, due 06/01/10                                             1,050,000        1,144,500
Owens-Brockway Glass Containers Corp.
  8.250%, due 05/15/13                                                300,000          309,750
  8.875%, due 02/15/09                                              1,150,000        1,242,000
Pantry, Inc.
  7.750%, due 02/15/14                                                450,000          438,750
Parker Drilling Corp.
  9.625%, due 10/01/13                                              1,100,000        1,141,250
Pathmark Stores, Inc.
  8.750%, due 02/01/12                                                700,000          700,000
Perry Ellis International, Inc.,
  Series B
  9.500%, due 03/15/09                                                750,000          806,250
Petroleum Geo-Services ASA
  10.000%, due 11/05/10                                             1,000,000        1,035,000
Phosphate Resource Partners LP
  7.000%, due 02/15/08                                                500,000          512,500
Pinnacle Foods Holding Corp., 144A
  8.250%, due 12/01/13                                              1,000,000          965,000
Pliant Corp.
  11.125%, due 09/01/09                                               625,000          668,750
Port Townsend Paper Corp., 144A
  11.000%, due 04/15/11                                               800,000          808,000
Pride International, Inc., 144A
  7.375%, due 07/15/14                                                430,000          434,300
Qwest Communications International,
  Inc., 144A
  7.250%, due 02/15/11                                              1,700,000        1,585,250
Reliant Energy, Inc.
  9.250%, due 07/15/10                                                750,000          800,625
Rhodia S.A., 144A
  8.875%, due 06/01/11                                              1,000,000          845,000
  10.250%, due 06/01/10                                               500,000          505,000
River Rock Entertainment Authority Corp.
  9.750%, due 11/01/11                                                700,000          763,000
Riverside Forest Products Corp., 144A
  7.875%, due 03/01/14                                                900,000          918,000
Rockwood Specialties Group, Inc.
  10.625%, due 05/15/11                                               700,000          745,500
SBA Communications Corp.
  10.250%, due 02/01/09                                               825,000          845,625
Sbarro, Inc.
  11.000%, due 09/15/09                                               500,000          437,500

                                                                    FACE
                                                                   AMOUNT           VALUE
                                                               --------------   --------------
Seagate Technology HDD Holdings
  8.000%, due 05/15/09                                         $      650,000   $      679,250
Seminis Vegetable Seeds, Inc.
  10.250%, due 10/01/13                                               750,000          815,625
Seneca Gaming Corp., 144A
  7.250%, due 05/01/12                                                750,000          749,062
Sequa Corp.
  9.000%, due 08/01/09                                                500,000          531,250
Sheridan Acquisition Corp., 144A
  10.250%, due 08/15/11                                               750,000          789,375
Sheridan Group, Inc., 144A
  10.250%, due 08/15/11                                               450,000          473,625
Solo Cup Co., 144A
  8.500%, due 02/15/14                                              1,000,000          930,000
Stena AB
  7.500%, due 11/01/13                                                600,000          593,250
Tekni-plex, Inc.
  12.750%, due 06/15/10                                               950,000          912,000
Tembec Industries, Inc.
  8.500%, due 02/01/11                                                800,000          808,000
Terra Capital, Inc.
  11.500%, due 06/01/10                                               700,000          766,500
  12.875%, due 10/15/08                                               500,000          595,000
Tommy Hilfiger USA, Inc.
  6.850%, due 06/01/08                                                750,000          750,937
Town Sports International, Inc.,
  9.625%, due 04/15/11                                                750,000          720,000
Triton PCS, Inc.
  9.375%, due 02/01/11                                              1,000,000          855,000
Universal Hospital Services, Inc.
  10.125%, due 11/01/11                                               750,000          761,250
US Unwired, Inc., 144A
  10.000%, due 06/15/12                                               500,000          505,000
Vertis, Inc., Series B
  10.875%, due 06/15/09                                             1,250,000        1,343,750
Von Hoffmann Corp.
  10.250%, due 03/15/09                                             1,250,000        1,285,937
Warner Music Group, 144A
  7.375%, due 04/15/14                                              1,000,000          965,000
Westlake Chemical Corp.,
  8.750%, due 07/15/11                                                500,000          542,500
Wheeling Island Gaming, Inc.
  10.125%, due 12/15/09                                             1,000,000        1,060,000
Whiting Petroleum Corp., 144A
  7.250%, due 05/01/12                                                750,000          742,500
WRC Media, Inc.
  12.750%, due 11/15/09                                               825,000          751,781
                                                                                --------------
Total U.S. Bonds (Cost $110,046,232)                                               110,062,583
                                                                                --------------

                                                                   SHARES           VALUE
                                                               --------------   --------------
EQUITIES -- 0.03%
U.S. Equities -- 0.03%
Food Products -- 0.00%
Aurora Foods, Inc. (a)(c)(d)                                           16,453   $            0
                                                                                --------------
Media -- 0.03%
Pegasus Communications Corp. (c)                                        1,162           28,423
                                                                                --------------
Total U.S. Equities (Cost $150,572)                                                     28,423
                                                                                --------------
U.S. CONVERTIBLE PREFERRED -- 0.00%
Metals & Mining -- 0.00%
Weirton Steel Corp., Series C
  Convertible (Zero Coupon) (a)
  (Cost $1,289,328)                                                    18,450            3,136
                                                                                --------------

                                                                  WARRANTS
                                                               --------------
WARRANTS -- 0.00%
Dayton Superior Corp.,(a)(c), 144A,
  expires 06/15/09                                                      1,500               15
HF Holdings, Inc.,(a)(c)
  expires 9/27/09                                                       8,680               87
Pliant Corp., (a)(c), 144A,
  expires 06/01/10                                                      1,090               11
                                                                                --------------
Total Warrants (Cost $4,746,048)                                                           113
                                                                                --------------
Total Equities (Cost $6,185,948)                                                        31,672
                                                                                --------------

                                                                   SHARES
                                                               --------------
SHORT-TERM INVESTMENT -- 2.22%
UBS Supplementary Trust U.S. Cash
  Management Prime Fund,
  yield of 1.05%  (Cost $2,561,567)                                 2,561,567        2,561,567
                                                                                --------------
Total Investments -- 97.58%
  (Cost $118,793,747)                                                              112,655,822
Cash and other assets,
  less liabilities -- 2.42%                                                          2,795,112
                                                                                --------------
Net Assets -- 100.00%                                                           $  115,450,934
                                                                                ==============

NOTES TO SCHEDULE OF INVESTMENTS

       Aggregate cost for federal income tax purposes was $118,793,747; and net unrealized depreciation consisted of:

        Gross unrealized appreciation                  $    2,637,517
        Gross unrealized depreciation                      (8,775,442)
                                                       --------------
          Net unrealized depreciation                  $   (6,137,925)
                                                       ==============

(a) Security is illiquid. These securities amounted to $753,249 or 0.65% of net assets.
(b) Step Bonds -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2004. Maturity date disclosed is the ultimate maturity date.
(c)    Non-income producing security.
(d) Security is fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2004, the value of this security amounted to $0.00 or 0.00% of net assets.
+      Variable rate security -- The rate disclosed is that in effect at June
       30, 2004.
%      Represents a percentage of net assets.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the value of these securities amounted to $29,812,137 or 25.82% of net assets.

                 See accompanying notes to financial statements.

UBS EMERGING MARKETS DEBT RELATIONSHIP FUND

Over the six months ended June 30, 2004, UBS Emerging Markets Debt Relationship Fund (the "Fund") declined 0.73%, limiting losses compared with the decline of 2.27% for its benchmark, the Emerging Markets Debt Benchmark (the "Index").* Since inception on June 30, 1995 through period end, the Fund returned 17.62% on an annualized basis, outperforming the 13.91% annualized return for the Index. (Returns for the share classes over various time periods are shown on page 59; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

Despite a strong start, numerous factors ultimately caused emerging markets debt
(EMD) prices to fall sharply over the period. Nonetheless, the Fund was still able to deliver better relative performance than the Index in this challenging environment, primarily due to its positioning in Brazil and its overweight position in Colombia.

RELATIVE PERFORMANCE HELPED BY ON-SITE RESEARCH AND ACTIVE MANAGEMENT

After generating strong performance in 2003--aided by global economic growth, high commodity and oil prices, low interest rates and increased demand from investors seeking to generate incremental yields--EMD generated solid results through the first few months of 2004. However, as the reporting period progressed, the market's positive fundamentals were overshadowed by the growing prospect for higher interest rates in the US. Investors became concerned that higher rates would temper investor demand, and thus cause prices to fall. In this challenging environment, the Fund relied on UBS Global Asset Management's global network of research analysts--who seek to uncover opportunities through an approach that combines fundamental research with the extensive use of sophisticated risk management tools--to help identify country and security opportunities.

On a country level, our active management of the Fund's holdings in Brazil aided relative performance. After President Lula's election in 2002, Brazil was the main driver of EMD's rising returns. We benefited from our holdings in Brazil in 2003, but decided to take profits and reduce our exposure in mid-January 2004, shifting to an underweight relative to the Index. It appeared that many investors felt economic growth in Brazil would continue at its then-current pace, but our on-site analysis concluded that future gains were already reflected in bond prices, leaving limited upside potential. Our underweight proved beneficial when Brazil's bonds subsequently declined. We then bought into this market weakness, increasing the Fund's exposure to an Index-like weight near the end of the period. We do not expect to increase our weighting further until we see the results of Brazil's October 2004 municipal elections.

Relative performance was also helped during the six-month period by our overweight in Colombia. We increased our exposure to Colombia at the end of 2003, believing the current government was capable of implementing necessary fiscal reform. Colombia bonds did, in fact, perform well for us. As the period wound down, we took profits and eliminated our overweight in this area, since we believe that Colombia has reached fair valuation.

The Fund's performance was hindered during the period by our somewhat cautious stance in several countries. For example, we were underweight Turkey, since our risk analysis showed that the potential reward for investing in this market did not justify the inherent risk. However, prices rose further on hopes that Turkey would join the European Economic Union (the "EEU"), and we did not fully participate. While we have increased the Fund's position in Turkey to approximately 5%, based on ongoing progress in the implementation of judicial reforms and encouraging statements from the EEU leaders, we remain underweight to the benchmark. An underweight position in Venezuela, due to ongoing political conflict, also hurt relative results.

LOOKING AHEAD

There are several factors that could support the EMD market in the second half of 2004.

The global economy continues to expand and commodity prices look strong. Conversely, it is widely expected that the US Federal Reserve Board will continue raising interest rates for the foreseeable future. While rising rates would ordinarily be considered a negative for EMD, we believe this upward rate trend has already been largely priced into the market. Based on this analysis, we have positioned the Fund neutral to the Index.

*AN UNMANAGED INDEX COMPILED BY THE ADVISOR CONSTRUCTED AS FOLLOWS: 100% J.P. MORGAN EMBI GLOBAL.

TOTAL RETURN (UNAUDITED)

                                                                6 MONTHS     1 YEAR        3 YEARS       5 YEARS      ANNUALIZED
                                                                 ENDED        ENDED          ENDED         ENDED      6/30/95* TO
                                                                6/30/04      6/30/04        6/30/04       6/30/04       6/30/04
---------------------------------------------------------------------------------------------------------------------------------
UBS Emerging Markets Debt Relationship Fund**                       -0.73%        5.95%        13.95%        16.68%        17.62%
UBS Emerging Markets Debt Relationship Fund(1)                      -1.22         5.42         13.76         16.56         17.55
Emerging Markets Debt Benchmark (2)                                 -2.27         4.66          9.99         13.15         13.91
JP Morgan EMBI Global                                               -2.27         4.66          9.99         13.15         13.91
JP Morgan EMBI+                                                     -2.82         4.78         10.37         13.33         14.01

*    PERFORMANCE INCEPTION DATE OF UBS EMERGING MARKETS DEBT RELATIONSHIP FUND.
** TOTAL RETURN BASED ON NAV - DOES NOT INCLUDE THE PAYMENT OF A 0.50% TRANSACTION CHARGE ON FUND SHARE PURCHASES.
(1) STANDARDIZED TOTAL RETURN - INCLUDES THE PAYMENT OF A 0.50% TRANSACTION CHARGE ON A FUND SHARE PURCHASED AFTER 12/31/95.
(2)  AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED AS FOLLOWS:
     INCEPTION 12/31/90 - 12/31/95: 100% J.P. MORGAN EMBI; 1/1/96 - 6/30/2000:
     100% J.P. MORGAN EMBI+; 7/1/2000 - CURRENT: 100% J.P. MORGAN EMBI GLOBAL. ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
     TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

TOP TEN FIXED INCOME HOLDINGS

AS OF JUNE 30, 2004 (UNAUDITED)

                                                               PERCENTAGE OF
                                                                 NET ASSETS
-----------------------------------------------------------------------------
Federal Republic of Brazil
2.125%, due 04/15/12                                                7.8%
Russian Federation
8.250%, due 03/31/10                                                7.4
Russian Federation
5.000%, due 03/31/30                                                4.8
Republic of Argentina
1.234%, due 08/03/12                                                3.8
United Mexican States
8.300%, due 08/15/31                                                3.7
Federal Republic of Brazil, C
8.000%, due 04/15/14                                                3.6
United Mexican States
5.875%, due 01/15/14                                                3.2
Republic of Colombia
9.750%, due 04/09/11                                                3.1
Petronas Capital Ltd.
7.875%, due 05/22/22                                                3.0
Federal Republic of Brazil, PAR
6.000%, due 04/15/24                                                2.9
-----------------------------------------------------------------------------
Total                                                              43.3%


INDUSTRY DIVERSIFICATION

AS A PERCENTAGE OF NET ASSETS
AS OF JUNE 30, 2004 (UNAUDITED)

INTERNATIONAL BONDS
   Chemicals                                                         1.27%
   Construction & Engineering                                        1.03
   Energy                                                            1.61
   Media                                                             0.19
   Oil & Gas                                                         7.18
   Foreign Government Bonds                                         82.79
                                                                   ------
      Total International Bonds                                     94.07
SHORT-TERM INVESTMENTS                                               5.77
                                                                   ------
TOTAL INVESTMENTS                                                   99.84
CASH AND OTHER ASSETS, LESS LIABILITIES                              0.16
                                                                   ------
NET ASSETS                                                         100.00%
                                                                   ======

UBS EMERGING MARKETS DEBT RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2004 (Unaudited)

                                                                    FACE
                                                                   AMOUNT           VALUE
                                                               --------------   --------------
INTERNATIONAL BONDS -- 94.07%
ALGERIA -- 1.29%
Republic of Algeria +
  1.985%, due 03/04/10                                         $    1,332,000   $    1,305,360
                                                                                --------------
ARGENTINA -- 5.78%
Republic of Argentina
  1.234%, due 08/03/12(a)+                                   DEM    5,830,000        3,888,610
  2.000%, due 04/15/07 (a)                                     $    3,770,000          659,750
  2.000%, due 09/01/49                                             17,500,000          568,750
  5.870%, due 03/31/23 (a)                                          1,186,197          732,417
                                                                                --------------
                                                                                     5,849,527
                                                                                --------------
BAHAMAS -- 1.03%
Odebrecht Overseas Ltd., 144A
  11.500%, due 02/25/09                                             1,060,000        1,041,450
                                                                                --------------
BRAZIL -- 21.23%
Braskem S.A., 144A
  12.500%, due 11/05/08                                             1,310,000        1,283,800
Federal Republic of Brazil
  2.125%, due 04/15/12+                                               875,297          737,438
  8.875%, due 04/15/24                                              2,202,000        1,783,620
  10.125%, due 05/15/27                                             1,490,000        1,314,925
  10.250%, due 01/11/06                                               200,000          214,800
  11.000%, due 08/17/40                                               360,000          336,960
  11.250%, due 07/26/07                                             1,200,000        1,287,000
Federal Republic of Brazil, C
  8.000%, due 04/15/14                                              3,999,151        3,664,222
Federal Republic of Brazil, DCB
  2.125%, due 04/15/12                                              9,430,610        7,945,289
Federal Republic of Brazil, PAR+
  6.000%, due 04/15/24                                              3,770,000        2,921,750
                                                                                --------------
                                                                                    21,489,804
                                                                                --------------
BULGARIA -- 3.33%
Republic of Bulgaria
  8.250%, due 01/15/15                                              1,910,000        2,222,762
Republic of Bulgaria FLIRB, Series A +
  2.000%, due 07/28/24                                              1,150,000        1,148,563
                                                                                --------------
                                                                                     3,371,325
                                                                                --------------
COLOMBIA -- 4.26%
Republic of Colombia
  9.750%, due 04/09/11                                              2,815,531        3,111,162
  10.375%, due 01/28/33                                               820,000          793,350
  11.750%, due 02/25/20                                               370,000          404,225
                                                                                --------------
                                                                                     4,308,737
                                                                                --------------
ECUADOR -- 1.65%
Republic of Ecuador (b)
  7.000%, due 08/15/30                                              2,445,000        1,674,825
                                                                                --------------
IVORY COAST -- 0.43%
Republic of Ivory Coast (a)
  2.000%, due 03/29/18                                              2,736,000          437,760
                                                                                --------------
LUXEMBOURG -- 2.27%
Gaz Capital S.A., 144A
  8.625%, due 04/28/34                                         $    2,360,000   $    2,298,050
                                                                                --------------
MALAYSIA -- 3.00%
Petronas Capital Ltd.
  7.875%, due 05/22/22                                              2,750,000        3,040,146
                                                                                --------------
MEXICO -- 13.33%
Conproca S.A. de C.V
  12.000%, due 06/16/10                                             1,322,000        1,632,670
Innova S. de R.L
  12.875%, due 04/01/07                                               188,907          191,268
Pemex Project Funding Master Trust
  9.125%, due 10/13/10                                                750,000          858,750
Petroleos Mexicanos
  9.250%, due 03/30/18                                                 10,000           11,150
  9.375%, due 12/02/08                                                930,000        1,065,315
United Mexican States
  5.875%, due 01/15/14                                              3,364,000        3,224,394
  7.500%, due 04/08/33                                              2,822,000        2,730,010
  8.300%, due 08/15/31                                              3,610,000        3,777,865
                                                                                --------------
                                                                                    13,491,422
                                                                                --------------
PERU -- 2.13%
Republic of Peru
  8.375%, due 05/03/16                                              1,150,000        1,060,875
  9.875%, due 02/06/15                                                290,000          302,325
Republic of Peru, FLIRB +
  4.500%, due 03/07/17                                                985,000          797,850
                                                                                --------------
                                                                                     2,161,050
                                                                                --------------
PHILIPPINES -- 3.45%
Republic of Philippines
  6.500%, due 12/01/17 (a)                                            320,000          288,000
  9.375%, due 01/18/17                                              2,200,000        2,213,750
  9.875%, due 01/15/19                                              1,000,000          995,000
                                                                                --------------
                                                                                     3,496,750
                                                                                --------------
POLAND -- 1.74%
Republic of Poland
  5.000%, due 10/24/13                                       PLN    3,600,000          828,516
  5.750%, due 06/24/08                                              3,680,000          936,161
                                                                                --------------
                                                                                     1,764,677
                                                                                --------------
ROMANIA -- 1.36%
Government of Romania
  8.500%, due 05/08/12                                       EUR      950,000        1,373,913
                                                                                --------------
RUSSIA -- 15.40%
Russian Federation
  5.000%, due 03/31/30 (b)                                     $    5,325,000        4,865,719
  8.250%, due 03/31/10                                              6,970,000        7,492,750
  10.000%, due 06/26/07                                             1,140,000        1,279,459
  12.750%, due 06/24/28                                             1,340,000        1,946,350
                                                                                --------------
                                                                                    15,584,278
                                                                                --------------

                                                                    FACE
                                                                   AMOUNT           VALUE
                                                               --------------   --------------
SERBIA -- 2.49%
Serbia NFA Loan
  8.400%, due 04/01/49(a)                                      $    3,710,000   $    2,522,800
                                                                                --------------
SOUTH AFRICA -- 1.77%
Republic of South Africa
  7.375%, due 04/25/12                                                556,000          603,260
  9.125%, due 05/19/09                                              1,020,000        1,184,475
                                                                                --------------
                                                                                     1,787,735
                                                                                --------------
TURKEY -- 5.17%
Republic of Turkey
  9.000%, due 06/30/11                                                970,000          972,425
  9.500%, due 01/15/14                                              1,740,000        1,757,400
  11.375%, due 11/27/06                                               480,000          528,000
  12.375%, due 06/15/09                                             1,730,000        1,976,525
                                                                                --------------
                                                                                     5,234,350
                                                                                --------------
URUGUAY -- 0.77%
Republic of Uruguay
  7.875%, due 01/15/33                                              1,232,844          782,856
                                                                                --------------
VENEZUELA -- 2.19%
Republic of Venezuela
  6.750%, due 03/31/20                                              2,500,000        2,212,500
                                                                                --------------
Total International Bonds
  (Cost $97,719,490)                                                                95,229,315
                                                                                --------------

                                                                   SHARES
                                                               --------------
SHORT-TERM INVESTMENTS -- 5.77%
OTHER -- 5.57%
UBS Supplementary Trust U.S. Cash
  Management Prime Fund,
  yield of 1.05%
  (Cost $5,639,324)                                                 5,639,324        5,639,324

                                                                    FACE
                                                                   AMOUNT
                                                               --------------
U.S. GOVERNMENT OBLIGATION -- 0.20%
U.S. Treasury Bill, yield of 1.00%
  due 08/05/04 (Cost $199,807) (c)                             $      200,000          199,791
                                                                                --------------
  Total Short-Term Investments
  (Cost $5,839,131)                                                                  5,839,115
                                                                                --------------

Total Investments -- 99.84%
  (Cost $103,558,621)                                                              101,068,430
Cash and other assets, less liabilities -- 0.16%                                       157,765
                                                                                --------------
Net Assets -- 100.00%                                                           $  101,226,195
                                                                                ==============

NOTES TO SCHEDULE OF INVESTMENTS

       Aggregate cost for federal income tax purposes was $103,558,621; and net unrealized depreciation consisted of:

        Gross unrealized appreciation                     $    1,329,525
        Gross unrealized depreciation                         (3,819,716)
                                                          --------------
          Net unrealized depreciation                     $   (2,490,191)
                                                          ==============

(a) Security is illiquid. These securities amounted to $8,529,337 or 8.43% of net assets.
(b) Step Bonds -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2004. Maturity date disclosed is the ultimate maturity date.
(c)    This security was pledged to cover margin requirements for futures contracts.
+      Variable rate security -- The rate disclosed is that in effect at June
       30, 2004.
%      Represents a percentage of net assets.
FLIRB: Front Loaded Interest Reduction Bond.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the value of these securities amounted to $4,623,300 or 4.57% of net assets.

FORWARD FOREIGN CURRENCY CONTRACTS
The UBS Emerging Markets Debt Relationship Fund had the following open forward foreign currency contracts as of June 30, 2004:

                                                                                                            UNREALIZED
                                                       CONTRACTS TO          IN                MATURITY    APPRECIATION/
                                                         DELIVER         EXCHANGE FOR            DATES     (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
Euro (EUR)                                                3,150,000    USD    3,734,325         08/06/04   $      (95,603)
Thailand Baht (THB)                                      27,000,000    USD      690,537         07/29/04           30,148
Thailand Baht (THB)                                      88,190,000    USD    2,150,976         07/29/04           (6,050)
United States Dollar (USD)                                2,945,283    THB  115,190,000         07/29/04         (127,868)
                                                                                                           --------------
    Total net unrealized depreciation on forward
      foreign currency contracts                                                                           $     (199,373)
                                                                                                           ==============

FUTURES CONTRACTS
UBS Emerging Markets Debt Relationship Fund had the following open futures contracts As of June 30, 2004:

                                                                                                                  UNREALIZED
                                                                  EXPIRATION         COST/         CURRENT      APPRECIATION/
                                                                     DATE          PROCEEDS         VALUE       (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTE FUTURES BUY CONTRACTS:
5 Year U.S. Treasury Note, 84 contracts                         September 2004   $  9,013,713   $  9,129,750         116,037
10 Year U.S. Treasury Note, 97 contracts                        September 2004     10,453,054     10,604,828         151,774
U.S. TREASURY NOTE FUTURES SALE CONTRACTS:
20 Year U.S. Long Bond (Chicago Board of Trade), 26 contracts   September 2004      2,669,193      2,765,750         (96,557)
                                                                                                                  ----------
    Total net unrealized appreciation on futures contracts                                                        $  171,254
                                                                                                                  ==========

The aggregate market value of investments pledged to cover margin requirements for the open futures contracts at June 30, 2004 was $199,791.

                 See accompanying notes to financial statements.

UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND

Over the six months ended June 30, 2004, UBS U.S. Securitized Mortgage Relationship Fund (the "Fund") returned 0.79%. Since inception on September 26, 2001 through period end, the Fund returned 4.89%. (Returns for the share classes and market index over various time periods are shown on page 64; please note that Fund returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of fund shares.)

STRATEGIC POSITIONING IN A DIFFICULT MARKET ENVIRONMENT

Despite increasing signs that economic recovery was taking hold, the Federal Reserve Board (the "Fed") maintained an accommodative monetary policy for much of the reporting period. It was not until after a particularly strong employment report in March that the Fed changed its stance, beginning to lay the groundwork for higher rates.

After months of investor speculation, the Fed raised the federal funds rate from 1.00% to 1.25% on June 30, 2004. This marked the first such increase in four years. As part of its announcement, the Fed also said that it would consider larger and more frequent rate hikes if needed to ward off inflation.

This rise in interest rates negatively affected the mortgage bond market, causing it to underperform similar duration Treasury bonds. Mortgage-backed securities (MBS) have prepayment risk, which means that, as interest rates rise, the incentive for homeowners to "call" the bonds (that is, refinance) decreases, and the effective duration of any outstanding MBS rises as a function of the rise in interest rates. This duration extension makes mortgage-oriented portfolios more sensitive to rising interest rates.

During the period, the Fund intentionally owned mortgages with shorter durations, resulting in less sensitivity to rising interest rates. The Fund's holdings also had a higher average coupon, which allowed for high income and enabled us to maintain a shorter duration stance. Additionally, individual issue selection continued to enhance performance.

LOOKING AHEAD

Going forward, we will continue to rely on our timely and in-depth research to analyze macroeconomic events and market-specific opportunities. We are confident this approach will allow us to identify securities with better convexity (a measure used in conjunction with duration to estimate bond price sensitivity to changes in interest rates).

TOTAL RETURN (UNAUDITED)

                                                                       6 MONTHS      1 YEAR      ANNUALIZED
                                                                         ENDED        ENDED     9/26/01* TO
                                                                        6/30/04      6/30/04      6/30/04
-----------------------------------------------------------------------------------------------------------
UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND                          0.79%        2.38%        4.89%
Lehman Brothers Mortgage Backed Securities Fixed Rate Index              0.77         2.23         4.59

*    PERFORMANCE INCEPTION DATE OF UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP
     FUND.
     ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
     TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

TOP TEN FIXED INCOME HOLDINGS

AS OF JUNE 30, 2004 (UNAUDITED)

                                                             PERCENTAGE OF
                                                              NET ASSETS
--------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gold                            2.5%
  6.500%, due 02/01/29
Federal National Mortgage Association
  4.579%, due 11/01/33                                            2.3
Structured Asset Securities Corp., 02-23XS,
  Class A7
  6.080%, due 11/25/32                                            2.1
Government National Mortgage Association,
  6.00%, due 02/20/34                                             2.0
C.S. First Boston Mortgage Securities Corp.,
  02-10, Class 2A1
  7.500%, due 05/25/32                                            1.9
Federal National Mortgage Association
  6.500%, due 08/15/34                                            1.8
Conseco Finance Securitizations Corp.,
  00-1, Class A4
  7.620%, due 05/01/31                                            1.8
Federal National Mortgage Association
  5.000%, due 07/01/33                                            1.7
Structured Adjustable Rate Mortgage Loan
  Trust, 04-3AC, Class A1
  4.940%, due 03/25/34                                            1.6
CS First Boston Mortgage Securities Corp.,
  03-8, Class 5A1
  6.500%, due 04/25/33                                            1.6
--------------------------------------------------------------------------
Total                                                            19.3%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2004 (UNAUDITED)

Asset-Backed Securities                                           9.27%
Commercial Mortgage-Backed Securities                             5.55
Mortgage-Backed Securities                                       82.55
                                                                ------
Total U.S. Bonds                                                 97.37
SHORT-TERM INVESTMENTS                                            3.40
                                                                ------
TOTAL INVESTMENTS                                               100.77
LIABILITIES, IN EXCESS OF CASH
AND OTHER ASSETS                                                 (0.77)
                                                                ------
NET ASSETS                                                      100.00%
                                                                ======

UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2004 (Unaudited)

                                                                    FACE
                                                                   AMOUNT           VALUE
                                                               --------------   --------------
U.S. BONDS --97.37%
ASSET-BACKED SECURITIES -- 9.27%
Conseco Finance Securitizations Corp.,
  00-1, Class A4+
  7.620%, due 05/01/31                                         $   14,361,847   $   14,613,633
Conseco Finance Securitizations Corp.,
  00-2, Class A4+
  8.480%, due 12/01/30                                              6,363,000        6,554,204
Conseco Finance Securitizations Corp.,
  00-5, Class A4+
  7.470%, due 02/01/32                                              3,690,182        3,826,288
Conseco Finance Securitizations Corp.,
  00-B, Class AF4+
  7.870%, due 02/15/31                                                 72,704           73,300
Countrywide Asset-Backed Certificates,
  03-SD3, Class A1, 144A +
  1.720%, due 12/25/32                                                661,965          664,621
Countrywide Asset-Backed Certificates,
  04-SD1, Class A1, 144A +
  1.640%, due 06/25/33                                              2,631,366        2,636,054
Greentree Financial Corp., 94-5, Class A5+
  8.300%, due 11/15/19                                              1,315,386        1,410,236
Greentree Financial Corp., 96-4, Class A6+
  7.400%, due 06/15/27                                                865,632          919,155
Greentree Financial Corp., 99-1, Class A5+
  6.110%, due 09/01/23                                              3,130,000        3,136,848
Greentree Financial Corp., 99-3, Class A5+
  6.160%, due 02/01/31                                              6,415,343        6,561,279
Greentree Financial Corp., 99-3, Class A6+
  6.500%, due 02/01/31                                              1,185,000        1,186,831
Greentree Financial Corp., 99-4, Class A5+
  6.970%, due 05/01/31                                             12,852,616       13,306,746
Paragon Mortgages PLC,
  7A, Class B1A, 144A +
  2.305%, due 05/15/43                                              2,650,000        2,650,000
Providian Gateway Master Trust,
  04-AA, Class C, 144A +
  2.139%, due 03/15/11                                              2,270,000        2,272,951
Providian Gateway Master Trust,
  04-AA, Class D, 144A +
  3.089%, due 03/15/11                                              3,510,000        3,512,808
Providian Gateway Master Trust,
  04-BA, Class D, 144A +
  2.525%, due 07/15/10                                              2,140,000        2,140,000
RAFC Asset-Backed Trust,
  01-1, Class A3 (a) +
  5.115%, due 01/25/15                                              2,787,281        2,833,738
Residential Accredit Loans, Inc.,
  03-QS17, Class NB2
  8.000%, due 09/25/33                                              3,799,712        3,947,765
Washington Mutual, 01-S9, Class A7
  6.500%, due 09/25/31
World Financial Network Credit Card
  Master Trust, 01-A, Class B +
  1.909%, due 06/16/08                                              5,000,000        4,999,428
                                                                                --------------
Total Asset-Backed Securities                                                       77,245,885
                                                                                --------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 5.55%
Bear Stearns Commercial Mortgage
  Securities, 00-WF2, Class A2
  7.320%, due 10/15/32                                              4,200,000        4,731,657
Commercial Mortgage Trust,
  01-FL5A, Class E, 144A +
  2.739%, due 11/15/13                                         $    3,750,000   $    3,760,639
Commercial Mortgage Trust,
  01-FL5A, Class F, 144A +
  2.197%, due 11/15/13                                              4,400,000        4,407,769
C.S. First Boston Mortgage Securities
  Corp., 01-CF2, Class A1
  5.257%, due 02/15/34                                              1,083,478        1,094,819
GMAC Commercial Mortgage Securities,
  Inc., 97-C2, Class A2
  6.550%, due 04/16/29                                              2,222,241        2,242,021
Host Marriott Pool Trust,
  99-HMTA, Class C, 144A +
  7.730%, due 08/03/15                                              5,275,000        5,909,378
Host Marriott Pool Trust,
  99-HMTA, Class D, 144A +
  7.970%, due 08/03/15                                              3,460,000        3,857,231
Host Marriott Pool Trust,
  99-HMTA, Class E, 144A +
  8.070%, due 08/03/15                                              3,250,000        3,564,543
Nomura Asset Securities Corp.,
  96-MD5, Class AIB +
  7.120%, due 04/13/36                                              6,312,000        6,679,143
Salomon Brothers Mortgage Securities,
  03-CDCA, Class C, 144A +
  1.789%, due 02/15/15                                              5,000,000        5,013,329
Strategic Hotel Capital, Inc.,
  03-1, Class D, 144A +
  2.389%, due 02/15/13                                              5,000,000        4,980,679
                                                                                --------------
Total Commercial Mortgage-Backed
  Securities                                                                        46,241,208
                                                                                --------------
MORTGAGE-BACKED SECURITIES -- 82.55%
Citicorp Mortgage Securities, Inc.,
  94-9, Class A8
  5.750%, due 06/25/09                                                146,541          147,627
CMC Securities Corp. IV,
  97-NAM3, Class FX A5
  7.250%, due 10/25/27                                                 37,087           37,045
C.S. First Boston Mortgage Securities
  Corp., 01-26, Class 5A1 +
  7.430%, due 11/25/31                                              2,762,842        2,832,169
C.S. First Boston Mortgage Securities
  Corp., 02-10, Class 2A1
  7.500%, due 05/25/32                                             15,255,634       15,794,547
C.S. First Boston Mortgage Securities
  Corp., 03-8, Class 5A1
  6.500%, due 04/25/33                                             13,276,352       13,604,902
C.S. First Boston Mortgage Securities
  Corp., 03-27, Class 9A1
  7.000%, due 11/25/33                                             10,455,348       10,741,574
Federal Home Loan Mortgage Corp.
  Structured Pass Thru Securities,
  T-41, Class 3A
  7.500%, due 07/25/32                                              5,542,010        5,938,602
Federal Home Loan Mortgage Corp.
  Structured Pass Thru Securities,
  T-42, Class A5
  7.500%, due 02/25/42                                              9,580,474       10,266,062

                                                                    FACE
                                                                   AMOUNT           VALUE
                                                               --------------   --------------
Federal Home Loan Mortgage Corp.,
  1595, Class D
  7.000%, due 10/15/13                                         $      315,847   $      331,598
Federal Home Loan Mortgage Corp.,
  2148, Class ZA
  6.000%, due 04/15/29                                             11,239,572       11,297,232
Federal Home Loan Mortgage Corp.,
  2426, Class GH
  6.000%, due 08/15/30                                              5,480,000        5,621,022
Federal Home Loan Mortgage Corp.,
  2430, Class UC
  6.000%, due 09/15/16                                              3,052,507        3,191,971
Federal Home Loan Mortgage Corp., Gold
  5.000%, due 11/01/07                                                 12,496           12,750
  5.500%, due 12/01/17                                                645,236          660,738
  5.500%, due 01/01/18                                                 44,773           45,861
  5.500%, due 03/01/18                                              5,586,150        5,720,357
  5.500%, due 12/01/18                                              5,947,914        6,090,813
  6.000%, due 12/01/13                                              1,907,430        1,990,319
  6.000%, due 12/01/17                                                 57,309           59,799
  6.000%, due 04/01/23                                              2,897,468        2,991,003
  6.000%, due 03/01/29                                                 71,011           72,616
  6.000%, due 10/01/29                                              6,245,652        6,410,410
  6.000%, due 12/01/30                                              5,519,935        5,658,761
  6.000%, due 03/01/31                                                 59,399           60,742
  6.000%, due 03/01/32                                              4,057,371        4,156,770
  6.000%, due 05/01/33                                              2,876,967        2,941,989
  6.000%, due 06/01/33                                              2,633,022        2,692,531
  6.000%, due 07/01/33                                              2,636,846        2,696,441
  6.000%, due 10/01/33                                                 82,035           83,889
  6.000%, due 01/01/34                                              5,011,245        5,124,504
  6.000%, due 02/01/34                                              5,518,331        5,643,051
  6.000%, due 08/15/34                                              3,560,000        3,620,075
  6.500%, due 01/01/29                                              1,111,601        1,159,494
  6.500%, due 02/01/29                                             20,213,683       21,084,589
  6.500%, due 06/01/29                                              1,864,872        1,945,220
  6.500%, due 07/01/29                                              2,210,122        2,305,345
  6.500%, due 09/01/29                                              3,800,716        3,964,470
  6.500%, due 03/01/32                                              6,384,986        6,660,083
  6.500%, due 11/01/32                                                491,888          513,081
  6.500%, due 08/15/34                                             12,960,000       13,454,100
  6.922%, due 03/01/30+                                             2,454,236        2,520,919
  7.000%, due 07/01/12                                                794,209          842,659
  7.500%, due 07/01/11                                              1,136,548        1,211,094
  7.500%, due 02/01/24                                              2,516,978        2,723,415
  7.500%, due 05/01/24                                              1,865,387        2,017,209
  8.000%, due 07/01/25                                                296,858          321,107
  8.000%, due 11/01/27                                                181,592          196,425
  8.000%, due 01/01/30                                                108,835          117,725
Federal National Mortgage Association
  3.381%, due 09/01/33+                                             3,712,668        3,715,125
  3.854%, due 09/01/33+                                             5,096,167        5,054,490
  3.923%, due 09/01/33+                                             6,547,633        6,464,083
  4.206%, due 05/01/34+                                            11,695,146       11,904,416
  4.344%, due 03/01/34+                                             3,513,654        3,577,645
  4.427%, due 06/01/33+                                             2,028,250        2,053,963
  4.579%, due 11/01/33+                                            18,834,694       18,949,586
  4.601%, due 04/01/33+                                                39,907           41,039
  4.607%, due 08/01/33+                                             6,833,769        7,017,838
  4.616%, due 05/01/33+                                        $    7,108,580   $    7,134,810
  4.872%, due 08/01/33+                                             6,033,543        6,377,829
  5.000%, due 09/01/10                                              1,656,394        1,679,287
  5.000%, due 06/01/33                                             12,690,359       12,273,316
  5.000%, due 07/01/33                                             14,727,222       14,243,241
  5.000%, due 03/01/34                                                216,522          209,406
  5.500%, due 01/01/18                                              7,454,710        7,645,926
  5.500%, due 11/01/23                                                 64,707           64,481
  5.500%, due 10/01/33                                              6,591,086        6,568,096
  6.000%, due 03/01/12                                              2,416,295        2,536,160
  6.000%, due 07/01/17                                              1,049,170        1,094,435
  6.000%, due 04/01/18                                              3,778,525        3,941,546
  6.000%, due 06/01/23                                              3,094,068        3,192,295
  6.000%, due 01/01/24                                              3,056,678        3,124,344
  6.000%, due 03/01/28                                              2,459,488        2,523,281
  6.000%, due 12/01/28                                              1,254,525        1,282,296
  6.000%, due 02/01/29                                                972,346          997,566
  6.000%, due 03/01/29                                              1,673,241        1,710,282
  6.000%, due 04/01/29                                              3,294,062        3,366,983
  6.000%, due 05/01/29                                              1,715,618        1,753,597
  6.000%, due 07/01/29                                              5,598,229        5,722,157
  6.000%, due 12/01/29                                              3,539,764        3,631,576
  6.000%, due 06/01/31                                              2,120,478        2,167,419
  6.000%, due 10/01/33                                             10,640,109       10,875,650
  6.000%, due 01/01/34                                             13,235,548       13,528,544
  6.000%, due 02/01/34                                              4,777,989        4,883,759
  6.500%, due 12/01/14                                              4,765,721        5,036,547
  6.500%, due 04/01/16                                              2,149,974        2,263,233
  6.500%, due 04/01/17                                              3,969,484        4,195,062
  6.500%, due 10/01/18                                              3,694,872        3,815,298
  6.500%, due 08/01/28                                              1,831,407        1,908,319
  6.500%, due 12/01/28                                              5,833,255        6,078,228
  6.500%, due 01/01/29                                                908,093          950,299
  6.500%, due 04/01/29                                              5,926,200        6,175,077
  6.500%, due 06/01/29                                              6,265,050        6,528,157
  6.500%, due 08/01/29                                              2,795,298        2,916,884
  6.500%, due 05/01/30                                                 27,274           28,419
  6.500%, due 10/01/30                                              3,900,715        4,064,529
  6.500%, due 04/01/32                                              8,450,073        8,804,942
  6.500%, due 06/01/33                                              3,142,685        3,274,665
  6.500%, due 12/01/33                                              4,648,700        4,843,927
  6.500%, due 08/15/34                                             14,315,000       14,851,813
  7.000%, due 04/01/18                                              1,136,607        1,202,032
  7.000%, due 05/01/26                                              1,574,771        1,662,067
  7.000%, due 03/01/31                                                766,808          813,864
  7.000%, due 11/01/31                                              3,229,854        3,408,898
  7.000%, due 04/01/32                                              6,909,771        7,336,368
  7.000%, due 06/01/32                                              2,199,687        2,321,958
  7.000%, due 08/01/32                                              1,606,313        1,695,357
  7.000%, due 11/01/32                                                 21,503           22,695
  7.000%, due 03/01/33                                                555,732          586,538
  7.000%, due 05/01/33                                                 51,390           54,239
  7.000%, due 10/01/33                                              3,164,010        3,349,685
  7.000%, due 01/01/34                                              6,008,869        6,364,615
  7.500%, due 03/01/16                                                702,413          755,612
  7.500%, due 02/01/27                                              1,107,535        1,185,554
  7.500%, due 05/01/31                                                461,725          494,251

                                                                    FACE
                                                                   AMOUNT           VALUE
                                                               --------------   --------------
  7.500%, due 11/01/32                                         $    4,540,962   $    4,860,846
  7.500%, due 12/01/32                                                979,109        1,048,081
  7.500%, due 07/25/41                                              5,392,753        5,800,229
  8.000%, due 11/01/22                                                953,796        1,031,715
Federal National Mortgage Association
  Grantor Trust, 00-T6, Class A1
  7.500%, due 06/25/30                                              1,846,812        1,978,970
Federal National Mortgage Association
  Grantor Trust, 01-T3, Class A1
  7.500%, due 11/25/40                                                663,730          711,227
Federal National Mortgage Association
  Grantor Trust, 01-T5, Class A3
  7.500%, due 06/19/30                                              4,566,981        4,893,794
Federal National Mortgage Association
  Grantor Trust, 01-T10, Class  A2
  7.500%, due 12/25/41                                              8,878,365        9,547,236
Federal National Mortgage Association
  Grantor Trust, 02-T19, Class A1
  6.500%, due 07/25/42                                              2,737,804        2,861,019
Federal National Mortgage Association
  Whole Loan, 01-W3, Class  A
  7.000%, due 09/25/41                                              6,780,897        7,183,520
Federal National Mortgage Association
  Whole Loan, 02-W1, Class 2A
  7.500%, due 02/25/42                                                826,105          885,221
Federal National Mortgage Association
  Whole Loan, 03-W6, Class 6A +
  4.501%, due 08/25/42                                              3,635,817        3,805,001
Federal National Mortgage Association
  Whole Loan, 04-W1, Class 3A +
  4.121%, due 01/25/43                                              5,422,074        5,605,802
Federal National Mortgage Association
  Whole Loan, 04-W8, Class 3A
  7.500%, due 06/25/44                                              7,500,000        8,057,813
Federal National Mortgage Association
  Whole Loan, 95-W3, Class A
  9.000%, due 04/25/25                                                631,055          694,684
Federal National Mortgage Association,
  01-57, Class PC
  6.500%, due 09/25/30                                              5,209,662        5,272,178
Federal National Mortgage Association,
  02-53, Class PD
  6.000%, due 01/25/32                                              5,000,000        5,200,708
Federal National Mortgage Association,
  93-106, Class Z
  7.000%, due 06/25/13                                                133,171          141,707
Federal National Mortgage
  Association, Strips
  9.500%, due 11/01/09                                              1,357,563        1,487,898
GMAC Mortgage Corp. (b)(c)
  11.625%, due 10/01/12                                                21,663           21,663
GMAC Mortgage Corp. Loan Trust,
  03-AR2, Class 4A1 +
  4.764%, due 12/19/33                                              6,840,584        6,688,659
Government National Mortgage
  Association
  6.000%, due 09/20/28                                                934,097          957,469
  6.000%, due 11/20/28                                                344,258          352,878
  6.000%, due 12/20/28                                                 35,112           36,064
  6.000%, due 02/20/29                                              4,444,446        4,555,651
  6.000%, due 04/20/29                                         $      494,434   $      506,805
  6.000%, due 05/20/29                                              5,364,826        5,499,059
  6.000%, due 06/20/29                                                384,672          394,297
  6.000%, due 07/15/29                                              4,919,238        5,048,471
  6.000%, due 08/20/29                                                318,472          326,441
  6.000%, due 09/20/29                                                893,207          915,556
  6.000%, due 08/20/33                                              4,543,787        4,657,477
  6.000%, due 02/20/34                                             16,146,713       16,517,365
  6.500%, due 10/15/24                                              1,567,666        1,651,540
  6.500%, due 08/15/27                                                337,952          353,540
  6.500%, due 11/15/27                                              2,746,852        2,873,551
  6.500%, due 03/15/28                                                118,666          124,139
  6.500%, due 10/15/28                                              1,716,614        1,795,793
  6.500%, due 11/15/28                                                639,859          669,373
  6.500%, due 01/15/29                                                105,914          110,799
  6.500%, due 05/15/29                                              1,939,577        2,029,040
  6.500%, due 12/15/29                                                 30,984           32,459
  6.500%, due 11/20/30                                              5,915,501        5,975,233
  6.500%, due 04/15/31                                              1,925,895        2,014,727
  6.500%, due 06/16/31                                              6,638,214        6,884,870
  6.500%, due 09/15/32                                              1,159,473        1,212,954
  7.000%, due 03/15/12                                              1,792,658        1,913,106
  7.000%, due 07/15/25                                              2,522,875        2,694,237
  7.000%, due 04/15/26                                                755,847          803,119
  7.000%, due 08/20/29                                              1,074,689        1,140,559
  7.000%, due 07/15/31                                              1,296,345        1,377,421
  7.500%, due 06/15/27                                                233,975          252,191
  8.000%, due 09/15/17                                              2,674,907        2,924,342
  8.000%, due 11/15/20                                                383,510          419,272
  8.000%, due 12/15/22                                                 95,706          105,953
  8.000%, due 12/15/23                                                497,554          543,951
  8.500%, due 12/15/17                                              2,641,993        2,931,798
GS Mortgage Securities Corp.,
  01-2, Class A, 144A
  7.500%, due 06/19/32                                                919,185          981,868
Impac Secured Assets Common Owner
  Trust, 01-3, Class A2 +
  7.250%, due 04/25/31                                              2,369,646        2,433,944
Merrill Lynch Mortgage Investors, Inc.,
  99-2, Class A3
  6.500%, due 05/01/30                                              2,119,967        2,117,474
MLCC Mortgage Investors, Inc.,
  03-D, Class XA1 (b) ++
  1.000%, due 08/25/28                                            210,221,583        3,325,771
Structured Adjustable Rate Mortgage Loan
  Trust, 04-3AC, Class A1+
  4.940%, due 03/25/34                                             13,654,686       13,696,039
Structured Asset Securities Corp.,
  02-6, Class 2A1
  6.250%, due 04/25/17                                              2,664,865        2,693,794
Structured Asset Securities Corp.,
  02-23XS, Class A7 (a)+
  6.080%, due 11/25/32                                             17,391,000       17,284,209
Vendee Mortgage Trust,
  98-2, Class 1G
  6.750%, due 06/15/28                                              1,250,000        1,308,388
                                                                                --------------
Total Mortgage-Backed Securities                                                   688,091,262
                                                                                --------------
Total U.S. Bonds (Cost $813,684,270)                                               811,578,355
                                                                                --------------

                                                                   SHARES            VALUE
                                                               --------------   --------------
SHORT-TERM INVESTMENT -- 3.40%
  UBS Supplementary Trust U.S. Cash
    Management Prime Fund,
    yield of 1.05% (Cost $28,341,652)                              28,341,652   $   28,341,652
                                                                                --------------
Total Investments --100.77%
  (Cost $842,025,922)                                                              839,920,007
Liabilities, in excess of cash
  and other assets -- (0.77%)                                                       (6,394,356)
                                                                                --------------
Net Assets --100.00%                                                            $  833,525,651
                                                                                ==============

NOTES TO SCHEDULE OF INVESTMENTS

       Aggregate cost for federal income tax purposes was $842,025,922; and net unrealized depreciation consisted of:

        Gross unrealized appreciation                      $    4,825,863
        Gross unrealized depreciation                          (6,931,778)
                                                           --------------
          Net unrealized depreciation                      $   (2,105,915)
                                                           ==============

(a) Step Bonds -- coupon rate increase in increments to maturity. Rate disclosed is as of June 30, 2004. Maturity date disclosed is the ultimate maturity date.
(b) Security is illiquid. These securities amounted to $3,347,434 or 0.40% of net assets.
(c) Security is fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2004, the value of this security amounted to $21,663 or 0.00% of net assets.
+      Variable rate security -- The rate disclosed is that in effect at June
       30, 2004.
++ Interest only security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the pincipal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
%      Represents a percentage of net assets.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the value of these securities amounted to $46,351,870 or 5.56% of net assets.

                 See accompanying notes to financial statements.

UBS CORPORATE BOND RELATIONSHIP FUND

Over the six months ended June 30, 2004, UBS Corporate Bond Relationship Fund (the "Fund") declined 0.28%. Since inception on September 15, 2003 through period end, the Fund returned 2.96% on a cumulative basis. (Returns for the share classes and market index over various time periods are shown on page 70; please note that Fund returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

During the reporting period, sector allocation to the corporate sector generated the strongest positive results.

SECTOR STRATEGIES TO FIND VALUE IN NARROW MARKET

The corporate bond market finished 2003 on a high note, with the higher-yielding, lower-rated end of the market delivering particularly strong returns. This strength carried forward into early 2004. However, our research suggested that the market was factoring in a very rosy scenario--one that we felt was unlikely. As a result, we entered the reporting period with a relatively neutral market weighting and a slightly lower duration stance than the benchmark (duration is a measure of a portfolio's sensitivity to fluctuating interest rates). This strategy was intended to protect the Fund from market volatility, and to allow us to take advantage of periods of market weakness.

Throughout the reporting period, the US economy continued to expand, as evidenced by solid gross domestic product (GDP) growth and an improving labor market. This positive economic news was offset, however, by higher oil prices, inflation fears and rising interest rates. The net result was little movement in the corporate bond market over the six-months.

LOOKING AHEAD

We believe that corporate bond spreads remain supported by strong earnings growth and muted equity market volatility. However, we are somewhat concerned that corporate cash balances will be used to the detriment of bondholders. Without continued deleveraging of their balance sheets, bond prices look to be unattractive at current levels. In general, we continue to favor the 5-year portion of the yield curve.In addition, we currently maintain our neutral duration stance on interest rates.

TOTAL RETURN (UNAUDITED)

                                                                    PERIOD FROM
                                                    6 MONTHS ENDED   09/15/03*
                                                       6/30/04      TO 6/30/04
-------------------------------------------------------------------------------
UBS CORPORATE BOND RELATIONSHIP FUND                    -0.28%         2.96%
Lehman Brothers Credit Index                            -0.27          2.45

*    INCEPTION DATE OF UBS CORPORATE BOND RELATIONSHIP FUND.
     ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.
     TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

TOP TEN FIXED INCOME HOLDINGS

AS OF JUNE 30, 2004 (UNAUDITED)

                                                               PERCENTAGE OF
                                                                NET ASSETS
-----------------------------------------------------------------------------
General Electric Capital Corp.                                     4.9%
  6.000%, due 06/15/12
Ford Motor Credit Co.
  5.800%, due 01/12/09                                             3.0
Washington Mutual, Inc.
  5.625%, due 01/15/07                                             2.4
Citigroup, Inc.
  7.250%, due 10/01/10                                             2.3
Morgan Stanley
  6.750%, due 04/15/11                                             2.2
DaimlerChrysler N.A. Holding Corp.
  4.050%, due 06/04/08                                             2.2
Goldman Sachs Group, Inc.
  6.875%, due 01/15/11                                             2.1
Comcast Cable Communications, Inc.
  6.750%, due 01/30/11                                             1.9
Bank of America Corp.
  7.400%, due 01/15/11                                             1.6
United Mexican States
  8.125%, due 12/30/19                                             1.5
-----------------------------------------------------------------------------
Total                                                             24.1%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2004 (UNAUDITED)

Bonds
U.S. Corporate Bonds
   Aerospace & Defense                                                   0.86%
   Airlines                                                              0.46
   Automobiles                                                           3.86
   Beverages                                                             2.83
   Capital Markets                                                       5.41
   Chemicals                                                             3.05
   Commercial Banks                                                      5.27
   Commercial Services & Supplies                                        1.42
   Communications Equipment                                              0.51
   Consumer Finance                                                     12.18
   Diversified Financial Services                                        9.92
   Diversified Telecommunication Services                                3.22
   Electric Utilities                                                    7.18
   Energy Equipment & Services                                           1.08
   Food & Staples Retailing                                              2.14
   Food Products                                                         2.15
   Gas Utilities                                                         1.08
   Hotels, Restaurants & Leisure                                         0.55
   Household Durables                                                    1.03
   Insurance                                                             1.40
   IT Services                                                           0.91
   Leisure Equipment & Products                                          0.24
   Machinery                                                             0.49
   Media                                                                 4.76
   Metals & Mining                                                       0.50
   Multi-Utilities & Unregulated Power                                   1.22
   Multiline Retail                                                      1.44
   Oil & Gas                                                             3.36
   Paper & Forest Products                                               1.00
   Personal Products                                                     0.85
   Pharmaceuticals                                                       1.04
   Real Estate                                                           1.07
   Road & Rail                                                           2.98
   Thrifts & Mortgage Finance                                            2.95
   Tobacco                                                               0.88
   Wireless Telecommunication Services                                   0.64
                                                                       ------
      Total U.S. Corporate Bonds                                        89.93
International Bonds
   International Corporate Bonds                                         6.71
   Sovereign/Supranational Bond                                          0.48
                                                                       ------
      Total International Bonds                                          7.19
      Total Bonds                                                       97.12
SHORT-TERM INVESTMENTS                                                   1.31
                                                                       ------
   TOTAL INVESTMENTS                                                    98.43
CASH AND OTHER ASSETS, LESS LIABILITIES                                  1.57
                                                                       ------
NET ASSETS                                                             100.00%
                                                                       ======

UBS CORPORATE BOND RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2004 (Unaudited)

                                                                    FACE
                                                                   AMOUNT           VALUE
                                                               --------------   --------------
BONDS -- 97.12%
U.S. CORPORATE BONDS -- 89.93%
Alcoa, Inc.,
  6.000%, due 01/15/12                                         $    1,375,000   $    1,453,854
Altria Group, Inc.,
  7.750%, due 01/15/27                                              1,230,000        1,257,631
American Electric Power Co., Inc.,
  6.125%, due 05/15/06                                              2,525,000        2,650,657
Anadarko Finance Co., Series B,
  7.500%, due 05/01/31                                                645,000          734,398
Anheuser-Busch Cos., Inc.,
  9.000%, due 12/01/09                                              2,365,000        2,874,903
AT&T Corp.,
  8.000%, due 11/15/31                                              2,065,000        2,015,671
AT&T Wireless Services, Inc.,
  8.750%, due 03/01/31                                              1,505,000        1,834,849
Avalonbay Communities, Inc.,
  7.500%, due 08/01/09                                                985,000        1,105,067
Avon Products, Inc.,
  7.150%, due 11/15/09                                              2,210,000        2,484,075
Bank of America Corp.,
  7.400%, due 01/15/11                                              4,215,000        4,776,935
Bank One Corp.,
  7.875%, due 08/01/10                                              2,600,000        3,007,306
Boeing Capital Corp.,
  7.375%, due 09/27/10                                              1,875,000        2,120,132
Bombardier Capital, Inc., 144A
  6.125%, due 06/29/06                                              3,325,000        3,290,932
Bristol-Myers Squibb Co.,
  5.750%, due 10/01/11                                              1,575,000        1,641,131
Burlington Northern Santa Fe Corp.,
  7.082%, due 05/13/29                                              1,205,000        1,308,023
C.S. First Boston USA, Inc.,
  3.875%, due 01/15/09                                              1,320,000        1,287,280
  6.500%, due 01/15/12                                              2,295,000        2,466,182
Caterpillar, Inc.,
  6.550%, due 05/01/11                                              1,300,000        1,438,688
Cendant Corp.,
  6.250%, due 01/15/08                                              1,660,000        1,770,246
Centex Corp.,
  7.875%, due 02/01/11                                                150,000          169,626
  9.750%, due 06/15/05                                              2,685,000        2,845,080
Citigroup, Inc.,
  6.000%, due 02/21/12                                                300,000          318,079
  7.250%, due 10/01/10                                              6,000,000        6,757,230
Citizens Communications Co.,
  9.250%, due 05/15/11                                              3,250,000        3,396,867
Comcast Cable Communications, Inc.,
  6.750%, due 01/30/11                                              5,075,000        5,476,346
Commonwealth Edison Co.,
  6.150%, due 03/15/12                                              1,350,000        1,442,058
Computer Sciences Corp.,
  3.500%, due 04/15/08                                              1,515,000        1,485,936
ConAgra Foods, Inc.,
  6.750%, due 09/15/11                                              1,275,000        1,397,012
Conoco Phillips Holding Co.,
  6.950%, due 04/15/29                                                675,000          743,139
ConocoPhillips,
  8.500%, due 05/25/05                                              1,065,000        1,119,691
  8.750%, due 05/25/10                                              1,375,000        1,661,883
Consolidated Edison Co., of New York, Inc.,
  Series B,
  7.500%, due 09/01/10                                         $    1,450,000   $    1,658,965
Coors Brewing Co.,
  6.375%, due 05/15/12                                              1,300,000        1,392,573
Countrywide Home Loans, Inc.,
  3.250%, due 05/21/08                                              1,525,000        1,466,972
DaimlerChrysler N.A. Holding Corp.,
  4.050%, due 06/04/08                                              6,525,000        6,397,926
Devon Financing Corp., ULC,
  6.875%, due 09/30/11                                              1,750,000        1,905,150
Dominion Resources, Inc.,
  8.125%, due 06/15/10                                                700,000          807,801
Dominion Resources, Inc., Class B,
  7.625%, due 07/15/05                                              1,995,000        2,095,730
Dow Chemical Co. (The),
  6.125%, due 02/01/11                                              3,225,000        3,411,902
DTE Energy Co.,
  7.050%, due 06/01/11                                                525,000          569,081
Duke Energy Field Services, LLC,
  7.875%, due 08/16/10                                              1,850,000        2,108,384
Eastman Kodak Co.,
  3.625%, due 05/15/08                                                725,000          685,895
EOP Operating LP,
  7.250%, due 06/15/28                                              1,950,000        2,019,972
Erac U.S.A. Finance Co., 144A,
  8.000%, due 01/15/11                                              1,910,000        2,221,061
Federated Department Stores, Inc.,
  6.625%, due 04/01/11                                              1,200,000        1,300,768
First Data Corp.,
  5.625%, due 11/01/11                                              1,110,000        1,158,168
FirstEnergy Corp., Series B,
  6.450%, due 11/15/11                                              1,325,000        1,373,706
FleetBoston Financial Corp.,
  7.375%, due 12/01/09                                              1,465,000        1,651,943
Ford Motor Co.,
  7.450%, due 07/16/31                                              2,375,000        2,263,897
Ford Motor Credit Co.,
  5.800%, due 01/12/09                                              8,575,000        8,655,596
  7.375%, due 02/01/11                                              2,250,000        2,373,226
FPL Group Capital, Inc.,
  6.125%, due 05/15/07                                                400,000          426,686
  7.625%, due 09/15/06                                                610,000          665,053
GATX Financial Corp.,
  6.875%, due 11/01/04                                              1,350,000        1,372,506
General Electric Capital Corp.,
  6.000%, due 06/15/12                                             13,675,000       14,431,063
  6.750%, due 03/15/32                                              2,125,000        2,284,407
General Motors Acceptance Corp.,
  6.875%, due 09/15/11                                              3,375,000        3,460,377
  8.000%, due 11/01/31                                              2,375,000        2,433,394
General Motors Corp.,
  8.375%, due 07/15/33                                              2,460,000        2,603,890
Goldman Sachs Group, Inc.,
  6.875%, due 01/15/11                                              5,550,000        6,092,629
Harrah's Operating Co., Inc.,
  7.500%, due 01/15/09                                              1,470,000        1,610,314
Hartford Financial Services Group, Inc. (The),
  4.700%, due 09/01/07                                                915,000          937,649
Hertz Corp.,
  7.625%, due 08/15/07                                              2,000,000        2,143,490

                                                                    FACE
                                                                   AMOUNT           VALUE
                                                               --------------   --------------
Household Finance Corp.,
  6.750%, due 05/15/11                                         $    3,950,000   $    4,316,568
ICI Wilmington, Inc.,
  4.375%, due 12/01/08                                              2,200,000        2,158,072
International Lease Finance Corp.,
  3.500%, due 04/01/09                                              1,375,000        1,307,475
International Paper Co.,
  6.750%, due 09/01/11                                              1,350,000        1,463,212
JPMorgan Chase & Co.,
  3.625%, due 05/01/08                                              3,250,000        3,214,022
John Deere Capital Corp.,
  7.000%, due 03/15/12                                              1,950,000        2,182,266
Kerr-McGee Corp.,
  7.875%, due 09/15/31                                                290,000          319,863
Kinder Morgan, Inc.,
  6.650%, due 03/01/05                                              1,615,000        1,659,873
Kohl's Corp.,
  6.300%, due 03/01/11                                              1,275,000        1,371,955
Kraft Foods, Inc.,
  5.625%, due 11/01/11                                              2,940,000        2,990,841
Kroger Co.,
  7.500%, due 04/01/31                                              1,030,000        1,139,981
Lincoln National Corp.,
  6.200%, due 12/15/11                                                950,000        1,008,229
Lockheed Martin Corp.,
  8.500%, due 12/01/29                                              1,200,000        1,505,232
Marathon Oil Corp.,
  6.125%, due 03/15/12                                              1,205,000        1,271,415
Marsh & McClennan Cos., Inc.,
  6.250%, due 03/15/12                                                695,000          745,538
MBNA Capital, Series B, +
  1.979%, due 02/01/27                                              2,580,000        2,427,736
McKesson Corp.
  7.750%, due 02/01/12                                              1,005,000        1,144,519
MidAmerican Energy Co.,
  5.125%, due 01/15/13                                                440,000          437,236
Miller Brewing Co., 144A,
  5.500%, due 08/15/13                                              2,755,000        2,764,615
Morgan Stanley,
  6.750%, due 04/15/11                                              5,915,000        6,482,065
Motorola, Inc.,
  7.600%, due 01/01/07                                                800,000          863,022
  7.625%, due 11/15/10                                                560,000          630,480
News America, Inc.,
  7.125%, due 04/08/28                                              1,225,000        1,302,611
Northwest Airlines Corp.,
  8.072%, due 10/01/19                                              1,263,154        1,351,205
Pacific Gas & Electric Co.,
  6.050%, due 03/01/34                                              1,300,000        1,222,723
Pepsi Bottling Holdings, Inc., 144A,
  5.625%, due 02/17/09                                              1,160,000        1,225,633
PP&L Capital Funding, Inc.,
  7.750%, due 04/15/05                                              1,115,000        1,155,594
Praxair, Inc.,
  6.375%, due 04/01/12                                              1,900,000        2,066,153
Progress Energy, Inc.,
  7.000%, due 10/30/31                                              1,425,000        1,466,448
PSEG Power LLC,
  7.750%, due 04/15/11                                              1,275,000        1,443,974
Rohm & Haas Co.,
  7.850%, due 07/15/29                                              1,050,000        1,259,634
Safeway, Inc.,
  6.500%, due 03/01/11                                         $    1,455,000   $    1,541,663
Sempra Energy Corp.,
  7.950%, due 03/01/10                                              1,300,000        1,494,208
SLM Corp.,
  5.625%, due 04/10/07                                              2,825,000        2,968,694
Southern California Edison Co.,
  8.000%, due 02/15/07                                              1,525,000        1,684,611
Southern Power Co., Series B
  6.250%, due 07/15/12                                              1,850,000        1,943,053
Sprint Capital Corp.,
  8.375%, due 03/15/12                                              1,175,000        1,350,462
Target Corp.,
  7.000%, due 07/15/31                                              1,370,000        1,530,135
Time Warner, Inc.,
  7.625%, due 04/15/31                                              3,875,000        4,193,296
Transocean, Inc.,
  6.625%, due 04/15/11                                              2,875,000        3,137,125
Travelers Property Casualty Corp.,
  5.000%, due 03/15/13                                              1,425,000        1,380,282
U.S. Bank N.A., Minnesota,
  6.375%, due 08/01/11                                              1,300,000        1,404,335
Unilever Capital Corp.,
  7.125%, due 11/01/10                                              1,675,000        1,894,902
Union Pacific Corp.,
  6.625%, due 02/01/08                                                800,000          869,853
  6.700%, due 12/01/06                                              1,990,000        2,135,686
United Technologies Corp.,
  6.100%, due 05/15/12                                                945,000        1,012,094
UST, Inc.,
  6.625%, due 07/15/12                                              1,205,000        1,304,974
Valero Energy Corp.,
  6.875%, due 04/15/12                                                325,000          353,396
  7.500%, due 04/15/32                                              1,525,000        1,696,373
Verizon New England, Inc.,
  6.500%, due 09/15/11                                                555,000          591,374
Verizon New York, Inc., Series B,
  7.375%, due 04/01/32                                              1,925,000        2,026,188
Viacom, Inc.,
  6.625%, due 05/15/11                                                990,000        1,077,103
  7.700%, due 07/30/10                                                400,000          456,646
Wachovia Bank N.A.,
  7.800%, due 08/18/10                                              1,875,000        2,166,692
Wal-Mart Stores, Inc.,
  6.875%, due 08/10/09                                              3,200,000        3,568,205
Walt Disney Co., (The)
  6.375%, due 03/01/12                                              1,280,000        1,373,489
Washington Mutual, Inc.,
  5.625%, due 01/15/07                                              6,825,000        7,139,817
Waste Management, Inc.,
  7.375%, due 08/01/10                                              1,100,000        1,235,884
Wells Fargo Bank, N.A.,
  6.450%, due 02/01/11                                              2,175,000        2,371,392
Weyerhaeuser Co.,
  7.375%, due 03/15/32                                              1,325,000        1,440,841
Wyeth,
  5.250%, due 03/15/13                                              1,445,000        1,394,583
Xcel Energy, Inc.,
  7.000%, due 12/01/10                                              1,200,000        1,327,414
                                                                                --------------
Total  U.S. Corporate Bonds                                                        262,274,041
                                                                                --------------

                                                                    FACE
                                                                   AMOUNT           VALUE
                                                               --------------   --------------
INTERNATIONAL BONDS -- 7.19%
INTERNATIONAL CORPORATE BONDS -- 6.71%
CANADA -- 1.24%
Bombardier, Inc., 144A,
  6.300%, due 05/01/14                                         $    1,425,000   $    1,210,321
Burlington Resources Finance Co.,
  6.680%, due 02/15/11                                                675,000          737,926
Canadian National Railway Co.,
  6.375%, due 10/15/11                                                200,000          216,239
Telus Corp.,
  8.000%, due 06/01/11                                              1,265,000        1,437,751
                                                                                --------------
                                                                                     3,602,237
                                                                                --------------
FRANCE -- 0.43%
France Telecom S.A.,
  8.500%, due 03/01/31                                              1,000,000        1,255,020
                                                                                --------------
LUXEMBOURG -- 0.48%
Telecom Italia Capital S,A.., 144A,
  5.250%, due 11/15/13                                              1,450,000        1,403,377
                                                                                --------------
MEXICO -- 1.49%
United Mexican States,
  8.125%, due 12/30/19                                              4,075,000        4,360,250
                                                                                --------------
NETHERLANDS -- 0.72%
Deutsche Telekom International Finance BV,
  8.250%, due 06/15/30                                              1,200,000        1,460,563
Imperial Tobacco Overseas BV,
  7.125%, due 04/01/09                                                600,000          652,852
                                                                                --------------
                                                                                     2,113,415
                                                                                --------------
UNITED KINGDOM -- 2.35%
Abbey National PLC,
  7.950%, due 10/26/29                                       GBP      700,000          830,624
Diageo Capital PLC,
  3.375%, due 03/20/08                                         $    1,525,000        1,493,478
HSBC Holdings PLC,
  5.250%, due 12/12/12                                              1,350,000        1,340,994
Royal Bank of Scotland Group PLC,
  9.118%, due 03/31/10                                         $      735,000   $      885,675
Vodafone Group PLC,
  7.750%, due 02/15/10                                                900,000        1,031,935
  7.875%, due 02/15/30                                              1,075,000        1,278,815
                                                                                --------------
                                                                                     6,861,521
                                                                                --------------

Total International Corporate Bonds                                                 19,595,820
                                                                                --------------
SOVEREIGN/SUPRANATIONAL BOND -- 0.48%
Pemex Project Funding Master Trust,
  8.000%, due 11/15/11                                              1,280,000        1,385,600
                                                                                --------------

Total International Bonds                                                           20,981,420
                                                                                --------------

Total Bonds (Cost $287,112,917)                                                    283,255,461
                                                                                --------------

                                                                   SHARES
                                                               --------------
SHORT-TERM INVESTMENT -- 1.31%
  UBS Supplementary Trust U.S. Cash
    Management Prime Fund,
    yield of 1.05% (Cost $3,827,410)                                3,827,410        3,827,410
                                                                                --------------
Total Investments -- 98.43%
  (Cost $290,940,327)                                                              287,082,871
Cash and other assets,
  less liabilities -- 1.57%                                                          4,570,130
                                                                                --------------
Net Assets -- 100.00%                                                           $  291,653,001
                                                                                ==============

NOTES TO SCHEDULE OF INVESTMENTS

       Aggregate cost for federal income tax purposes was $290,940,327; and net unrealized depreciation consisted of:

          Gross unrealized appreciation              $      650,658
          Gross unrealized depreciation                  (4,508,114)
                                                     --------------
            Net unrealized depreciation              $   (3,857,456)
                                                     ==============

+      Variable rate security -- The rate disclosed is that in effect at June
       30, 2004.
%      Represents a percentage of net assets.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004 the value of these securities amounted to $12,115,939 or 4.15% of net assets.
BV     Besloten Vennootschap.
ULC    Unlimited Liability Company.

                 See accompanying notes to financial statements.

UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND

Over the period from April 5, 2004 through period end on June 30, 2004, UBS Opportunistic High Yield Relationship Fund (the "Fund") declined 1.74%. (Returns for the share classes and market indexes over various time periods are shown on page 76; please note that Fund returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

HIGH YIELD GENERATED MODEST PERFORMANCE

After the Merrill Lynch High Yield Cash Pay Index returned 27.23% in 2003, the 1.33% gain the Index posted over the first six months of 2004 was modest in comparison. A large part of the slowdown in the market can be traced to increased risk aversion among investors worried about continued terrorism attacks, rising oil prices and the prospect for rising interest rates. Ironically, falling demand for high yield securities came at a time when the market was benefiting from several positive trends. These included lower default rates, a falling distress ratio, an improving ratio of downgrades to upgrades, better recovery rates for troubled credits, and improving corporate profitability.

Also of interest was the fact that the lowest-rated CCC sector substantially outperformed BB-rated and B-rated securities during the second quarter--which underscored the sector's lower correlation to Treasury securities.

During the period, the Fund invested primarily in companies that we believed would benefit from an improving economy. However, performance was negatively impacted by the portfolio's lack of CCC-rated securities.

LOOKING AHEAD

The US high yield market continues to benefit from the improved economic outlook, which should lead to lower default rates, more credit upgrades and positive earnings results. We also believe the market will be positively impacted by expected equity issuances from high yield issuers, and increased merger and acquisition activity. However, we also feel that a lot of this positive news is already reflected in the market. As a result, we expect to see increased volatility, at least until the outlook for interest rates is further clarified.

TOTAL RETURN (UNAUDITED)

                                                         4/05/04* TO
                                                           6/30/04
--------------------------------------------------------------------
UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND             -1.74%
Merrill Lynch High Yield Cash Pay Index                    -0.52
Lehman Brothers U.S. Aggregate Bond Index                  -2.44

* INCEPTION DATE OF UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND IS 9/04/02. INCEPTION DATE OF THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX IS 3/31/04. THE FUND WAS INACTIVE FROM 5/21/03 TO 4/4/04. THE INCEPTION RETURN OF THE FUND AND THE INDEX IS CALCULATED AS OF 4/05/04, WHICH IS THE DATE OF THE FUND RE-COMMENCED INVESTMENT OPERATIONS.
     ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.
     TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

TOP TEN FIXED INCOME HOLDINGS

AS OF JUNE 30, 2004 (UNAUDITED)

                                                                PERCENTAGE OF
                                                                 NET ASSETS
-----------------------------------------------------------------------------
Edison Mission Energy Corp.                                        10.4%
  10.000%, due 08/15/08
Tembec Industries, Inc.
  8.500%, due 02/01/11                                              9.8
Mediacom LLC
  9.500%, due 01/15/13                                              9.4
AK Steel Corp.
  7.875%, due 02/15/09                                              9.3
Crown Cork & Seal Co., Inc.
  8.000%, due 04/15/23                                              9.0
ACC Escrow Corp.
  10.000%, due 08/01/11                                             8.4
Georgia-Pacific Corp.
  8.875%, due 05/15/31                                              7.8
Tekni-plex, Inc.
  12.750%, due 06/15/10                                             7.0
Omnova Solutions, Inc.
  11.250%, due 06/01/10                                             5.3
Sheridan Acquisition Corp., 144A
  10.250%, due 08/15/11                                             5.1
-----------------------------------------------------------------------------
Total                                                              81.5%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2004 (UNAUDITED)

U.S. Corporate Bonds
   Auto Components                                                  9.67%
   Chemicals                                                        5.29
   Commercial Services & Supplies                                  10.11
   Containers & Packaging                                          15.98
   Electric Utilities                                              10.37
   Metals & Mining                                                  9.31
   Paper & Forest Products                                          7.78
   Telecommunication Services                                       9.37
   Wireless Telecommunication Services                              8.38
                                                                  ------
      Total U.S. Corporate Bonds                                   86.26
   International Bonds                                              9.81
   Total Bonds                                                     96.07
                                                                  ------
SHORT-TERM INVESTMENTS                                              1.12
                                                                  ------
   TOTAL INVESTMENTS                                               97.19
CASH AND OTHER ASSETS,
   LESS LIABILITIES                                                 2.81
                                                                  ------
NET ASSETS                                                        100.00%
                                                                  ======

UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

June 30, 2004 (Unaudited)

                                                                    FACE
                                                                   AMOUNT           VALUE
                                                               --------------   --------------
BONDS -- 96.07%
U.S. BONDS -- 86.26%
U.S. CORPORATE BONDS -- 86.26%
ACC Escrow Corp.
  10.000%, due 08/01/11                                        $    4,000,000   $    3,450,000
AK Steel Corp.
  7.875%, due 02/15/09                                              4,100,000        3,833,500
Collins & Aikman Products Corp.
  10.750%, due 12/31/11                                             2,000,000        2,010,000
  11.500%, due 04/15/06                                             2,000,000        1,970,000
Crown Cork & Seal Co., Inc.
  8.000%, due 04/15/23                                              4,250,000        3,697,500
Edison Mission Energy Corp.
  10.000%, due 08/15/08                                             4,000,000        4,270,000
Georgia-Pacific Corp.
  8.875%, due 05/15/31                                              3,000,000        3,202,500
Mediacom LLC
  9.500%, due 01/15/13                                              4,000,000        3,860,000
Omnova Solutions, Inc.
  11.250%, due 06/01/10                                             2,000,000        2,180,000
Sheridan Acquisition Corp., 144A
  10.250%, due 08/15/11                                             2,000,000        2,105,000
Tekni-plex, Inc.
  12.750%, due 06/15/10                                        $    3,000,000   $    2,880,000
Von Hoffmann Corp.
  10.250%, due 03/15/09                                             2,000,000        2,057,500
                                                                                --------------
Total U.S. Corporate Bonds                                                          35,516,000
                                                                                --------------

INTERNATIONAL BONDS -- 9.81%
CANADA -- 9.81%
Tembec Industries, Inc.
  8.500%, due 02/01/11                                              4,000,000        4,040,000
                                                                                --------------
Total Bonds (Cost $41,150,214)                                                      39,556,000
                                                                                --------------

                                                                   SHARES
                                                               --------------
SHORT-TERM INVESTMENT -- 1.12%
UBS Supplementary Trust U.S. Cash
  Management Prime Fund,
  yield of 1.05%,  (Cost $460,231)                                    460,231          460,231
                                                                                --------------

TOTAL INVESTMENTS -- 97.19%
  (Cost $41,610,445)                                                                40,016,231
Cash and other assets, less liabilities -- 2.81%                                     1,157,104
                                                                                --------------
Net Assets -- 100.00%                                                           $   41,173,335
                                                                                ==============

NOTES TO SCHEDULE OF INVESTMENTS

       Aggregate cost for federal income tax purposes was $41,610,445; and net unrealized depreciation consisted of:

        Gross unrealized appreciation              $       12,080
        Gross unrealized depreciation                  (1,606,294)
                                                   --------------
          Net unrealized depreciation              $   (1,594,214)
                                                   ==============

%      Represents a percentage of net assets.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, the value of these securities amounted to $2,105,000 or 5.11% of net assets.

                 See accompanying notes to financial statements.

            (this page has been left blank intentionally)

UBS RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2004 (UNAUDITED)

                                                                              UBS RELATIONSHIP FUNDS
                                                                ---------------------------------------------------
                                                                     GLOBAL         U.S. LARGE         LARGE CAP
                                                                   SECURITIES       CAP EQUITY       SELECT EQUITY
                                                                      FUND              FUND              FUND
-------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost:
     Unaffiliated issuers                                       $   774,937,110   $    87,477,779   $     9,182,225
     Affiliated issuers                                             122,993,400         3,294,141           373,295
   Foreign currency, at cost                                          3,356,865                --                --
   Investments of cash collateral received for
     securities loaned, at cost                                      51,828,978                --                --
                                                                ---------------   ---------------   ---------------
                                                                $   953,116,353   $    90,771,920   $     9,555,520
                                                                ===============   ===============   ===============
   Investments, at value:
     Unaffiliated issuers*                                      $   866,505,959   $    95,901,329   $    10,889,058
     Affiliated issuers                                             155,593,467         3,294,141           373,295
   Foreign currency, at value                                         3,341,943                --                --
   Investments of cash collateral received for
     securities loaned, at value                                     51,828,978                --                --
   Cash                                                                      --                --                --
   Receivables:
     Investment securities sold                                      13,972,509           415,776            54,366
     Due from advisor                                                        --            10,537            10,376
     Dividends                                                        1,031,867            82,498             7,809
     Interest                                                         3,556,116             3,553               385
     Fund shares sold                                                        --                --                --
     Variation margin                                                    35,325             8,050                --
     Cash collateral, due from broker                                        --           112,000                --
   Net unrealized appreciation on forward foreign
     currency contracts                                               1,215,318                --                --
   Other assets                                                          31,210               782               174
                                                                ---------------   ---------------   ---------------
     TOTAL ASSETS                                                 1,097,112,692        99,828,666        11,335,463
                                                                ---------------   ---------------   ---------------
LIABILITIES:
   Payables:
     Securities loaned                                               51,828,978                --                --
     Investment securities purchased                                 16,121,833                --                --
     Fund shares redeemed                                               127,595                --                --
     Administration fees                                                130,306                --                --
     Custody fees                                                       112,970             9,902             1,149
     Country tax expense                                                     --                --                --
     Distributions                                                           --                --                --
     Trustees' fees                                                       8,136             4,833             5,332
     Due to custodian bank                                               11,456                --                --
     Accrued expenses                                                    89,961            14,985            11,664
   Net unrealized depreciation on forward foreign
     currency contracts                                                 204,296                --                --
                                                                ---------------   ---------------   ---------------
     TOTAL LIABILITIES                                               68,635,531            29,720            18,145
                                                                ---------------   ---------------   ---------------
NET ASSETS                                                      $ 1,028,477,161   $    99,798,946   $    11,317,318
                                                                ===============   ===============   ===============
   Shares outstanding                                                42,347,831         6,758,887         1,179,300
                                                                ===============   ===============   ===============
   Net asset value, offering and redemption price per share +   $       24.2864   $       14.7656   $        9.5966
                                                                ===============   ===============   ===============

                                                                     UBS RELATIONSHIP FUNDS
                                                                ---------------------------------
                                                                 U.S. LARGE CAP
                                                                  VALUE EQUITY       SMALL CAP
                                                                      FUND          EQUITY FUND
                                                                ---------------------------------
ASSETS:
   Investments, at cost:
     Unaffiliated issuers                                       $    89,036,112   $   271,311,714
     Affiliated issuers                                               1,427,757         6,151,370
   Foreign currency, at cost                                                 --                --
   Investments of cash collateral received for
     securities loaned, at cost                                              --                --
                                                                ---------------   ---------------
                                                                $    90,463,869   $   277,463,084
                                                                ===============   ===============
   Investments, at value:
     Unaffiliated issuers*                                      $   103,198,340   $   315,430,287
     Affiliated issuers                                               1,427,757         6,151,370
   Foreign currency, at value                                                --                --
   Investments of cash collateral received for
     securities loaned, at value                                             --                --
   Cash                                                                      --            10,788
   Receivables:
     Investment securities sold                                              --         1,609,326
     Due from advisor                                                    11,170            15,506
     Dividends                                                           71,273           157,495
     Interest                                                             2,201            12,226
     Fund shares sold                                                        --                --
     Variation margin                                                        --            23,000
     Cash collateral, due from broker                                        --                --
   Net unrealized appreciation on forward foreign
     currency contracts                                                      --                --
   Other assets                                                           1,301             3,352
                                                                ---------------   ---------------
     TOTAL ASSETS                                                   104,712,042       323,413,350
                                                                ---------------   ---------------
LIABILITIES:
   Payables:
     Securities loaned                                                       --                --
     Investment securities purchased                                         --           633,729
     Fund shares redeemed                                               771,874               516
     Administration fees                                                     --                --
     Custody fees                                                         9,258            40,145
     Country tax expense                                                     --                --
     Distributions                                                           --                --
     Trustees' fees                                                       3,869             3,194
     Due to custodian bank                                                   --                --
     Accrued expenses                                                     9,924            22,082
   Net unrealized depreciation on forward foreign
     currency contracts                                                      --                --
                                                                ---------------   ---------------
     TOTAL LIABILITIES                                                  794,925           699,666
                                                                ---------------   ---------------
NET ASSETS                                                      $   103,917,117   $   322,713,684
                                                                ===============   ===============
   Shares outstanding                                                 7,076,648         9,228,480
                                                                ===============   ===============
   Net asset value, offering and redemption price per share +   $       14.6845   $       34.9693
                                                                ===============   ===============

   * The market value for securities loaned for UBS Global Securities Relationship Fund as of June 30, 2004 is $50,812,324.

   + Maximum offering price per share for the UBS Emerging Markets Equity
     Relationship Fund is $12.5137 (net asset value, plus 1.52% of net asset value, or 0.75% of offering price). Redemption price per share for the UBS Emerging Markets Equity Relationship Fund is $12.2339 (net asset value, less 0.75% of net asset value, or 1.52% of redemption value). Maximum offering price per share for the UBS Emerging Markets Debt Relationship Fund is $43.2907 (net asset value, plus 0.50% of net asset value, or 0.50% of offering price).

                See accompanying notes to financial statements.

                                                                               UBS RELATIONSHIP FUNDS
                                                                ---------------------------------------------------
                                                                                     EMERGING          U.S. CASH
                                                                 INTERNATIONAL        MARKETS          MANAGEMENT
                                                                  EQUITY FUND       EQUITY FUND        PRIME FUND
-------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost:
     Unaffiliated issuers                                       $    70,552,569   $   454,035,809   $            --
     Affiliated issuers                                                  98,952         6,039,368       222,719,036
   Foreign currency, at cost                                            849,400         1,171,940                --
   Investments of cash collateral received for
     securities loaned, at cost                                              --                --                --
                                                                ---------------   ---------------   ---------------
                                                                $    71,500,921   $   461,247,117   $   222,719,036
                                                                ===============   ===============   ===============
   Investments, at value:
     Unaffiliated issuers*                                      $    83,650,152   $   515,540,694   $            --
     Affiliated issuers                                                  98,952         6,039,368       222,719,036
   Foreign currency, at value                                           843,524         1,055,766                --
   Investments of cash collateral received for
     securities loaned, at value                                             --                --                --
   Cash                                                                      --                --                --
   Receivables:
     Investment securities sold                                       1,025,298         5,501,245                --
     Due from advisor                                                    13,506                --            11,240
     Dividends                                                          270,994         1,308,332                --
     Interest                                                               412             6,335           256,521
     Fund shares sold                                                        --                --                --
     Variation margin                                                        --                --                --
     Cash collateral, due from broker                                        --                --                --
   Net unrealized appreciation on forward foreign
     currency contracts                                                 155,481                --                --
   Other assets                                                           1,097             4,320             3,859
                                                                ---------------   ---------------   ---------------
     TOTAL ASSETS                                                    86,059,416       529,456,060       222,990,656
                                                                ---------------   ---------------   ---------------
LIABILITIES:
   Payables:
     Securities loaned                                                       --                --                --
     Investment securities purchased                                    914,676                --                --
     Fund shares redeemed                                               124,939             3,932                --
     Administration fees                                                     --            58,267                --
     Custody fees                                                        36,095           446,280            31,647
     Country tax expense                                                     --           549,417                --
     Distributions                                                           --                --           236,730
     Trustees' fees                                                       4,281             2,373             7,935
     Due to custodian bank                                                   --           110,016                --
     Accrued expenses                                                    28,998            63,537            16,768
   Net unrealized depreciation on forward foreign
     currency contracts                                                  30,092                --                --
                                                                ---------------   ---------------   ---------------
     TOTAL LIABILITIES                                                1,139,081         1,233,822           293,080
                                                                ---------------   ---------------   ---------------
NET ASSETS                                                      $    84,920,335   $   528,222,238   $   222,697,576
                                                                ===============   ===============   ===============
   Shares outstanding                                                 6,920,102        42,853,293       222,697,576
                                                                ===============   ===============   ===============
   Net asset value, offering and redemption price per share +   $       12.2715   $       12.3263   $        1.0000
                                                                ===============   ===============   ===============

                                                                               UBS RELATIONSHIP FUNDS
                                                                ---------------------------------------------------
                                                                                                       EMERGING
                                                                   U.S. BOND         HIGH YIELD         MARKETS
                                                                      FUND              FUND           DEBT FUND
-------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost:
     Unaffiliated issuers                                       $    62,821,047   $   116,232,180   $    97,919,297
     Affiliated issuers                                               1,067,010         2,561,567         5,639,324
   Foreign currency, at cost                                                 --                --            11,271
   Investments of cash collateral received for
     securities loaned, at cost                                              --                --                --
                                                                ---------------   ---------------   ---------------
                                                                $    63,888,057   $   118,793,747   $   103,569,892
                                                                ===============   ===============   ===============
   Investments, at value:
     Unaffiliated issuers*                                      $    62,721,437   $   110,094,255   $    95,429,106
     Affiliated issuers                                               1,067,010         2,561,567         5,639,324
   Foreign currency, at value                                                --                --            12,081
   Investments of cash collateral received for
     securities loaned, at value                                             --                --                --
   Cash                                                                   6,474           441,141                --
   Receivables:
     Investment securities sold                                       1,494,347           613,241         1,098,287
     Due from advisor                                                    11,455            15,255                --
     Dividends                                                               --                --                --
     Interest                                                           658,246         2,184,398         1,563,919
     Fund shares sold                                                        --                --                --
     Variation margin                                                        --                --            87,344
     Cash collateral, due from broker                                        --                --                --
   Net unrealized appreciation on forward foreign
     currency contracts                                                      --                --            30,148
   Other assets                                                           1,111             1,966             1,576
                                                                ---------------   ---------------   ---------------
     TOTAL ASSETS                                                    65,960,080       115,911,823       103,861,785
                                                                ---------------   ---------------   ---------------
LIABILITIES:
   Payables:
     Securities loaned                                                       --                --                --
     Investment securities purchased                                  1,835,870           427,738         2,227,798
     Fund shares redeemed                                               279,000               933                --
     Administration fees                                                     --                --            12,343
     Custody fees                                                         7,223            14,816           101,152
     Country tax expense                                                     --                --                --
     Distributions                                                           --                --                --
     Trustees' fees                                                       4,583             4,267             4,079
     Due to custodian bank                                                   --                --                --
     Accrued expenses                                                    21,723            13,135            60,697
   Net unrealized depreciation on forward foreign
     currency contracts                                                      --                --           229,521
                                                                ---------------   ---------------   ---------------
     TOTAL LIABILITIES                                                2,148,399           460,889         2,635,590
                                                                ---------------   ---------------   ---------------
NET ASSETS                                                      $    63,811,681   $   115,450,934   $   101,226,195
                                                                ===============   ===============   ===============
   Shares outstanding                                                 4,645,985         6,777,423         2,349,981
                                                                ===============   ===============   ===============
   Net asset value, offering and redemption price per share +   $       13.7348   $       17.0346   $       43.0753
                                                                ===============   ===============   ===============

                                                                               UBS RELATIONSHIP FUNDS
                                                               ----------------------------------------------------
                                                               U.S. SECURITIZED                      OPPORTUNISTIC
                                                                   MORTGAGE          CORPORATE        HIGH YIELD
                                                                     FUND            BOND FUND         BOND FUND
-------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost:
     Unaffiliated issuers                                       $   813,684,270   $   287,112,917   $    41,150,214
     Affiliated issuers                                              28,341,652         3,827,410           460,231
   Foreign currency, at cost                                                 --                --                --
   Investments of cash collateral received for
     securities loaned, at cost                                              --                --                --
                                                                ---------------   ---------------   ---------------
                                                                $   842,025,922   $   290,940,327   $    41,610,445
                                                                ===============   ===============   ===============
   Investments, at value:
     Unaffiliated issuers*                                      $   811,578,355   $   283,255,461   $    39,556,000
     Affiliated issuers                                              28,341,652         3,827,410           460,231
   Foreign currency, at value                                                --                --                --
   Investments of cash collateral received for
     securities loaned, at value                                             --                --                --
   Cash                                                                      --           165,547           109,834
   Receivables:
     Investment securities sold                                      39,582,108                --                --
     Due from advisor                                                        --            21,351                --
     Dividends                                                               --                --                --
     Interest                                                         4,086,114         4,634,405         1,102,569
     Fund shares sold                                                 1,450,000         1,151,000                --
     Variation margin                                                        --                --                --
     Cash collateral, due from broker                                        --                --                --
   Net unrealized appreciation on forward foreign
     currency contracts                                                      --                --                --
   Other assets                                                           8,439             3,290               596
                                                                ---------------   ---------------   ---------------
     TOTAL ASSETS                                                   885,046,668       293,058,464        41,229,230
                                                                ---------------   ---------------   ---------------
LIABILITIES:
   Payables:
     Securities loaned                                                       --                --                --
     Investment securities purchased                                 50,951,719         1,327,383                --
     Fund shares redeemed                                                 4,127                --                --
     Administration fees                                                103,752            35,132                --
     Custody fees                                                        80,558            24,249             2,432
     Country tax expense                                                     --                --                --
     Distributions                                                           --                --                --
     Trustees' fees                                                       6,380             3,100                --
     Due to custodian bank                                              340,022                --                --
     Accrued expenses                                                    34,459            15,599            53,463
   Net unrealized depreciation on forward foreign
     currency contracts                                                      --                --                --
                                                                ---------------   ---------------   ---------------
     TOTAL LIABILITIES                                               51,521,017         1,405,463            55,895
                                                                ---------------   ---------------   ---------------
NET ASSETS                                                      $   833,525,651   $   291,653,001   $    41,173,335
                                                                ===============   ===============   ===============
   Shares outstanding                                                73,061,250        28,326,728         3,835,516
                                                                ===============   ===============   ===============
   Net asset value, offering and redemption price per share +   $       11.4086   $       10.2960   $       10.7348
                                                                ===============   ===============   ===============

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED
JUNE 30, 2004 (UNAUDITED)

                                                                               UBS RELATIONSHIP FUNDS
                                                                -----------------------------------------------------
                                                                     GLOBAL           U.S. LARGE         LARGE CAP
                                                                   SECURITIES         CAP EQUITY       SELECT EQUITY
                                                                      FUND               FUND              FUND
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                    $     7,782,647    $       684,763    $        94,768
   Interest                                                           4,629,467                 --                 --
   Affiliated interest                                                  125,266             15,502              1,731
   Securities lending--net                                              137,083                 --                 --
   Foreign tax withheld                                                (713,421)                --                 --
                                                                ---------------    ---------------    ---------------
     TOTAL INCOME                                               $    11,961,042    $       700,265    $        96,499
                                                                ---------------    ---------------    ---------------
EXPENSES:
   Custodian                                                    $       282,837    $        17,445    $         2,293
   Administration                                                        79,036                 --                 --
   Professional services                                                 42,537             28,128             25,868
   Trustees                                                               6,955              2,750              2,451
   Country tax                                                               --                 --                 --
   Other                                                                 12,546              1,562                928
                                                                ---------------    ---------------    ---------------
     TOTAL EXPENSES                                                     423,911             49,885             31,540
     Expenses reimbursed by Advisor                                          --            (29,165)           (28,816)
                                                                ---------------    ---------------    ---------------
     NET EXPENSES                                                       423,911             20,720              2,724
                                                                ---------------    ---------------    ---------------
     NET INVESTMENT INCOME                                           11,537,131            679,545             93,775
                                                                ---------------    ---------------    ---------------
   Net realized gain (loss) on:
     Investments                                                     34,475,526          4,421,321          1,013,061
     Futures contracts                                                 (864,142)          (107,702)                --
     Foreign currency transactions                                   (2,227,781)                --                 --
                                                                ---------------    ---------------    ---------------
     Net realized gain (loss)                                        31,383,603          4,313,619          1,013,061
                                                                ---------------    ---------------    ---------------
   Change in net unrealized appreciation or depreciation on:
     Investments and foreign currency contracts                     (22,202,719)        (1,910,488)          (559,271)
     Futures contracts                                                  650,992             13,251                 --
     Forward foreign currency contracts                               2,416,401                 --                 --
     Translation of other assets and liabilities denominated
       in foreign currency                                              (84,333)                --                 --
                                                                ---------------    ---------------    ---------------
       Change in net unrealized appreciation or depreciation        (19,219,659)        (1,897,237)          (559,271)
                                                                ---------------    ---------------    ---------------
Net realized and unrealized gain (loss)                              12,163,944          2,416,382            453,790
                                                                ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting from
  operations                                                    $    23,701,075    $     3,095,927    $       547,565
                                                                ===============    ===============    ===============

                                                                      UBS RELATIONSHIP FUNDS
                                                                ----------------------------------
                                                                 U.S. LARGE CAP
                                                                  VALUE EQUITY        SMALL CAP
                                                                      FUND           EQUITY FUND
                                                                ----------------------------------
INVESTMENT INCOME:
   Dividends                                                    $     1,080,115    $     1,708,165
   Interest                                                                 954              8,239
   Affiliated interest                                                   15,922             76,119
   Securities lending--net                                                   --                 --
   Foreign tax withheld                                                      --                 --
                                                                ---------------    ---------------
     TOTAL INCOME                                               $     1,096,991    $     1,792,523
                                                                ---------------    ---------------
EXPENSES:
   Custodian                                                    $        20,917    $        62,578
   Administration                                                            --                 --
   Professional services                                                 28,632             30,683
   Trustees                                                               2,854              3,681
   Country tax                                                               --                 --
   Other                                                                  2,101              4,237
                                                                ---------------    ---------------
     TOTAL EXPENSES                                                      54,504            101,179
     Expenses reimbursed by Advisor                                     (29,660)           (42,496)
                                                                ---------------    ---------------
     NET EXPENSES                                                        24,844             58,683
                                                                ---------------    ---------------
     NET INVESTMENT INCOME                                            1,072,147          1,733,840
                                                                ---------------    ---------------
   Net realized gain (loss) on:
     Investments                                                      4,640,668         18,406,681
     Futures contracts                                                   78,968          1,294,051
     Foreign currency transactions                                           --                 --
                                                                ---------------    ---------------
     Net realized gain (loss)                                         4,719,636         19,700,732
                                                                ---------------    ---------------
   Change in net unrealized appreciation or depreciation on:
     Investments and foreign currency contracts                      (1,887,449)        (2,881,859)
     Futures contracts                                                  (73,364)          (661,040)
     Forward foreign currency contracts                                      --                 --
     Translation of other assets and liabilities denominated
       in foreign currency                                                   --                 --
                                                                ---------------    ---------------
       Change in net unrealized appreciation or depreciation         (1,960,813)        (3,542,899)
                                                                ---------------    ---------------
Net realized and unrealized gain (loss)                               2,758,823         16,157,833
                                                                ---------------    ---------------
Net increase (decrease) in net assets resulting from
  operations                                                    $     3,830,970    $    17,891,673
                                                                ===============    ===============

   * The Fund re-commenced operations on April 5, 2004.
   + Net of $1,151,916 of Indian taxes related to investment transactions.

                 See accompanying notes to financial statements.

                                                                               UBS RELATIONSHIP FUNDS
                                                                ------------------------------------------------------
                                                                 INTERNATIONAL        EMERGING           U.S. CASH
                                                                    EQUITY             MARKETS           MANAGEMENT
                                                                     FUND            EQUITY FUND         PRIME FUND
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                    $     1,611,437    $     6,545,197     $            --
   Interest                                                                  --             24,664                  --
   Affiliated interest                                                    1,497             26,533           1,516,254
   Securities lending--net                                                   --                 --                  --
   Foreign tax withheld                                                (176,189)          (474,951)                 --
                                                                ---------------    ---------------     ---------------
     TOTAL INCOME                                               $     1,436,745    $     6,121,443     $     1,516,254
                                                                ---------------    ---------------     ---------------
EXPENSES:
   Custodian                                                    $        39,992    $       571,277     $         2,645
   Administration                                                            --            159,966                  --
   Professional services                                                 33,868             41,039              23,871
   Trustees                                                               2,785              4,081               3,628
   Country tax                                                               --            799,029                  --
   Other                                                                  1,889              5,247              10,929
                                                                ---------------    ---------------     ---------------
     TOTAL EXPENSES                                                      78,534          1,580,639              41,073
     Expenses reimbursed by Advisor                                     (38,534)                --             (27,302)
                                                                ---------------    ---------------     ---------------
     NET EXPENSES                                                        40,000          1,580,639              13,771
                                                                ---------------    ---------------     ---------------
     NET INVESTMENT INCOME                                            1,396,745          4,540,804           1,502,483
                                                                ---------------    ---------------     ---------------
   Net realized gain (loss) on:
     Investments                                                      5,218,719         30,625,667+                 --
     Futures contracts                                                       --                 --                  --
     Foreign currency transactions                                     (778,336)          (838,193)                 --
                                                                ---------------    ---------------     ---------------
       Net realized gain (loss)                                       4,440,383         29,787,474                  --
                                                                ---------------    ---------------     ---------------
   Change in net unrealized appreciation or depreciation on:
     Investments and foreign currency contracts                      (3,453,526)       (29,523,331)                 --
     Futures contracts                                                       --                 --                  --
     Forward foreign currency contracts                                 374,791                 --                  --
     Translation of other assets and liabilities denominated
       in foreign currency                                               (8,838)           (19,163)                 --
                                                                ---------------    ---------------     ---------------
       Change in net unrealized appreciation or depreciation         (3,087,573)       (29,542,494)                 --
                                                                ---------------    ---------------     ---------------
Net realized and unrealized gain (loss)                               1,352,810            244,980                  --
                                                                ---------------    ---------------     ---------------
Net increase (decrease) in net assets resulting from
  operations                                                    $     2,749,555    $     4,785,784     $     1,502,483
                                                                ===============    ===============     ===============

                                                                                UBS RELATIONSHIP FUNDS
                                                                -----------------------------------------------------
                                                                                                          EMERGING
                                                                   U.S. BOND         HIGH YIELD            MARKETS
                                                                     FUND               FUND              DEBT FUND
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                    $            --    $            --    $            --
   Interest                                                           1,457,194          7,258,670          3,692,783
   Affiliated interest                                                    7,717             38,268             13,595
   Securities lending--net                                                   --                 --                 --
   Foreign tax withheld                                                      --                 --             (6,115)
                                                                ---------------    ---------------    ---------------
     TOTAL INCOME                                               $     1,464,911    $     7,296,938    $     3,700,263
                                                                ---------------    ---------------    ---------------
EXPENSES:
   Custodian                                                    $        13,097    $        32,604    $        39,261
   Administration                                                            --                 --             38,824
   Professional services                                                 29,899             33,292             41,960
   Trustees                                                               2,741              3,197              2,905
   Country tax                                                               --                 --                 --
   Other                                                                  1,903              2,796              2,388
                                                                ---------------    ---------------    ---------------
     TOTAL EXPENSES                                                      47,640             71,889            125,338
     Expenses reimbursed by Advisor                                     (32,087)           (41,318)                --
                                                                ---------------    ---------------    ---------------
     NET EXPENSES                                                        15,553             30,571            125,338
                                                                ---------------    ---------------    ---------------
     NET INVESTMENT INCOME                                            1,449,358          7,266,367          3,574,925
                                                                ---------------    ---------------    ---------------
   Net realized gain (loss) on:
     Investments                                                        861,969          5,533,591          4,218,970
     Futures contracts                                                       --                 --            (87,147)
     Foreign currency transactions                                           --                 --             37,157
                                                                ---------------    ---------------    ---------------
       Net realized gain (loss)                                         861,969          5,533,591          4,168,980
                                                                ---------------    ---------------    ---------------
   Change in net unrealized appreciation or depreciation on:
     Investments and foreign currency contracts                      (1,957,721)        (8,133,970)        (8,279,470)
     Futures contracts                                                       --                 --            155,439
     Forward foreign currency contracts                                      --                 --            (50,856)
     Translation of other assets and liabilities denominated
       in foreign currency                                                   --                 --                958
                                                                ---------------    ---------------    ---------------
       Change in net unrealized appreciation or depreciation         (1,957,721)        (8,133,970)        (8,173,929)
                                                                ---------------    ---------------    ---------------
Net realized and unrealized gain (loss)                              (1,095,752)        (2,600,379)        (4,004,949)
                                                                ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting from
  operations                                                    $       353,606    $     4,665,988    $      (430,024)
                                                                ===============    ===============    ===============

                                                                               UBS RELATIONSHIP FUNDS
                                                               ------------------------------------------------------
                                                                                                       OPPORTUNISTIC
                                                               U.S. SECURITIZED       CORPORATE          HIGH YIELD
                                                                 MORTGAGE FUND        BOND FUND          BOND FUND*
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                    $            --    $            --    $            --
   Interest                                                          16,382,514          6,244,164            877,664
   Affiliated interest                                                  115,726             19,564              1,323
   Securities lending--net                                                   --                 --                 --
   Foreign tax withheld                                                      --                 --                 --
                                                                ---------------    ---------------    ---------------
     TOTAL INCOME                                               $    16,498,240    $     6,263,728    $       878,987
                                                                ---------------    ---------------    ---------------
EXPENSES:
   Custodian                                                    $       155,432    $        52,163    $         3,391
   Administration                                                       288,483             59,625                 --
   Professional services                                                 32,025             32,270              5,934
   Trustees                                                               5,666              3,521              1,085
   Country tax                                                               --                 --                 --
   Other                                                                  9,537              4,173              2,120
                                                                ---------------    ---------------    ---------------
     TOTAL EXPENSES                                                     491,143            151,752             12,530
     Expenses reimbursed by Advisor                                          --            (21,351)                --
                                                                ---------------    ---------------    ---------------
     NET EXPENSES                                                       491,143            130,401             12,530
                                                                ---------------    ---------------    ---------------
     NET INVESTMENT INCOME                                           16,007,097          6,133,327            866,457
                                                                ---------------    ---------------    ---------------
   Net realized gain (loss) on:
     Investments                                                        236,835          1,015,968                 --
     Futures contracts                                                       --                 --                 --
     Foreign currency transactions                                           --                 --                 --
                                                                ---------------    ---------------    ---------------
       Net realized gain (loss)                                         236,835          1,015,968                 --
                                                                ---------------    ---------------    ---------------
   Change in net unrealized appreciation or depreciation on:
     Investments and foreign currency contracts                     (10,791,617)        (8,186,034)        (1,594,213)
     Futures contracts                                                       --                 --                 --
     Forward foreign currency contracts                                      --                 --                 --
     Translation of other assets and liabilities denominated
       in foreign currency                                                   --                 --                 --
                                                                ---------------    ---------------    ---------------
       Change in net unrealized appreciation or depreciation        (10,791,617)        (8,186,034)        (1,594,213)
                                                                ---------------    ---------------    ---------------
Net realized and unrealized gain (loss)                             (10,554,782)        (7,170,066)        (1,594,213)
                                                                ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting from
  operations                                                    $     5,452,315    $    (1,036,739)   $      (727,756)
                                                                ===============    ===============    ===============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         UBS                                 UBS
                                                                  GLOBAL SECURITIES                U.S. LARGE CAP EQUITY
                                                                  RELATIONSHIP FUND                  RELATIONSHIP FUND
                                                         ----------------------------------  ----------------------------------
                                                         SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED     YEAR ENDED
                                                           JUNE 30, 2004     DECEMBER 31,      JUNE 30, 2004     DECEMBER 31,
                                                            (UNAUDITED)          2003           (UNAUDITED)          2003
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                  $    11,537,131   $    16,302,836   $       679,545   $     1,013,365
   Net realized gain (loss)                                    31,383,603        22,405,117         4,313,619           706,770
   Change in net unrealized appreciation or depreciation      (19,219,659)      166,416,620        (1,897,237)       13,452,829
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase in net assets from operations                  23,701,075       205,124,573         3,095,927        15,172,964
                                                          ---------------   ---------------   ---------------   ---------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                   61,673,743       147,540,267        43,898,911        10,413,000
   Cost of shares redeemed                                     (9,436,065)      (61,077,685)      (12,951,622)       (9,735,558)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease) in net assets resulting from
     capital share transactions                                52,237,678        86,462,582        30,947,289           677,442
                                                          ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS                              75,938,753       291,587,155        34,043,216        15,850,406
NET ASSETS, BEGINNING OF PERIOD                               952,538,408       660,951,253        65,755,730        49,905,324
                                                          ---------------   ---------------   ---------------   ---------------
NET ASSETS, END OF PERIOD                                 $ 1,028,477,161   $   952,538,408   $    99,798,946   $    65,755,730
                                                          ===============   ===============   ===============   ===============

SHARE TRANSACTIONS:
   Shares sold                                                  2,571,010         6,981,162         3,037,496           866,530
   Shares redeemed                                               (392,063)       (3,031,896)         (895,636)         (832,838)
                                                          ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in shares outstanding                   2,178,947         3,949,266         2,141,860            33,692
                                                          ===============   ===============   ===============   ===============

                 See accompanying notes to financial statements.

                                                                         UBS                                UBS
                                                                  LARGE CAP SELECT              U.S. LARGE CAP VALUE EQUITY
                                                               EQUITY RELATIONSHIP FUND               RELATIONSHIP FUND
                                                         ----------------------------------  ----------------------------------
                                                         SIX MONTHS ENDED      YEAR ENDED    SIX MONTHS ENDED      YEAR ENDED
                                                           JUNE 30, 2004      DECEMBER 31,     JUNE 30, 2004      DECEMBER 31,
                                                            (UNAUDITED)           2003          (UNAUDITED)           2003
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                  $        93,775   $       249,216   $     1,072,147   $     2,203,979
   Net realized gain (loss)                                     1,013,061          (113,159)        4,719,636          (361,076)
   Change in net unrealized appreciation or depreciation         (559,271)        3,188,137        (1,960,813)       24,871,250
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase in net assets from operations                     547,565         3,324,194         3,830,970        26,714,153
                                                          ---------------   ---------------   ---------------   ---------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                           --                --           241,435           147,999
   Cost of shares redeemed                                     (3,876,333)          (59,014)       (8,691,324)       (9,344,950)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease) in net assets resulting from
     capital share transactions                                (3,876,333)          (59,014)       (8,449,889)       (9,196,951)
                                                          ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS                              (3,328,768)        3,265,180        (4,618,919)       17,517,202
NET ASSETS, BEGINNING OF PERIOD                                14,646,086        11,380,906       108,536,036        91,018,834
                                                          ---------------   ---------------   ---------------   ---------------
NET ASSETS, END OF PERIOD                                 $    11,317,318   $    14,646,086   $   103,917,117   $   108,536,036
                                                          ===============   ===============   ===============   ===============

SHARE TRANSACTIONS:
   Shares sold                                                         --                --            16,859            11,769
   Shares redeemed                                               (413,986)           (7,271)         (598,512)         (785,022)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease) in shares outstanding                 (413,986)           (7,271)         (581,653)         (773,253)
                                                          ===============   ===============   ===============   ===============

                                                                         UBS
                                                                      SMALL CAP
                                                              EQUITY RELATIONSHIP FUND
                                                         ----------------------------------
                                                         SIX MONTHS ENDED      YEAR ENDED
                                                           JUNE 30, 2004      DECEMBER 31,
                                                            (UNAUDITED)           2003
-------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                  $     1,733,840   $     3,337,655
   Net realized gain (loss)                                    19,700,732        13,901,974
   Change in net unrealized appreciation or depreciation       (3,542,899)       50,938,495
                                                          ---------------   ---------------
   Net increase in net assets from operations                  17,891,673        68,178,124
                                                          ---------------   ---------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                   47,100,000        84,140,000
   Cost of shares redeemed                                    (30,249,373)         (793,178)
                                                          ---------------   ---------------
   Net increase (decrease) in net assets resulting from
     capital share transactions                                16,850,627        83,346,822
                                                          ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS                              34,742,300       151,524,946
NET ASSETS, BEGINNING OF PERIOD                               287,971,384       136,446,438
                                                          ---------------   ---------------
NET ASSETS, END OF PERIOD                                 $   322,713,684   $   287,971,384
                                                          ===============   ===============

SHARE TRANSACTIONS:
   Shares sold                                                  1,381,287         3,047,853
   Shares redeemed                                               (881,230)          (26,025)
                                                          ---------------   ---------------
   Net increase (decrease) in shares outstanding                  500,057         3,021,828
                                                          ===============   ===============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         UBS                                UBS
                                                                INTERNATIONAL EQUITY               EMERGING MARKETS EQUITY
                                                                  RELATIONSHIP FUND                   RELATIONSHIP FUND
                                                         ----------------------------------  ----------------------------------
                                                         SIX MONTHS ENDED      YEAR ENDED    SIX MONTHS ENDED      YEAR ENDED
                                                           JUNE 30, 2004      DECEMBER 31,     JUNE 30, 2004      DECEMBER 31,
                                                            (UNAUDITED)          2003           (UNAUDITED)           2003
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                  $     1,396,745   $     2,075,189   $     4,540,804   $     6,251,006
   Net realized gain (loss)                                     4,440,383        (2,435,669)       29,787,474        29,482,578
   Change in net unrealized appreciation (depreciation)        (3,087,573)       26,178,359       (29,542,494)       93,889,365
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease) in net assets from operations        2,749,555        25,817,879         4,785,784       129,622,949
                                                          ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income                            --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                      561,462         5,047,638       197,322,241        87,395,888
   Dividends issued on reinvestment of distributions                   --                --                --                --
   Redemption fees                                                     --                --         1,984,172                --
   Cost of shares redeemed                                    (14,338,106)      (15,461,710)      (47,904,015)      (53,975,103)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease) in net assets resulting from
     capital share transactions                               (13,776,644)      (10,414,072)      151,402,398        33,420,785
                                                          ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS                             (11,027,089)       15,403,807       156,188,182       163,043,734
NET ASSETS, BEGINNING OF PERIOD                                95,947,424        80,543,617       372,034,056       208,990,322
                                                          ---------------   ---------------   ---------------   ---------------
NET ASSETS, END OF PERIOD                                 $    84,920,335   $    95,947,424   $   528,222,238   $   372,034,056
                                                          ===============   ===============   ===============   ===============

SHARE TRANSACTIONS:
   Shares sold                                                     46,130           568,249        16,172,897         9,401,285
   Shares issued on reinvestment of distributions                      --                --                --                --
   Shares redeemed                                             (1,180,385)       (1,555,303)       (3,427,214)       (5,576,478)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease) in shares outstanding               (1,134,255)         (987,054)       12,745,683         3,824,807
                                                          ===============   ===============   ===============   ===============

                 See accompanying notes to financial statements.

                                                                         UBS                                 UBS
                                                                U.S. CASH MANAGEMENT                       U.S. BOND
                                                              PRIME RELATIONSHIP FUND                 RELATIONSHIP FUND
                                                         ----------------------------------  ----------------------------------
                                                         SIX MONTHS ENDED      YEAR ENDED    SIX MONTHS ENDED      YEAR ENDED
                                                           JUNE 30, 2004      DECEMBER 31,     JUNE 30, 2004      DECEMBER 31,
                                                            (UNAUDITED)          2003           (UNAUDITED)          2003
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                  $     1,502,483   $     4,935,408   $     1,449,358   $     3,715,349
   Net realized gain (loss)                                            --                --           861,969           794,095
   Change in net unrealized appreciation (depreciation)                --                --        (1,957,721)         (483,005)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease) in net assets from operations        1,502,483         4,935,408           353,606         4,026,439
                                                          ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income                    (1,502,483)       (4,935,408)               --                --
                                                          ---------------   ---------------   ---------------   ---------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                  630,452,549       979,611,780         3,000,000        12,099,982
   Dividends issued on reinvestment of distributions              271,895         2,584,608                --                --
   Redemption fees                                                     --                --                --                --
   Cost of shares redeemed                                   (655,746,270)   (1,306,520,333)      (25,611,500)       (8,656,208)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease) in net assets resulting from
     capital share transactions                               (25,021,826)     (324,323,945)      (22,611,500)        3,443,774
                                                          ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS                             (25,021,826)     (324,323,945)      (22,257,894)        7,470,213
NET ASSETS, BEGINNING OF PERIOD                               247,719,402       572,043,347        86,069,575        78,599,362
                                                          ---------------   ---------------   ---------------   ---------------
NET ASSETS, END OF PERIOD                                 $   222,697,576   $   247,719,402   $    63,811,681   $    86,069,575
                                                          ===============   ===============   ===============   ===============

SHARE TRANSACTIONS:
   Shares sold                                                630,452,549       979,611,780           216,563           913,128
   Shares issued on reinvestment of distributions                 271,895         2,584,608                --                --
   Shares redeemed                                           (655,746,270)   (1,306,520,333)       (1,865,107)         (640,537)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease) in shares outstanding              (25,021,826)     (324,323,945)       (1,648,544)          272,591
                                                          ===============   ===============   ===============   ===============

                                                                         UBS
                                                                     HIGH YIELD
                                                                  RELATIONSHIP FUND
                                                         ----------------------------------
                                                         SIX MONTHS ENDED      YEAR ENDED
                                                           JUNE 30, 2004      DECEMBER 31,
                                                           (UNAUDITED)           2003
-------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                  $     7,266,367   $    14,985,470
   Net realized gain (loss)                                     5,533,591         2,270,593
   Change in net unrealized appreciation (depreciation)        (8,133,970)       15,722,999
                                                          ---------------   ---------------
   Net increase (decrease) in net assets from operations        4,665,988        32,979,062
                                                          ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income                            --                --
                                                          ---------------   ---------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                   38,278,029        57,703,173
   Dividends issued on reinvestment of distributions                   --                --
   Redemption fees                                                     --                --
   Cost of shares redeemed                                   (104,851,754)      (54,637,419)
                                                          ---------------   ---------------
   Net increase (decrease) in net assets resulting from
     capital share transactions                               (66,573,725)        3,065,754
                                                          ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS                             (61,907,737)       36,044,816
NET ASSETS, BEGINNING OF PERIOD                               177,358,671       141,313,855
                                                          ---------------   ---------------
NET ASSETS, END OF PERIOD                                 $   115,450,934   $   177,358,671
                                                          ===============   ===============

SHARE TRANSACTIONS:
   Shares sold                                                  2,263,840         3,799,736
   Shares issued on reinvestment of distributions                      --                --
   Shares redeemed                                             (6,166,525)       (3,604,823)
                                                          ---------------   ---------------
   Net increase (decrease) in shares outstanding               (3,902,685)          194,913
                                                          ===============   ===============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         UBS                                 UBS
                                                                EMERGING MARKETS DEBT             U.S. SECURITIZED MORTGAGE
                                                                  RELATIONSHIP FUND                   RELATIONSHIP FUND
                                                         ----------------------------------  ----------------------------------
                                                         SIX MONTHS ENDED      YEAR ENDED    SIX MONTHS ENDED     YEAR ENDED
                                                           JUNE 30, 2004      DECEMBER 31,     JUNE 30, 2004      DECEMBER 31,
                                                            (UNAUDITED)           2003          (UNAUDITED)          2003
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                  $     3,574,925   $    10,707,283   $    16,007,097   $    26,261,528
   Net realized gain (loss)                                     4,168,980        20,171,957           236,835           991,988
   Change in net unrealized appreciation (depreciation)        (8,173,929)        1,121,197       (10,791,617)       (5,020,260)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease) in net assets from operations         (430,024)       32,000,437         5,452,315        22,233,256
                                                          ---------------   ---------------   ---------------   ---------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                    8,299,974        29,459,973       164,354,122        48,413,009
   Redemption fees                                                 36,376                --                --                --
   Cost of shares redeemed                                    (31,988,005)      (46,748,130)      (37,641,389)      (32,115,248)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease) in net assets resulting from
     capital share transactions                               (23,651,655)      (17,288,157)      126,712,733        16,297,761
                                                          ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS                             (24,081,679)       14,712,280       132,165,048        38,531,017
NET ASSETS, BEGINNING OF PERIOD                               125,307,874       110,595,594       701,360,603       662,829,586
                                                          ---------------   ---------------   ---------------   ---------------
NET ASSETS, END OF PERIOD                                 $   101,226,195   $   125,307,874   $   833,525,651   $   701,360,603
                                                          ===============   ===============   ===============   ===============

SHARE TRANSACTIONS:
   Shares sold                                                    191,736           751,432        14,412,910         4,319,928
   Shares redeemed                                               (729,651)       (1,141,786)       (3,313,320)       (2,908,047)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease) in shares outstanding                 (537,915)         (390,354)       11,099,590         1,411,881
                                                          ===============   ===============   ===============   ===============

* The Fund re-commenced operations on April 5, 2004.

                 See accompanying notes to financial statements.

                                                                         UBS                                 UBS
                                                                    CORPORATE BOND                 OPPORTUNISTIC HIGH YIELD
                                                                  RELATIONSHIP FUND                   RELATIONSHIP FUND
                                                         ----------------------------------  ----------------------------------
                                                         SIX MONTHS ENDED      YEAR ENDED    SIX MONTHS ENDED      YEAR ENDED
                                                           JUNE 30, 2004      DECEMBER 31,    JUNE 30, 2004*      DECEMBER 31,
                                                            (UNAUDITED)           2003         (UNAUDITED)            2003
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                  $     6,133,327   $     3,271,926   $       866,457   $     1,605,207
   Net realized gain (loss)                                     1,015,968            18,073                --         2,885,904
   Change in net unrealized appreciation (depreciation)        (8,186,034)        4,328,578        (1,594,213)          395,350
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease) in net assets from operations       (1,036,739)        7,618,577          (727,756)        4,886,461
                                                          ---------------   ---------------   ---------------   ---------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                   65,791,000       243,987,363        41,901,080         8,735,178
   Redemption fees                                                     --                --                --                --
   Cost of shares redeemed                                    (23,200,000)       (1,507,200)               --       (61,019,519)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease) in net assets resulting from
     capital share transactions                                42,591,000       242,480,163        41,901,080       (52,284,341)
                                                          ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS                              41,554,261       250,098,740        41,173,324       (47,397,880)
NET ASSETS, BEGINNING OF PERIOD                               250,098,740                --                11        47,397,891
                                                          ---------------   ---------------   ---------------   ---------------
NET ASSETS, END OF PERIOD                                 $   291,653,001   $   250,098,740   $    41,173,335   $            11
                                                          ===============   ===============   ===============   ===============

SHARE TRANSACTIONS:
   Shares sold                                                  6,325,871        24,370,143         3,835,515           831,054
   Shares redeemed                                             (2,221,409)         (147,877)               --        (5,512,029)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease) in shares outstanding                4,104,462        24,222,266         3,835,515        (4,680,975)
                                                          ===============   ===============   ===============   ===============

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                         SIX MONTHS ENDED                YEAR ENDED DECEMBER 31,
                                                          JUNE 30, 2004       ----------------------------------------------
UBS GLOBAL SECURITIES RELATIONSHIP FUND                    (UNAUDITED)             2003            2002             2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $        23.7133     $     18.2484   $     18.6799    $     18.0599
                                                         ----------------     -------------   -------------    -------------
Income (loss) from investment operations:
  Net investment income                                            0.2783*           0.4388*         0.3954*          0.4154*
  Net realized and unrealized gain (loss)                          0.2948            5.0261         (0.8269)          0.2046
                                                         ----------------     -------------   -------------    -------------
         Total income (loss) from investment operations            0.5731            5.4649         (0.4315)          0.6200
                                                         ----------------     -------------   -------------    -------------
Net asset value, end of period                           $        24.2864     $     23.7133   $     18.2484    $     18.6799
                                                         ================     =============   =============    =============
Total return                                                         2.42%+           29.95%          (2.31)%           3.42%
Ratios / Supplemental data:
  Net assets, end of period (in 000's)                   $      1,028,477     $     952,538   $     660,951    $     551,532
  Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit             0.0854%++         0.0880%           0.08%            0.05%
      After expense reimbursement and earnings credit              0.0854%++         0.0875%           0.07%            0.05%
  Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit               2.31%++           2.16%           2.14%            2.30%
      After expense reimbursement and earnings credit                2.31%++           2.16%           2.15%            2.30%
  Portfolio turnover rate                                              38%               67%            100%              91%

                                                             YEAR ENDED DECEMBER 31,
                                                         -----------------------------
UBS GLOBAL SECURITIES RELATIONSHIP FUND                       2000            1999
--------------------------------------------------------------------------------------
Net asset value, beginning of period                     $     16.8271   $     16.4989
                                                         -------------   -------------
Income (loss) from investment operations:
  Net investment income                                         0.4900*         1.2120
  Net realized and unrealized gain (loss)                       0.7428         (0.8838)
                                                         -------------   -------------
         Total income (loss) from investment operations         1.2328          0.3282
                                                         -------------   -------------
Net asset value, end of period                           $     18.0599   $     16.8271
                                                         =============   =============
Total return                                                      7.33%           1.99%
Ratios / Supplemental data:
  Net assets, end of period (in 000's)                   $     485,602   $   1,311,601
  Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit            0.05%           0.05%
      After expense reimbursement and earnings credit             0.05%           0.05%
  Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit            2.93%           3.07%
      After expense reimbursement and earnings credit             2.93%           3.07%
  Portfolio turnover rate                                           62%             81%

                                                         SIX MONTHS ENDED                YEAR ENDED DECEMBER 31,
                                                          JUNE 30, 2004       ----------------------------------------------
UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND                (UNAUDITED)             2003            2002             2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $        14.2420     $     10.8884   $     12.8484    $     12.4626
                                                         ----------------     -------------   -------------    -------------
Income (loss) from investment operations:
  Net investment income                                            0.1073*           0.2126*         0.2085*          0.1913*
  Net realized and unrealized gain (loss)                          0.4163            3.1410         (2.1685)          0.1945
                                                         ----------------     -------------   -------------    -------------
         Total income (loss) from investment operations            0.5236            3.3536         (1.9600)          0.3858
                                                         ----------------     -------------   -------------    -------------
Net asset value, end of period                           $        14.7656     $     14.2420   $     10.8884    $     12.8484
                                                         ================     =============   =============    =============
Total return                                                         3.68%+           30.80%         (15.26)%           3.10%
Ratios / Supplemental data:
  Net assets, end of period (in 000's)                   $         99,799     $      65,756   $      49,905    $      49,512
  Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit             0.1144%++         0.1231%           0.09%            0.05%
      After expense reimbursement and earnings credit              0.0475%++         0.0475%           0.03%            0.01%
  Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit               1.49%++           1.76%           1.70%            1.50%
      After expense reimbursement and earnings credit                1.56%++           1.84%           1.76%            1.54%
  Portfolio turnover rate                                              29%               46%             45%              45%

                                                             YEAR ENDED DECEMBER 31,
                                                         ------------------------------
UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND                   2000             1999
---------------------------------------------------------------------------------------
Net asset value, beginning of period                     $     11.9159    $     12.3079
                                                         -------------    -------------
Income (loss) from investment operations:
  Net investment income                                         1.2318           0.1668
  Net realized and unrealized gain (loss)                      (0.6851)         (0.5588)
                                                         -------------    -------------
         Total income (loss) from investment operations         0.5467          (0.3920)
                                                         -------------    -------------
Net asset value, end of period                           $     12.4626    $     11.9159
                                                         =============    =============
Total return                                                      4.59%           (3.18)%
Ratios / Supplemental data:
  Net assets, end of period (in 000's)                   $      66,512    $     204,825
  Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit            0.03%            0.03%
      After expense reimbursement and earnings credit             0.01%            0.01%
  Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit            1.71%            1.68%
      After expense reimbursement and earnings credit             1.73%            1.70%
  Portfolio turnover rate                                           72%              51%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
+  Non-Annualized.
++ Annualized.

                 See accompanying notes to financial statements.

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                         SIX MONTHS ENDED        YEAR ENDED DECEMBER 31,
                                                          JUNE 30, 2004       -----------------------------
UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND              (UNAUDITED)             2003            2002
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $         9.1924     $      7.1106   $      8.4750
                                                         ----------------     -------------   -------------
Income (loss) from investment operations:
  Net investment income                                            0.0500*           0.1560*         0.1443
  Net realized and unrealized gain (loss)                          0.3542            1.9258         (1.5087)
                                                         ----------------     -------------   -------------
         Total income (loss) from investment operations            0.4042            2.0818         (1.3644)
                                                         ----------------     -------------   -------------
Net asset value, end of period                           $         9.5966     $      9.1924   $      7.1106
                                                         ================     =============   =============
Total return                                                         4.40%+           29.28%         (16.10)%
Ratios / Supplemental data:
  Net assets, end of period (in 000's)                   $         11,317     $      14,646   $      11,381
  Ratio of expenses to average net assets:
      Before expense reimbursement and
       earnings credit                                             0.5499%++         0.3177%           0.16%
      After expense reimbursement and earnings credit              0.0475%++         0.0475%           0.02%
  Ratio of net investment income to average net assets:
      Before expense reimbursement and
       earnings credit                                               1.13%++           1.71%           1.67%
      After expense reimbursement and
       earnings credit                                               1.63%++           1.98%           1.81%
  Portfolio turnover rate                                              17%               26%             41%

                                                             YEAR ENDED DECEMBER 31,       PERIOD ENDED
                                                         -------------------------------   DECEMBER 31,
UBS LARGE CAP SELECT EQUITY RELATIONSHIP FUND                 2001              2000          1999**
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $      8.4771     $      8.1963   $     10.0000
                                                         -------------     -------------   -------------
Income (loss) from investment operations:
  Net investment income                                         0.1431            0.1829          1.3195
  Net realized and unrealized gain (loss)                      (0.1452)           0.0979         (3.1232)
                                                         -------------     -------------   -------------
         Total income (loss) from investment operations        (0.0021)           0.2808         (1.8037)
                                                         -------------     -------------   -------------
Net asset value, end of period                           $      8.4750     $      8.4771   $      8.1963
                                                         =============     =============   =============
Total return                                                     (0.02)%            3.43%         (18.04)%+
Ratios / Supplemental data:
  Net assets, end of period (in 000's)                   $      13,701     $      14,644   $         862
  Ratio of expenses to average net assets:
      Before expense reimbursement and
       earnings credit                                            0.13%             0.27%           0.26%++
      After expense reimbursement and earnings credit             0.01%             0.01%           0.01%++
  Ratio of net investment income to average net assets:
      Before expense reimbursement and
       earnings credit                                            1.43%             1.62%           1.66%++
      After expense reimbursement and
       earnings credit                                            1.55%             1.88%           1.91%++
  Portfolio turnover rate                                           50%               67%            142%

                                                         SIX MONTHS ENDED                 YEAR ENDED DECEMBER 31,
                                                          JUNE 30, 2004       ----------------------------------------------
UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND          (UNAUDITED)             2003            2002            2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $        14.1723     $     10.7950   $     12.6885    $     12.2579
                                                         ----------------     -------------   -------------    -------------
Income (loss) from investment operations:
  Net investment income                                            0.1400*           0.2736*         0.3804           0.2155
  Net realized and unrealized gain (loss)                          0.3722            3.1037         (2.2739)          0.2151
                                                         ----------------     -------------   -------------    -------------
         Total income (loss) from investment operations            0.5122            3.3773         (1.8935)          0.4306
                                                         ----------------     -------------   -------------    -------------
Net asset value, end of period                           $        14.6845     $     14.1723   $     10.7950    $     12.6885
                                                         ================     =============   =============    =============
Total return                                                         3.61%+           31.29%         (14.92)%           3.51%
Ratios / Supplemental data:
  Net assets, end of period (in 000's)                   $        103,917     $     108,536   $      91,019    $     120,409
  Ratio of expenses to average net assets:
      Before expense reimbursement and
       earnings credit                                             0.1042%++         0.0847%           0.06%            0.02%
      After expense reimbursement and earnings credit              0.0475%++         0.0475%           0.03%            0.01%
  Ratio of net investment income to average net assets:
      Before expense reimbursement and
       earnings credit                                               1.99%++           2.26%           2.16%            1.92%
      After expense reimbursement and
       earnings credit                                               2.05%++           2.30%           2.19%            1.93%
  Portfolio turnover rate                                              19%               26%             33%              48%

                                                            YEAR ENDED DECEMBER 31,
                                                         -----------------------------
UBS U.S. LARGE CAP VALUE EQUITY RELATIONSHIP FUND             2000            1999
--------------------------------------------------------------------------------------
Net asset value, beginning of period                     $     10.4550   $     10.4832
                                                         -------------   -------------
Income (loss) from investment operations:
  Net investment income                                         0.2834          0.2503
  Net realized and unrealized gain (loss)                       1.5195         (0.2785)
                                                         -------------   -------------
         Total income (loss) from investment operations         1.8029         (0.0282)
                                                         -------------   -------------
Net asset value, end of period                           $     12.2579   $     10.4550
                                                         =============   =============
Total return                                                     17.24%          (0.27)%
Ratios / Supplemental data:
  Net assets, end of period (in 000's)                   $     114,083   $      99,506
  Ratio of expenses to average net assets:
      Before expense reimbursement and
       earnings credit                                            0.04%           0.03%
      After expense reimbursement and earnings credit             0.01%           0.01%
  Ratio of net investment income to average net assets:
      Before expense reimbursement and
       earnings credit                                            2.43%           2.02%
      After expense reimbursement and
       earnings credit                                            2.46%           2.04%
  Portfolio turnover rate                                           75%             95%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
** The Fund commenced operations on April 30, 1999.
+  Non-Annualized
++ Annualized

                 See accompanying notes to financial statements.

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                         SIX MONTHS ENDED                 YEAR ENDED DECEMBER 31,
                                                          JUNE 30, 2004       ----------------------------------------------
UBS SMALL CAP EQUITY RELATIONSHIP FUND                     (UNAUDITED)             2003            2002             2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $        32.9924     $     23.9103   $     24.9640    $     21.3920
                                                         ----------------     -------------   -------------    -------------
Income (loss) from investment operations:
  Net investment income                                            0.1888*           0.4642*         1.9606           0.3903*
  Net realized and unrealized gain (loss)                          1.7881            8.6179         (3.0143)          3.1817
                                                         ----------------     -------------   -------------    -------------
         Total income (loss) from investment operations            1.9769            9.0821         (1.0537)          3.5720
                                                         ----------------     -------------   -------------    -------------
Net asset value, end of period                           $        34.9693     $     32.9924   $     23.9103    $     24.9640
                                                         ================     =============   =============    =============
Total return                                                         5.99%+           37.98%          (4.22)%          16.70%
Ratios / Supplemental data:
  Net assets, end of period (in 000's)                   $        322,714     $     287,971   $     136,446    $     174,710
  Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit             0.0647%++         0.0682%           0.05%            0.02%
      After expense reimbursement and earnings credit              0.0375%++         0.0375%           0.02%            0.00%
  Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit               1.08%++           1.65%           1.60%            1.67%
      After expense reimbursement and earnings credit                1.11%++           1.68%           1.63%            1.69%
  Portfolio turnover rate                                              32%               62%             82%              76%

                                                            YEAR ENDED DECEMBER 31,
                                                         -----------------------------
UBS SMALL CAP EQUITY RELATIONSHIP FUND                        2000            1999
--------------------------------------------------------------------------------------
Net asset value, beginning of period                     $     19.4892   $     18.9356
                                                         -------------   -------------
Income (loss) from investment operations:
  Net investment income                                         1.3404          0.0975
  Net realized and unrealized gain (loss)                       0.5624          0.4561
                                                         -------------   -------------
         Total income (loss) from investment operations         1.9028          0.5536
                                                         -------------   -------------
Net asset value, end of period                           $     21.3920   $     19.4892
                                                         =============   =============
Total return                                                      9.76%           2.92%
Ratios / Supplemental data:
  Net assets, end of period (in 000's)                   $     361,797   $     564,625
  Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit            0.02%           0.01%
      After expense reimbursement and earnings credit             0.00%           0.00%
  Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit            1.86%           2.05%
      After expense reimbursement and earnings credit             1.88%           2.06%
  Portfolio turnover rate                                           60%             57%

                                                         SIX MONTHS ENDED                YEAR ENDED DECEMBER 31,
                                                          JUNE 30, 2004       ----------------------------------------------
UBS INTERNATIONAL EQUITY RELATIONSHIP FUND                 (UNAUDITED)             2003            2002             2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $        11.9125     $      8.9083   $     10.0597    $     11.6827
                                                         ----------------     -------------   -------------    -------------
Income (loss) from investment operations:
  Net investment income                                            0.1891*           0.2351*         0.1993*          0.2256
  Net realized and unrealized gain (loss)                          0.1699            2.7691         (1.3507)         (1.8486)
                                                         ----------------     -------------   -------------    -------------
         Total income (loss) from investment operations            0.3590            3.0042         (1.1514)         (1.6230)
                                                         ----------------     -------------   -------------    -------------
Net asset value, end of period                           $        12.2715     $     11.9125   $      8.9083    $     10.0597
                                                         ================     =============   =============    =============
Total return                                                         3.01%+           33.72%         (11.45)%         (13.89)%
Ratios / Supplemental data:
  Net assets, end of period (in 000's)                   $         84,920     $      95,947   $      80,544    $      62,609
  Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit             0.1767%++         0.1754%           0.13%            0.10%
      After expense reimbursement and earnings credit              0.0900%++         0.0900%           0.08%            0.06%
  Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit               3.04%++           2.35%           2.09%            2.04%
      After expense reimbursement and earnings credit                3.13%++           2.44%           2.14%            2.08%
  Portfolio turnover rate                                              16%               46%             51%              85%

                                                             YEAR ENDED DECEMBER 31,
                                                         ------------------------------
UBS INTERNATIONAL EQUITY RELATIONSHIP FUND                    2000             1999
---------------------------------------------------------------------------------------
Net asset value, beginning of period                     $     12.5008    $     10.3223
                                                         -------------    -------------
Income (loss) from investment operations:
  Net investment income                                         0.3289           0.1796
  Net realized and unrealized gain (loss)                      (1.1470)          1.9989
                                                         -------------    -------------
         Total income (loss) from investment operations        (0.8181)          2.1785
                                                         -------------    -------------
Net asset value, end of period                           $     11.6827    $     12.5008
                                                         =============    =============
Total return                                                     (6.54)%          21.10%
Ratios / Supplemental data:
  Net assets, end of period (in 000's)                   $      75,227    $     119,097
  Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit            0.11%            0.12%
      After expense reimbursement and earnings credit             0.06%            0.06%
  Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit            1.64%            1.90%
      After expense reimbursement and earnings credit             1.69%            1.96%
  Portfolio turnover rate                                           63%              86%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
+  Non-Annualized.
++ Annualized.

                 See accompanying notes to financial statements.

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                         SIX MONTHS ENDED                 YEAR ENDED DECEMBER 31,
                                                          JUNE 30, 2004        ----------------------------------------------
UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND              (UNAUDITED)              2003            2002             2001
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $        12.3568      $      7.9516   $      8.2645    $      8.2869
                                                         ----------------      -------------   -------------    -------------
Income (loss) from investment operations:
  Net investment income                                            0.1362*            0.2196*         0.1275*          0.1770
  Net realized and unrealized gain (loss)                         (0.2262)            4.1856         (0.4404)         (0.1994)
                                                         ----------------      -------------   -------------    -------------
         Total income (loss) from investment operations           (0.0900)            4.4052         (0.3129)         (0.0224)
                                                         ----------------      -------------   -------------    -------------
  Redemption fees                                                  0.0595                 --              --               --
                                                         ----------------      -------------   -------------    -------------
Net asset value, end of period                           $        12.3263      $     12.3568   $      7.9516    $      8.2645
                                                         ================      =============   =============    =============
Total return                                                        (0.25)%+           55.40%          (3.79)%          (0.27)%
Ratios / Supplemental data:
  Net assets, end of period (in 000's)                   $        528,222      $     372,034   $     208,990    $     260,670
  Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit             0.4150%++          0.4500%           0.42%            0.40%
      After expense reimbursement and earnings credit              0.4150%++          0.4500%           0.42%            0.40%
  Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit               2.12%++            2.28%           1.51%            1.93%
      After expense reimbursement and earnings credit                2.12%++            2.28%           1.51%            1.93%
  Portfolio turnover rate                                              27%                62%             61%              61%

                                                             YEAR ENDED DECEMBER 31,
                                                         -----------------------------
UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND                 2000            1999
---------------------------------------------------------------------------------------
Net asset value, beginning of period                     $     11.6039    $      7.0004
                                                         -------------    -------------
Income (loss) from investment operations:
  Net investment income                                         0.4255           0.3658
  Net realized and unrealized gain (loss)                      (3.7425)          4.2377
                                                         -------------    -------------
         Total income (loss) from investment operations        (3.3170)          4.6035
                                                         -------------    -------------
  Redemption fees                                                   --               --
                                                         -------------    -------------
Net asset value, end of period                           $      8.2869    $     11.6039
                                                         =============    =============
Total return                                                    (28.59)%          65.76%
Ratios / Supplemental data:
  Net assets, end of period (in 000's)                   $     265,557    $     488,333
  Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit            0.49%            0.47%
      After expense reimbursement and earnings credit             0.48%            0.47%
  Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit            1.36%            1.62%
      After expense reimbursement and earnings credit             1.37%            1.62%
  Portfolio turnover rate                                           67%              92%

                                                         SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                                          JUNE 30, 2004        -----------------------------------------------
UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND           (UNAUDITED)              2003             2002             2001
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $         1.0000      $      1.0000    $      1.0000    $      1.0000
                                                         ----------------      -------------    -------------    -------------
Income (loss) from investment operations:
  Net investment income                                            0.0054             0.0126           0.0185           0.0413
Distributions:
  Net investment income                                           (0.0054)           (0.0126)         (0.0185)         (0.0413)
                                                         ----------------      -------------    -------------    -------------
Net asset value, end of period                           $         1.0000      $      1.0000    $      1.0000    $      1.0000
                                                         ================      =============    =============    =============
Total return                                                         0.54%+             1.23%            1.87%            4.21%
Ratios / Supplemental data:
  Net assets, end of period (in 000's)                   $        222,698      $     247,719    $     572,043    $     791,332
  Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit             0.0298%++          0.0200%            0.02%            0.01%
      After expense reimbursement and earnings credit              0.0100%++          0.0100%            0.01%            0.01%
  Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit               1.07%++            1.25%            1.85%            4.27%
      After expense reimbursement and earnings credit                1.09%++            1.26%            1.86%            4.27%

                                                             YEAR ENDED DECEMBER 31,
                                                         ------------------------------
UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND              2000             1999
---------------------------------------------------------------------------------------
Net asset value, beginning of period                     $      1.0000    $      1.0000
                                                         -------------    -------------
Income (loss) from investment operations:
  Net investment income                                         0.0645           0.0521
Distributions:
  Net investment income                                        (0.0645)         (0.0521)
                                                         -------------    -------------
Net asset value, end of period                           $      1.0000    $      1.0000
                                                         =============    =============
Total return                                                      6.69%            5.34%
Ratios / Supplemental data:
  Net assets, end of period (in 000's)                   $     657,327    $     523,786
  Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit            0.01%            0.01%
      After expense reimbursement and earnings credit             0.01%            0.01%
  Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit            6.49%            5.23%
      After expense reimbursement and earnings credit             6.49%            5.23%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
+  Non-Annualized.
++ Annualized.

                 See accompanying notes to financial statements.

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                        SIX MONTHS ENDED           YEAR ENDED DECEMBER 31,          PERIOD ENDED
                                                         JUNE 30, 2004     ---------------------------------------  DECEMBER 31,
UBS U.S. BOND RELATIONSHIP FUND                           (UNAUDITED)         2003          2002          2001         2000**
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $       13.6737    $   13.0522   $   11.8512   $   10.8829   $   10.0000
                                                        ---------------    -----------   -----------   -----------   -----------
Income (loss) from investment operations:
  Net investment income                                          0.3036*        0.6022*       0.6547*       0.8146        0.1842
  Net realized and unrealized gain (loss)                       (0.2425)        0.0193        0.5463        0.1537        0.6987
                                                        ---------------    -----------   -----------   -----------   -----------
         Total income from investment operations                 0.0611         0.6215        1.2010        0.9683        0.8829
                                                        ---------------    -----------   -----------   -----------   -----------
Net asset value, end of period                          $       13.7348    $   13.6737   $   13.0522   $   11.8512   $   10.8829
                                                        ===============    ===========   ===========   ===========   ===========
Total return                                                       0.45%+         4.76%        10.13%         8.90%         8.83%+
Ratios / Supplemental data:
  Net assets, end of period (in 000's)                  $        63,812    $    86,070   $    78,599   $    36,154   $    43,890
  Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit           0.1455%++      0.1119%         0.09%         0.07%         0.20%++
      After expense reimbursement and earnings credit            0.0475%++      0.0475%         0.03%         0.01%         0.01%++
  Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit             4.31%++        4.44%         5.18%         6.30%         6.60%++
      After expense reimbursement and earnings credit              4.41%++        4.50%         5.24%         6.36%         6.79%++
  Portfolio turnover rate                                            67%           144%          173%          204%          231%

                                                           SIX MONTHS
                                                              ENDED                       YEAR ENDED DECEMBER 31,
                                                          JUNE 30, 2004        ----------------------------------------------
UBS HIGH YIELD RELATIONSHIP FUND                           (UNAUDITED)              2003            2002             2001
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $        16.6064      $     13.4775   $     13.6963    $     13.2292
                                                         ----------------      -------------   -------------    -------------
Income (loss) from investment operations:
  Net investment income                                            0.7494*            1.4440*         1.3443*          1.4440*
  Net realized and unrealized gain (loss)                         (0.3212)            1.6849         (1.5631)         (0.9769)
                                                         ----------------      -------------   -------------    -------------
         Total income (loss) from investment operations            0.4282             3.1289         (0.2188)          0.4671
                                                         ----------------      -------------   -------------    -------------
Net asset value, end of period                           $        17.0346      $     16.6064   $     13.4775    $     13.6963
                                                         ================      =============   =============    =============
Total return                                                         2.58%+            23.22%          (1.60)%           3.53%
Ratios / Supplemental data:
  Net assets, end of period (in 000's)                   $        115,451      $     177,359   $     141,314    $     231,984
  Ratio of expenses to average net assets:
      Before expense reimbursement and
       earnings credit                                             0.0882%++          0.0729%           0.04%            0.02%
      After expense reimbursement and
       earnings credit                                             0.0375%++          0.0375%           0.01%            0.00%
  Ratio of net investment income to average net assets:
      Before expense reimbursement and
       earnings credit                                               8.84%++            9.57%           9.98%           10.51%
      After expense reimbursement and
       earnings credit                                               8.89%++            9.61%          10.01%           10.53%
  Portfolio turnover rate                                              62%                94%             72%              59%

                                                             YEAR ENDED DECEMBER 31,
                                                         ------------------------------
UBS HIGH YIELD RELATIONSHIP FUND                              2000             1999
---------------------------------------------------------------------------------------
Net asset value, beginning of period                     $     13.7659    $     13.1736
                                                         -------------    -------------
Income (loss) from investment operations:
  Net investment income                                         1.1583           1.5473
  Net realized and unrealized gain (loss)                      (1.6950)         (0.9550)
                                                         -------------    -------------
         Total income (loss) from investment operations        (0.5367)          0.5923
                                                         -------------    -------------
Net asset value, end of period                           $     13.2292    $     13.7659
                                                         =============    =============
Total return                                                     (3.90)%           4.50%
Ratios / Supplemental data:
  Net assets, end of period (in 000's)                   $     313,921    $     304,811
  Ratio of expenses to average net assets:
      Before expense reimbursement and
       earnings credit                                            0.01%            0.01%
      After expense reimbursement and
       earnings credit                                            0.00%            0.00%
  Ratio of net investment income to average net assets:
      Before expense reimbursement and
       earnings credit                                           10.39%            9.56%
      After expense reimbursement and
       earnings credit                                           10.40%            9.57%
  Portfolio turnover rate                                           65%              93%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
** The Fund commenced operations on April 28, 2000.
+  Non-Annualized.
++ Annualized.

                 See accompanying notes to financial statements.

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                         SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                                          JUNE 30, 2004        ---------------------------------------------
UBS EMERGING MARKETS DEBT RELATIONSHIP FUND                (UNAUDITED)              2003            2002            2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $        43.3907      $     33.7362   $     29.9417   $     27.0205
                                                         ----------------      -------------   -------------   -------------
Income (loss) from investment operations:
  Net investment income                                            1.4985*            3.1991*         3.3450*         3.9816*
  Net realized and unrealized gain (loss)                         (1.8291)            6.4554          0.4495         (1.0604)
                                                         ----------------      -------------   -------------   -------------
         Total income (loss) from investment operations           (0.3306)            9.6545          3.7945          2.9212
                                                         ----------------      -------------   -------------   -------------
  Redemption fees)                                                 0.0152                 --              --              --
                                                         ----------------      -------------   -------------   -------------
Net asset value, end of period                           $        43.0753      $     43.3907   $     33.7362   $     29.9417
                                                         ================      =============   =============   =============
Total return                                                        (0.73)%+           28.62%          12.67%          10.81%
Ratios / Supplemental data:
  Net assets, end of period (in 000's)                   $        101,226      $     125,308   $     110,596   $     141,545
  Ratio of expenses to average net assets:
      Before expense reimbursement and
       earnings credit                                             0.2421%++          0.2300%           0.22%           0.15%
  Ratio of net investment income to average net assets:
      Before expense reimbursement and
       earnings credit                                               6.89%++            8.13%          10.61%          12.09%
  Portfolio turnover rate                                              71%               146%            106%            163%

                                                            YEAR ENDED DECEMBER 31,
                                                         -----------------------------
UBS EMERGING MARKETS DEBT RELATIONSHIP FUND                   2000            1999
--------------------------------------------------------------------------------------
Net asset value, beginning of period                     $     23.0957   $     17.5294
                                                         -------------   -------------
Income (loss) from investment operations:
  Net investment income                                         2.7100*         2.6800*
  Net realized and unrealized gain (loss)                       1.2148          2.8863
                                                         -------------   -------------
         Total income (loss) from investment operations         3.9248          5.5663
                                                         -------------   -------------
  Redemption fees)                                                  --              --
                                                         -------------   -------------
Net asset value, end of period                           $     27.0205   $     23.0957
                                                         =============   =============
Total return                                                     16.99%          31.75%
Ratios / Supplemental data:
  Net assets, end of period (in 000's)                   $     176,181   $     448,215
  Ratio of expenses to average net assets:
      Before expense reimbursement and
       earnings credit                                            0.14%           0.12%
  Ratio of net investment income to average net assets:
      Before expense reimbursement and
       earnings credit                                           10.93%          13.66%
  Portfolio turnover rate                                          112%             68%

                                                           SIX MONTHS
                                                              ENDED              YEAR ENDED DECEMBER 31,        PERIOD ENDED
                                                          JUNE 30, 2004       -----------------------------     DECEMBER 31,
UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND            (UNAUDITED)             2003            2002           2001**
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $        11.3193     $     10.9469   $     10.0625    $     10.0000
                                                         ----------------     -------------   -------------    -------------
Income (loss) from investment operations:
  Net investment income                                            0.2333*           0.4435*         0.5202           0.1479
  Net realized and unrealized gain (loss)                         (0.1440)          (0.0711)         0.3642          (0.0854)
                                                         ----------------     -------------   -------------    -------------
         Total income (loss) from investment operations            0.0893            0.3724          0.8844           0.0625
                                                         ----------------     -------------   -------------    -------------
Net asset value, end of period                           $        11.4086     $     11.3193   $     10.9469    $     10.0625
                                                         ================     =============   =============    =============
Total return                                                         0.79%+            3.40%           8.79%            0.63%+
Ratios / Supplemental data:
  Net assets, end of period (in 000's)                   $        833,526     $     701,361   $     662,830    $     509,099
  Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit             0.1264%++         0.0600%           0.03%            0.10%++
  Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit               4.10%++           3.99%           5.39%            5.64%++
  Portfolio turnover rate                                              31%               72%             67%              12%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
** The Fund commenced operations on September 26, 2001.
+  Non-Annualized.
++ Annualized.

                 See accompanying notes to financial statements.

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                         SIX MONTHS ENDED     PERIOD ENDED
                                                                          JUNE 30, 2004       DECEMBER 31,
UBS CORPORATE BOND RELATIONSHIP FUND                                       (UNAUDITED)           2003**
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $        10.3252     $     10.0000
                                                                         ----------------     -------------
Income (loss) from investment operations:
  Net investment income                                                            0.2433*           0.1397*
  Net realized and unrealized gain (loss)                                         (0.2725)           0.1855
                                                                         ----------------     -------------
         Total income (loss) from investment operations                           (0.0292)           0.3252
                                                                         ----------------     -------------
Net asset value, end of period                                           $        10.2960     $     10.3252
                                                                         ================     =============
Total return                                                                        (0.28)%+           3.25%+
Ratios / Supplemental data:
  Net assets, end of period (in 000's)                                   $        291,653     $     250,099
      Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit                             0.1164%++         0.0798%++
      After expense reimbursement and earnings credit                              0.1000%++         0.0798%++
  Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit                               4.67%++           4.64%++
      After expense reimbursement and earnings credit                                4.69%++           4.64%++
  Portfolio turnover rate                                                              25%                4%

                                                         SIX MONTHS ENDED      YEAR ENDED     PERIOD ENDED
                                                          JUNE 30, 2004        DECEMBER 31,   DECEMBER 31,
UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND             (UNAUDITED)             2003          2002***
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $        10.9244     $     10.1256   $     10.0000
                                                         ----------------     -------------   -------------
Income (loss) from investment operations:
  Net investment income                                            0.4781*           0.3429          0.2721*
  Net realized and unrealized gain (loss)                         (0.6677)           0.4559         (0.1465)
                                                         ----------------     -------------   -------------
         Total income (loss) from investment operations           (0.1896)           0.7988          0.1256
                                                         ----------------     -------------   -------------
Net asset value, end of period                           $        10.7348     $     10.9244   $     10.1256
                                                         ================     =============   =============
Total return                                                        (1.74)%+#          7.89%           1.26%+
Ratios / Supplemental data:
  Net assets, end of period (in 000's)                   $         41,173     $          --@  $      47,398
  Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit             0.1303%++         0.1520%           1.28%++
      After expense reimbursement and earnings credit              0.1303%++         0.1375%           0.14%++
  Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit               8.99%++           9.41%           7.10%++
      After expense reimbursement and earnings credit                8.99%++           9.42%           8.24%++
  Portfolio turnover rate                                               0%               84%             20%

* The net investment income per share data was determined by using average shares outstanding throughout the period
**  The Fund commenced operations on September 15, 2003.
*** The Fund commenced operations on September 4, 2002.
@   Net assets are less than $1,000.
+   Non-Annualized
++  Annualized
# Inception date of UBS Opportunistic High Yield Relationship Fund is September 4, 2002. The Fund was inactive from May 21, 2003 to April 4, 2004. The inception return of the Fund is calculated as of April 5, 2004, the date the Fund re-commenced operations.

                 See accompanying notes to financial statements.

UBS RELATIONSHIP FUNDS -- NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES
UBS Relationship Funds (the "Trust") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended. The Trust currently offers shares of multiple series representing separate portfolios of investments, each of which is non-diversified except for UBS U.S. Cash Management Prime Relationship Fund which is diversified. The fourteen series covered by this report are: UBS Global Securities Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS Large Cap Select Equity Relationship Fund, UBS U.S. Large Cap Value Equity Relationship Fund, UBS Small Cap Equity Relationship Fund, UBS International Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS U.S. Cash Management Prime Relationship Fund, UBS U.S. Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund, UBS Corporate Bond Relationship Fund and UBS Opportunistic High Yield Relationship Fund (each a "Fund," and collectively, the "Funds"). The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

In the normal course of business the Funds enter into contracts that contain a variety of representations that provide general indemnification. The Funds maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

As of February 2004, the Board of Trustees approved the name changes for the UBS U.S. Equity Relationship Fund to UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund to UBS Large Cap Select Equity Relationship Fund, UBS U.S. Value Equity Relationship Fund to UBS U.S. Large Cap Value Equity Fund and UBS U.S. Small Cap Equity Relationship Fund to UBS Small Cap Equity Relationship Fund.

The Trust issues its beneficial interests only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended ("Securities Act").

Only "accredited investors", as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations.

A. INVESTMENT VALUATION: Each Fund calculates its net asset value based on the current market value for its portfolio securities. The Funds normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ official closing price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management 'Americas' Inc. ("UBS Global AM"), the investment manager and administrator of the Funds, or by the relevant Fund investment advisor, where applicable. Investments in affiliated investment companies are valued at the daily closing net asset value of the respective fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an international diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Factors that are considered in making this determination include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; and the evaluation of forces which influence the market in which the securities are purchased and sold.

Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. FOREIGN CURRENCY TRANSLATION: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the WM/Reuters closing spot rates as of 4:00 p.m. London time. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate on the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments in the Statements of Operations.

C. INVESTMENT TRANSACTIONS: Investment transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on an identified cost basis.

D. INVESTMENT INCOME: Interest income, which includes amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as the information becomes available.

E. DISTRIBUTIONS: With the exception of UBS U.S. Cash Management Prime Relationship Fund, none of the Funds currently intend to declare and pay dividends. For UBS U.S. Cash Management Prime Relationship Fund, dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share. There is no assurance that UBS U.S. Cash Management Prime Relationship Fund will be able to maintain a net asset value of $1.00 per share.

F. CONCENTRATION OF RISK: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger cap companies or the market averages in general and therefore may involve greater risk than investing in larger cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

G.   Federal Income Taxes:

The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income (loss) of each Fund is included in the income tax returns of the investors. For tax purposes each component of the Funds' net assets are reported at the investor level; therefore, the Statements of Assets and Liabilities do not present the components of net assets.

H. PARTNERSHIP ALLOCATIONS: For federal income tax purposes, an investor's distributive share of each item of a Fund's income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the "Trust Agreement") so long as the allocation has "substantial economic effect" within the meaning of the Internal Revenue Code (the "Code")
Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that this allocation method has substantial economic effect.

I. USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

2.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
UBS Global Asset Management (Americas) Inc. (the "Advisor"), a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the "Advisory Agreement"). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has agreed to reimburse the following Funds to the extent that total operating expenses exceed the following percentage of average daily net assets:

UBS Global Securities Relationship Fund                                       0.0875%
UBS U.S. Large Cap Equity Relationship Fund                                   0.0475
UBS Large Cap Select Equity Relationship Fund                                 0.0475
UBS U.S. Large Cap Value Equity Relationship Fund                             0.0475
UBS Small Cap Equity Relationship Fund                                        0.0375
UBS International Equity Relationship Fund                                    0.0900
UBS Emerging Markets Equity Relationship Fund                                 0.5000
UBS U.S. Cash Management Prime Relationship Fund                              0.0100
UBS U.S. Bond Relationship Fund                                               0.0475
UBS High Yield Relationship Fund                                              0.0375
UBS Emerging Markets Debt Relationship Fund                                   0.5000
UBS U.S. Securitized Mortgage Relationship Fund                               0.1375
UBS Corporate Bond Relationship Fund                                          0.1000
UBS Opportunistic High Yield Relationship Fund                                0.1375

At June 30, 2004, the Advisor owed certain Funds for expense reimbursements as follows:

UBS U.S. Large Cap Equity Relationship Fund                             $     10,537
UBS Large Cap Select Equity Relationship Fund                                 10,376
UBS U.S. Large Cap Value Equity Relationship Fund                             11,170
UBS Small Cap Equity Relationship Fund                                        15,506
UBS International Equity Relationship Fund                                    13,506
UBS U.S. Cash Management Prime Relationship Fund                              11,240
UBS U.S. Bond Relationship Fund                                               11,455
UBS High Yield Relationship Fund                                              15,255
UBS Corporate Bond Relationship Fund                                          21,351

During the period ended June 30, 2004, the Advisor paid certain Funds for expense reimbursements as follows:

UBS U.S. Large Cap Equity Relationship Fund                             $     18,628
UBS Large Cap Select Equity Relationship Fund                                 18,440
UBS U.S. Large Cap Value Equity Relationship Fund                             18,490
UBS Small Cap Equity Relationship Fund                                        26,990
UBS International Equity Relationship Fund                                    25,028
UBS U.S. Cash Management Prime Relationship Fund                              16,062
UBS U.S. Bond Relationship Fund                                               20,632
UBS High Yield Relationship Fund                                              26,063

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. These investments represented 20.17% of UBS Global Securities Relationship Fund's total net assets at June 30, 2004. Amounts relating to those investments for the period ended June 30, 2004 are summarized as follows:

                                                                                                     NET
                                                                                                 UNREALIZED
                                                                   SALES        NET REALIZED    APPRECIATION/
AFFILIATES                                        PURCHASES       PROCEEDS          GAIN        (DEPRECIATION)        VALUE
----------                                     --------------  --------------  --------------   --------------   --------------
UBS Small Cap Equity Relationship Fund         $   12,000,000  $           --  $           --   $    1,971,380   $   41,578,463
UBS Emerging Markets Equity Relationship Fund      23,000,000              --              --          773,539       83,046,807
UBS Supplementary Trust U.S. Cash Management
  Prime Relationship Fund                         275,944,697     277,095,534              --               --       72,830,793
UBS High Yield Relationship Fund                           --      18,500,000       3,798,914       (3,092,737)       9,966,382
UBS Emerging Markets Debt Relationship Fund                --       6,183,242       2,989,882       (5,889,138)              --
                                               --------------  --------------  --------------   --------------   --------------
                                               $  310,944,697  $  301,778,776  $    6,788,796   $   (6,236,956)  $  207,422,445
                                               ==============  ==============  ==============   ==============   ==============

The following Funds invest in shares of UBS Supplementary Trust U.S. Cash Management Prime Relationship Fund ("Supplementary Trust"). The Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. Supplementary Trust pays no management fees to the Advisor. Distributions from Supplementary Trust are reflected as interest income on the Statements of Operations. Amounts relating to those investments at June 30, 2004 and for the period then ended are summarized as follows:

                                                                                                                     % OF
                                                                   SALES          INTEREST                            NET
FUND                                             PURCHASES        PROCEEDS         INCOME           VALUE            ASSETS
----                                           --------------  --------------  --------------   --------------   --------------
UBS Global Securities Relationship Fund        $  275,944,697  $  277,095,534  $      456,230   $   72,830,793             7.08%
UBS U.S. Large Cap Equity Relationship Fund        20,205,289      18,560,116          15,502        3,294,141             3.30
UBS Large Cap Select Equity Relationship Fund       1,206,316       1,090,319           1,731          373,295             3.30
UBS U.S. Large Cap Value Equity Relationship
     Fund                                           9,280,007      11,943,886          15,922        1,427,757             1.37
UBS Small Cap Equity Relationship Fund             59,508,886      75,318,295          76,119        6,151,370             1.90
UBS International Equity Relationship Fund          4,523,240       4,517,828           1,497           98,952             0.12
UBS Emerging Markets Equity Relationship Fund     105,135,892     101,556,575          26,533        6,039,638             1.14
UBS U.S. Cash Management Prime
     Relationship Fund                            446,855,118     471,918,371       1,516,254      222,719,036           100.01
UBS U.S. Bond Relationship Fund                    12,645,221      14,198,884           7,717        1,067,010             1.67
UBS High Yield Relationship Fund                  107,419,876     109,899,880          38,268        2,561,567             2.22
UBS Emerging Markets Debt Relationship Fund        30,001,738      29,881,738          13,595        5,639,324             5.57
UBS U.S. Securitized Mortgage
     Relationship Fund                            276,572,760     286,031,122         115,726       28,341,652             3.40
UBS Corporate Bond Relationship Fund               30,491,266      30,273,171          19,564        3,827,410             1.31
UBS Opportunistic High Yield Relationship Fund      6,543,027       6,082,796           1,323          460,231             1.12

The following Funds have incurred brokerage commissions with the affiliated broker dealers listed below. Amounts relating to those transactions for the period ended June 30, 2004, were as follows:

FUND                                                                 UBS SECURITIES LLC
----                                                                 ------------------
UBS Global Securities Relationship Fund                                 $      8,584
UBS U.S. Large Cap Equity Relationship Fund                                    1,822
UBS Large Cap Select Equity Relationship Fund                                    405
UBS U.S. Large Cap Value Equity Relationship Fund                              3,879
UBS International Equity Relationship Fund                                        32

3.   INVESTMENT TRANSACTIONS
Investment transactions for the period ended June 30, 2004, excluding short-term investments, were as follows:

                                                                                            SALES
FUND                                                                      PURCHASES        PROCEEDS
----                                                                    --------------  --------------
UBS Global Securities Relationship Fund                                 $  428,710,033  $  364,816,336
UBS U.S. Large Cap Equity Relationship Fund                                 53,924,890      24,519,261
UBS Large Cap Select Equity Relationship Fund                                1,903,139       5,814,414
UBS U.S. Large Cap Value Equity Relationship Fund                           18,960,399      23,738,379
UBS Small Cap Equity Relationship Fund                                     128,466,993      95,767,170
UBS International Equity Relationship Fund                                  13,975,552      26,685,826
UBS Emerging Markets Equity Relationship Fund                              259,416,273     114,979,442
UBS U.S. Bond Relationship Fund                                             44,660,524      64,635,825
UBS High Yield Relationship Fund                                            92,356,150     147,577,315
UBS Emerging Markets Debt Relationship Fund                                 72,740,233      91,613,928
UBS U.S. Securitized Mortgage Relationship Fund                            407,426,045     238,310,004
UBS Corporate Bond Relationship Fund                                       111,356,697      64,922,185
UBS Opportunistic High Yield Relationship Fund                              41,166,500              --

For the period ended June 30, 2004, purchases and sales of long-term U.S. government securities were as follows:

                                                                                            SALES
FUND                                                                      PURCHASES        PROCEEDS
----                                                                    --------------  --------------
UBS Global Securities Relationship Fund                                 $  166,069,718  $  152,574,692
UBS U.S. Bond Relationship Fund                                             27,853,261      32,458,245
UBS Corporate Bond Relationship Fund                                         1,707,891       2,554,441

4.   FORWARD FOREIGN CURRENCY CONTRACTS
Certain Funds may enter into forward foreign currency contracts. During the period ended June 30, 2004, UBS Global Securities Relationship Fund, UBS International Equity Relationship Fund, and UBS Emerging Markets Debt Relationship Fund engaged in portfolio hedging with respect to changes in foreign currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. Forward foreign currency contracts are also used to achieve currency allocation strategies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses on forward foreign currency contracts. The Funds realize a gain or loss upon settlement of the contracts. The Statements of Operations reflect net realized and net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts during the period ended June 30, 2004, was the Funds' custodian.

Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform on the forward foreign currency contract. The unrealized gain, if any, represents the credit risk to the Funds on a forward foreign currency contract.

5.   FUTURES CONTRACTS
The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such futures contracts to hedge a portion of their portfolio or to equitize cash.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Funds, generally on a daily basis. The variation margin payments are equal to the daily changes in the futures contract value and are recorded as unrealized gains or losses on futures contracts. The

Funds recognize a realized gain or loss on futures contracts when the contract is closed or expires. The Statements of Operations reflect net realized and net unrealized gains and losses on these contracts.

Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of underlying securities.

6.   SECURITY LENDING

The Funds may lend portfolio securities to broker-dealers and financial institutions. UBS Global Securities Relationship Fund loaned securities to certain brokers, with the Fund's custodian acting as the Fund's lending agent. The Fund earned negotiated lenders' fees, which are included in securities lending-net income in the Statements of Operations. The Fund receives cash and securities as collateral against the loaned securities. The Fund monitors the market value of securities loaned on a daily basis and initially requires collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned. The cash collateral received is invested in short-term securities and is included in the Schedule of Investments. The value of loaned securities and related collateral outstanding at June 30, 2004, were as follows:

                                                                                                MARKET
                                                                                               VALUE OF
                                                                MARKET         COLLATERAL     INVESTMENTS
                                                               VALUE OF           FOR           OF CASH
                                                                LOANED         SECURITIES     COLLATERAL
                                                              SECURITIES         LOANED        RECEIVED
                                                            --------------   -------------   -------------
UBS Global Securities Relationship Fund                     $   50,812,324   $  51,828,978   $  51,828,978
                                                            ==============   =============   =============

Cash collateral is invested in UBS Supplementary Trust U.S. Cash Management Prime Relationship Fund, an affiliate.

7.   TRANSACTION CHARGES
Investors in UBS Emerging Markets Equity Relationship Fund and UBS Emerging Markets Debt Relationship Fund are subject to a transaction charge equal to 0.75% and 0.50%, respectively, of the Fund's offering price on Fund share purchases. On March 29, 2004, the Board of Trustees approved the reduction of the transaction charge for the UBS Emerging Markets Equity Relationship Fund from 1.50% to 0.75%.

Therefore, the shares of each of these Funds are sold at a price which is equal to the net asset value of such shares, plus a transaction charge. The transaction charge is retained by the Funds and is intended to defray transaction costs associated with the purchase and sale of securities within the Funds. Investors in UBS Emerging Markets Equity Relationship Fund are also subject to a transaction charge equal to 0.75% of the Fund's offering price on Fund share redemptions. Transaction charges received by UBS Emerging Markets Equity Relationship Fund were $1,983,173 and $2,098,452 and UBS Emerging Markets Debt Relationship Fund were $41,351 and $146,567 for the periods ended June 30, 2004 and December 31, 2003, respectively, and are included in proceeds from shares sold on the Statements of Changes in Net Assets.

UBS RELATIONSHIP FUNDS -- GENERAL INFORMATION

PROXY VOTING POLICIES & PROCEDURES
You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request by contacting the Funds directly at 1-800-647-1568 or online on the Funds' web site www.ubs.com/ubsglobalam-proxy.

[UBS LOGO]

                                                                     Presorted
                                                                     Standard
                                                                    U.S. Postage
UBS GLOBAL ASSET MANAGEMENT                                            PAID
One North Wacket Drive                                             Smithtown, NY
Chicago, Illinois 60606                                              Permit 700

ITEM 2. CODE OF ETHICS.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENT

Not applicable to the registrant.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED - END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

   (a) The registrant's Board has established a Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter
        E. Auch, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

   (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

   (a) (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of Conduct") is attached hereto as Exhibit EX-99.CODE ETH.

   (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

   (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:    /s/ Joseph A. Varnas
       --------------------
       Joseph A. Varnas
       President

Date:  September 7, 2004
       -----------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Jospeh A. Varnas
       --------------------
       Joseph A. Varnas
       President

Date:  September 7, 2004
       -----------------

By:    /s/ Joseph T. Malone
       --------------------
       Joseph T. Malone
       Treasurer & Principal Accounting Officer

Date:  September 7, 2004
       -----------------